`
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement

Pursuant to

Section
14(a)

of
the Securities

Exchange Act

of 1934

(Amendment No.

)
Filed by

the Registrant
☒
Filed by

a Party

other than

the Registrant
☐
Check the

appropriate box:
☐

Preliminary Proxy

Statement
☐
   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒

Definitive Proxy

Statement
☐
   Definitive Additional Materials
☐

Soliciting Material

Pursuant to

§
240.14a

-12
Everest Re Group, Ltd.
(Name of

Registrant as Specified

in its Charter)

(Name of

Person(s) Filing

Proxy Statement,

if Other

Than the

Registrant)
Payment of

Filing Fee

(Check the

appropriate box):
☒

No fee

required
☐

Fee paid

previously with

preliminary materials
☐

Fee computed

on table

in exhibit

required by

Item 25(b)

per Exchange

Act Rules

14a
- 6(i)(1) and
0-11

NOTICE

OF

ANNUAL

GENERAL

MEETING

OF SHAREHOLDERS
TO

BE

HELD

MAY

17,

2023
TO THE

SHAREHOLDERS OF EVEREST

RE GROUP,

LTD.:
The Annual General Meeting of

Shareholders of Everest Re Group, Ltd.

(the “Company”), a Bermuda
company,

will

be held

at Fairmont

Hamilton

Princess,

76 Pitts

Bay Road,

Hamilton,

Bermuda

on May

17,
2023

at

10:00

a.m.,

local

time,

for

the

following

purposes:
1.
To elect

John J.

Amore,

Juan C.

Andrade,

William

F. Galtney,

Jr.,

John A.

Graf, Meryl

Hartzband,

Gerri
Losquadro,

Hazel

McNeilage,

Roger

M.

Singer

and

Joseph

V.

Taranto

as

directors

of the

Company,

each
to serve

for a

one-year

period

to expire

at the

2024 Annual

General

Meeting

of Shareholders

or until
such director’s

successor

shall

have been

duly elected

or appointed

or until

such director’s

office

is
otherwise vacated.
2.
To appoint

PricewaterhouseCoopers

LLP, an

independent

registered

public accounting

firm,

as the
Company’s

independent

auditor

for

the

year

ending

December

31,

2023

and

authorize

the

Company’s
Board of Directors, acting through its Audit Committee, to determine the independent auditor’s
remuneration.
3.

To approve,

by non

-binding

advisory

vote,

2022

compensation

paid to

the Company’s

Named

Executive
Officers.
4.

To cast

a non-binding

advisory

vote on

the frequency

of future

non-binding

advisory

votes on

executive
compensation.
5.
To consider

and approve

a resolution

to change

the name

of the

Company

from “Everest

Re Group,
Ltd.”

to “Everest

Group,

Ltd.”

and to

amend

our

Bye-laws

accordingly.
6.
To consider

and act

upon

such

other

business,

if any,

as may

properly

come

before

the meeting

and
any and

all adjournments

thereof.
The

Company’s

financial

statements

for

the

year

ended

December

31,

2022,

together

with

the

report

of
the

Company’s

auditor

in respect

of those

financial

statements,

as approved

by the

Company’s

Board

of
Directors,

will be

presented

at this

Annual

General

Meeting.
Only

shareholders

of record

identified

in the

Company’s

Register

of Members

at the

close

of business

on
March

20,

2023

are entitled

to notice

of and

vote

at,

the

Annual

General

Meeting.
You are cordially invited to attend the meeting

in person. Whether or not you expect to attend the meeting
in
person,

you

are

urged

to

vote

by

internet

or

telephone

as

directed

on

the

enclosed

proxy

or

by

signing

and
dating

the proxy

and returning

it promptly

in the

postage

prepaid

envelope

provided.
By Order

of the

Board

of Directors
Juan C. Andrade
President

& CEO
April 14, 2023
Hamilton,

Bermuda

`
TABLE OF

CONTENTS
GENERAL INFORMATION 1
EXECUTIVE
 SUMMARY 2
ENVIRONMENTAL, SOCIAL AND GOVERNANCE

3
PROPOSAL

NO.

1—ELECTION

OF DIRECTORS

17
Information Concerning Director Nominees

19
Information Concerning Executive Officers

28
THE

BOARD

OF DIRECTORS

AND ITS
COMMITTEES

31
Director

Independence

33
Enhanced Audit Committee Independence
Requirements 34
Enhanced

Compensation

Committee
Independence

Requirements

34
BOARD
STRUCTURE
AND
RISK
OVERSIGHT
 35
Board Diversity 35
Leadership Structure 35
Board Role in Risk Oversight 36
Cybersecurity 37
Climate Risk 37
BOARD COMMITTEES 39
Audit

Committee

39
Audit

Committee

Report

39
Compensation Committee 40
Compensation Committee Report 41
Nominating and Governance Committee 41
Risk

Committee

42
Code

of Ethics

for CEO

and Senior

Financial
Officers

42
Shareholder

and Interested

Party
Communications with Directors

43
COMMON

SHARE

OWNERSHIP

BY

DIRECTORS
AND EXECUTIVE

OFFICERS

44
PRINCIPAL BENEFICIAL OWNERS OF
COMMON

SHARES

45
DIRECTORS’
 COMPENSATION 46
2022 Director Compensation Table

47
COMPENSATION DISCUSSION AND ANALYSIS 48
Executive

Summary

48
COMPENSATION PRACTICES 50
THE COMPANY’S

COMPENSATION
PHILOSOPHY

AND

OBJECTIVES

52
Components of

the Company’s

Compensation
Program

53
The

Role

of Peer

Companies

and

Benchmarking

54
Incentive

Based

Bonus

Plans

55
Executive

Performance

Annual

Incentive

Plan

55
Long-Term Compensation Determinations 56
Time-Vested Share Awards 57
Performance Share Units 57
Named Executive Officer Compensation 62
Company Financial Performance Assessment 63
Link

Between

Pay

and

Performance

for

2022

63
Investor
Day
Financial
Targets
 64
Individual
Performance
Assessment
Factors
 64
Summary

of Direct

Compensation

Awarded
in 2022

65
Incentive Cash Bonus 65
Other

Forms

of Compensation

68
Clawback

Policy

69
Perquisites

and

Other

Benefits

69
Tax and Accounting Implications

69
COMPENSATION OF EXECUTIVE OFFICERS 70
Summary

Compensation

Table

70
2022

Grants

of Plan-Based

Awards

71
Outstanding

Equity

Awards

at

Fiscal

Year-End

2022

72
Share

Option

Exercises

and

Shares

Vested

73
2022 Pension Benefits Table

74
2022 Non-Qualified Deferred Compensation Table 75
PAY VERSUS PERFORMANCE DISCLOSURE

76
CEO

PAY

RATIO

DISCLOSURE

80
EMPLOYMENT,

CHANGE OF

CONTROL

AND
OTHER

AGREEMENTS

81
Potential Payments Upon Termination or
Change

in Control

82
Termination

or Change

of Control

84
COMPENSATION

COMMITTEE
INTERLOCKS AND INSIDER PARTICIPATION

86
PROPOSAL NO. 2—APPOINTMENT OF
INDEPENDENT AUDITORS 87
PROPOSAL NO. 3—NON-BINDING ADVISORY
VOTE

ON EXECUTIVE

COMPENSATION

88
PROPOSAL

NO.

4—NON-BINDING

ADVISORY
VOTE

ON FREQUENCY

OF VOTE

ON EXECUTIVE
COMPENSATION

89
PROPOSAL

NO.

5—NAME

CHANGE

90
MISCELLANEOUS—GENERAL MATTERS
 91

2023 Proxy

Statement

Important

Notice

Regarding

the Availability

of Proxy

Materials

for the

Shareholder

Meeting

to be

Held

on May

17,
2023

at

Fairmont

Hamilton

Princess,

76

Pitts

Bay

Road,

Hamilton,

Bermuda

at 10:00

a.m.

local

time.
The proxy statement and annual report to shareholders are available at
https://investors.everestre.com/shareholder

-proxy-materials
PROXY

STATEMENT
_______________
ANNUAL

GENERAL

MEETING

OF SHAREHOLDERS
May 17, 2023
GENERAL

INFORMATION
The

enclosed

Proxy

Card

is

being

solicited

on

behalf

of the

Board

of Directors

(the

“Board”)

for

use

at

the

2023

Annual
General

Meeting

of Shareholders

of Everest

Re Group,

Ltd.,

a Bermuda

company

(the

“Company”),

to be

held

on May
17,

2023

and

at any

adjournment

thereof.

It may

be revoked

at any

time

before

it is

exercised

by giving

a later-dated
proxy,

notifying

the Secretary

of the

Company

in writing

at the

Company’s

registered

office

at Clarendon

House,

2
Church Street, Hamilton HM 11, Bermuda, or by voting

in person at the Annual General

Meeting. All shares represented
at the

meeting

by properly

executed

proxies

will

be voted

as specified

and,

unless

otherwise

specified,

will

be voted:
(1) for

the election

of John

J. Amore,

Juan C.

Andrade,

William

F. Galtney,

Jr., John

A. Graf,

Meryl Hartzband,

Gerri
Losquadro, Hazel McNeilage,

Roger M. Singer

and Joseph V.

Taranto as directors

of the

Company; (2) for the

appointment
of PricewaterhouseCoopers

LLP, an

independent

registered

public

accounting

firm,

as the

Company’s

independent
auditor for 2023 and for authorizing the Company’s Board of Directors acting through its

Audit Committee to determine
the independent auditor’s

remuneration; (3) for

the approval, by non-binding

advisory vote, of

the 2022 compensation
paid

to the

Named

Executive

Officers

(as

defined

herein);

(4)

to cast

a non-binding

advisory

vote

on the

frequency

of
future non-binding advisory votes on executive compensation; and (5) for the approval to formally change our corporate name

from

Everest

Re

Group,

Ltd.

to

Everest

Group,

Ltd.

and

amend

our

Bye-Laws

to

reflect

the

name

change.
Only

shareholders

of record

at the

close

of business

on March

20,

2023

will be

entitled

to vote

at the

meeting.

On
that

date,

49,007,914

Common

Shares,

par value

$.01 per

share

(“Common

Shares”),

were outstanding.

However,
this amount

includes

9,719,971

Common

Shares

held by

Everest

Re Advisors,

Ltd.

(“Re

Advisors”),

the Company’s
subsidiary. As provided in the Company’s Bye-laws, Re Advisors may vote only 4,851,783 of its shares. The outstanding
share amount also

excludes 40,870 shares

with no

voting rights. The

limitation of Re

Advisors voting shares

to 4,851,783
and

the

exclusion

of 40,870

shares

with

no

voting

rights

results

in

44,098,856

Common

Shares

entitled

to

vote.
The election of

each nominee for

director and the

approval of all

other matters

to be voted

upon at the

Annual
General

Meeting

require

the

affirmative

vote

of a majority

of the

votes

cast

at the

Annual

General

Meeting,

provided
there

is a

quorum

consisting

of not

less than

two persons

present

in person

or by

proxy

holding

in excess

of 50%
of the issued

and outstanding Common

Shares entitled to

attend and vote

at the Annual

General Meeting. The
Company

has appointed

inspectors

of election

to count

votes cast

in person

or by

proxy.

Common

Shares

owned
by shareholders

who are

present

in person

or by

proxy

at the

Annual

General

Meeting

but

who

elect

to abstain

from
voting will

be counted

towards the

presence of

a quorum.

However,

such Common

Shares and

Common Shares
owned

by shareholders

and

not

voted

in person

or by

proxy

at the

Annual

General

Meeting

(including

“broker

non-
votes”)

will

not be

counted

towards

the majority

needed

to elect

a director

or approve

any other

matter

before

the
shareholders

and,

thus,

will

have

no effect

on the

outcome

of those

votes.
This Proxy

Statement, the

attached Notice

of Annual

General Meeting,

the Annual

Report of

the Company

for the

year
ended

December

31,

2022

(including

financial

statements)

and

the

enclosed

Proxy

Card

are

first

being

mailed

to

the
Company’s

shareholders

on or

about

April

14,

2023.
All references in this document to “$” or “dollars” are references to the currency of the United States of America.
The Company

knows of no

specific

matter to

be brought

before the

Annual General

Meeting that

is not referred
to in

the attached

Notice

of Annual

General

Meeting

of Shareholders

and this

Proxy

Statement.

If any

such matter
comes

before

the meeting,

including

any shareholder

proposal

properly

made,

the proxy

holders

will

vote

proxies
in accordance

with

their

best

judgment

with

respect

to such

matters.

To be

properly

made,

a shareholder

proposal
must

comply

with

the

Company’s

Bye-laws

and,

in order

for

any

matter

to come

before

the

meeting,

it must

relate
to
matters

referred

to in

the attached

Notice

of Annual

General

Meeting.

Executive Summary

2023 Proxy

Statement
EXECUTIVE SUMMARY
This

summary

highlights

certain

information

contained

in the

Company’s

Proxy

Statement.

The summary

does

not
contain

all of

the information

that you

should

consider,

and we

encourage

you to

read the

entire

Proxy

Statement
carefully.
Financial

Highlights
Against the

backdrop of

heightened global

catastrophe activity

for another

consecutive year,

the Company
earned

$597

million

of net

income

in fiscal

year

2022.

Gross

written

premiums

grew

by 6.9%

to $14

billion,

and

the
Company

earned

$1.1

billion

of net

operating

income

and

generated

a 10.6%

after

tax

operating

return

on adjusted
shareholders’ equity.
1
The foregoing

performance

demonstrates

the strength

of and

success

in our core

strategic

underwriting

and risk
management

initiatives,

our ability

to sustain

multiple

natural

peril

events

and our

resilience

in the

face

of climate
change and social and material inflation. Indeed, in 2022, the Company generated a Total Shareholder Return (“TSR”) of
5.4%.
2
Such results were directly attributable to our core philosophy of long-term value creation for our shareholders
by
focusing

on disciplined

underwriting

standards,

diversifying

our

product

line

to maintain

growth

and

protecting

our
capital

base

by employing

intelligent

protection

measures

designed

to minimize

against

downside

exposure.
The resilience of our

franchise led by

the dedication and

hard work of

our people helped us

to achieve positive

results
for the year.
Returning

Value

to

Shareholders
We returned

$316 million

to shareholders

in 2022

in the

form of

dividends

and share

repurchases.

The Company
repurchased

$61 million

of shares

and paid

$255

million

in dividends.
Contribution

of Insurance

& Reinsurance

Divisions

to

Overall

Results
The success

of our global

diversification

strategy and

committed

investment

in the continued

expansion

of our
insurance

segment

manifested

in another

milestone

of $4.6

billion

in premium

written

by the

Everest

Insurance®
division.

Diligent

portfolio

management

and

underwriting

actions

to improve

returns

resulted

in an

improved

94.8%
combined

ratio for

the Everest

Insurance®

division

in 2022

(compared

to a 97.1%

combined

ratio in

2021) and

a
90.4%

attritional

combined

ratio

(compared

to a

91.2%

attritional

combined

ratio

in 2021).

The Everest

Insurance®
division’s

2022

gross

written

premium

also

increased

16.4%

compared

to 2021.

The increase

in our

premium

was
the

result

of disciplined

underwriting

in conjunction

with

our

ability

to capitalize

on improving

economic

conditions,
driving

exposure

growth

and

new

business

opportunities,

a favorable

rate

environment

and

high

renewal

retention.
Our Reinsurance

Division continued

to execute

its strategy

of volatility

management and

reduced exposure

to natural
catastrophe events,

while maximizing

profit, ultimately

writing $9.3

billion in

premiums with

a 96.4%

combined ratio
(compared to a

98.1% combined

ratio in 2021)

and a 86.2%

attritional combined

ratio (compared

to a 86.3%

attritional
combined ratio in 2021). The 2022 gross written premiums for the Reinsurance Division also increased 3% compared to
2021.

Our

premium

growth

has

been

driven

by continued

partnership

with

our

core

clients

and

Everest’s

position

as
a preferred

reinsurance

partner

in the

market.

1
Adjusted shareholders’

equity excludes net

after-tax unrealized (appreciation)

depreciation of available

for sale Fixed

Maturity securities. The

Company
generally uses after-tax operating income (loss), a non-GAAP financial measure, to evaluate its performance. Further explanation and a reconciliation of
net income

(loss)

to after-tax

operating

income

(loss)

can be

found

at the

back

of the

Everest

Annual

Report.
2
Total Shareholder Return (“TSR”), unless otherwise noted herein, means annual growth in Book Value Per Share (excluding Unrealized Gains and Losses on
Fixed Maturity

Investments)

plus Dividends

Per Share.

ESG
2023 Proxy

Statement

3
ENVIRONMENTAL,

SOCIAL

AND

GOVERNANCE
Environmental

and Corporate

Social

Responsibility
Our

commitment

to Environmental,

Social

and

Governance

(“ESG”)

issues

is a core

pillar

of our

corporate

strategy

at
Everest.

Our

dedication

to these

values

benefits

our stakeholders,

communities

and the

environment

over

the

long-
term. The sustainability of

our Company is

impacted not

only by climate

change and the

heightened challenges

of risk
management, exposure

analysis and

product development,

but it

also depends

on the

strength and

well-being of

our
employees

and their

diversity,

professional

development

and

opportunities

to lead

at work.

Recognizing

our impact
on the

environment

and

reaching

out

to the

communities

in which

we operate

to promote

environmental

awareness
and

support

eco-friendly

initiatives

around

the globe

are

integral

to our

strategic

objectives.

Thus,

ESG

is more

than
an annual

compliance

exercise.

It is

a core

element

of our

long-term

strategy

and a

philosophy

that

we endeavor

to
permeate

across

all operating

disciplines

including

Human

Resources,

Actuarial,

Finance

and Accounting,

Product
Development,

Underwriting,

Enterprise

Risk

Management,

Legal

& Compliance,

Claims

and Information

Technology,
among

others.

The

integration

of

ESG

across

our

Company

is

one

of

our

strategic

priorities

going

forward

in support
of our

overall

strategic

objective

to create

long-term

value

for our

shareholders.
Our

recent

ESG

highlights,

as well

as a

brief

roadmap

of upcoming

disclosure

goals

and

events,

include:
1st Quarter

2022
Launched the EverGreen Business Resource Group. EverGreen focuses on enhancing and streamlining our efforts to cultivate and drive a company-wide culture of sustainability focusing on green initiatives throughout the organization.
In 2022, EverGreen held a Hurricane Season Kickoff event with a climate scientist to present the hurricane season forecast and share his insights on how climate change impacts the formation and strength of tropical storms and organized an electronics recycling event at our U.S. headquarters.
Apr-22
Publication

of Everest’s

second

comprehensive

Corporate

Responsibility

Report,

in
accordance

with

the

Global Reporting

Initiative

standards

and

in alignment

with

the
Task

Force

on

Climate-related

Financial

Disclosures

recommendations.
4th

Quarter

2022

and

ongoing
Conducted

a climate

risk

analysis

of our

investment

portfolio

to understand

the
financed

emissions

associated with

our

investments

and

our

exposure

to climate

risks
and

opportunities,

one

of the

key

aspects

of the

Task

Force

on

Climate-

Related
Financial

Disclosures

recommendations.
1st Quarter

2023
Completion of greenhouse gas inventory of Scope 1 and 2 emissions for the 2022 calendar year from our U.S. and international offices. This data will be used to determine a carbon footprint baseline and support us in developing Scope 1 and
2 emission reduction targets and goals throughout our business operations.
1st Quarter

2023
Completion of greenhouse gas inventory for Scope 3 emissions categories, including: business travel, employee commuting and purchased goods and services. This data will be used to create an improved understanding of our Scope
3 emissions and allow us to create emission reduction targets and goals for Scope
3 categories.
Apr-23
Publication of Everest’s supplemental Corporate Responsibility Report disclosures, available at:
https://www.everestre.com/Corporate-Responsibility
2023-24
Continue to design investment, underwriting and product development strategies to incorporate ESG and climate-related risks and opportunities into our core business operations.
2023- 24
Invest in initiatives and resources for professional development to arm our people with next-generation skills, promotive innovation and support a talented, diverse workforce.

ESG

2023 Proxy

Statement
Everest currently aligns its ESG disclosures and initiatives with the following five leading frameworks:
Global

Reporting
Initiative

(“GRI”)
Standards
The GRI standards are one of the most widely adopted and globally recognized standards for sustainability reporting.
Sustainability
Accounting
Standards

Board
(“SASB”)
SASB publishes a set of standards for 77 different industries (including insurance), which identify the minimal set of financially material sustainability topics and their associated metrics for a typical company in a given industry.
Task Force

on
Climate-related
Financial Disclosures
(“TCFD”)
The

TCFD

was

set

up

by

the

Financial

Stability

Board

of

the

G20

to

develop
recommendations for

companies

to

use

when

disclosing

climate-related

risks

and
opportunities

to

their

stakeholders.
Principles

for
Responsible
Investment (“PRI”)
The UN-supported PRI is a global leading proponent of responsible investment, with over 5,000 signatories representing more than U.S.

$120 trillion in AUM.
Principles

for
Sustainable Insurance
(“PSI”)
Endorsed by the UN Secretary-General, these principles have led to the largest collaborative initiative between the UN and the insurance industry.
We encourage

you

to go

to our

website

and

review

our

Corporate

Responsibility

Reports

and

associated

disclosures.
Our comprehensive

Corporate

Responsibility

Report

is released

on a two-year

update

cycle;

however,

we produce
supplemental

reports

and actively

update

our stakeholders

in real-time

during

the year

to highlight

key milestone
accomplishments

in climate

risk

reporting,

diversity

and

inclusion

initiatives

and

community

outreach.
We reported

under the

TCFD framework

for the first

time in 2022.

The TCFD

was developed

to implement

more
effective climate-related disclosures to enable stakeholders to understand the concentration of carbon-related assets in the financial

sector and

the financial

system’s exposures

to climate

-related risks. The

TCFD is

structured around

four
disclosure

areas:

1) governance,

2) strategy,

3) risk

management

and

4) climate-related

metrics.

Many

of the

TCFD
recommended disclosures are consistent

with our prior

disclosures under the

GRI and SASB

frameworks. Additionally,
our
TCFD

disclosures

include

Scope

3

emissions

categories

demonstrating

our

commitment

to

considering

climate

issues
in our

business

strategy

and operations.
Moreover,

Everest is

a signatory

to the PSI,

a global

sustainability

framework

of the United

Nations Environment
Programme’s Finance

Initiative. The

PSI serves

as a

global framework

for the

insurance industry

to better

understand,
prevent

and reduce

ESG risks

and better

manage

opportunities

to provide

quality

and reliable

risk protection.

The
PSI has

led to

the largest

collaboration

between

the UN

and the

insurance

industry.

More than

200 organizations
have

now joined

the PSI,

representing

about

one-third

of world

premium

volume.
3
Signatories

of the

PSI pledge

to
focus

on embedding

ESG into

company

strategy

and risk

management

procedures,

as well

as working

with

clients,
suppliers,

regulators,

governments

and other

key

stakeholders

to build

awareness

and drive

action

on ESG

issues.
Finally,

as a

signatory

to the

PRI,

the

world’s

leading

proponent

of responsible

investment,

we continue

to refine

our
investment guidelines to

comport with the aim

of the PRI. As a result, nearly

85% of Everest’s total assets

are managed
by other

PRI members,

including

approximately

95%

of its

fixed-income

assets,

which

comprise

the majority

of the
Company’s investment

portfolio.
Corporate

Governance

Profile

and

Compensation

Best

Practices
We operate

our business

consistent

with

sound

corporate

practices

and strong

corporate

governance

that

promote
the

long-term

interests

of our

shareholders,

strengthen

the accountability

of the

Board

and management

and help
build

trust

in the

Company.

Our Board

encourages

and

reviews

management

performance

in the

context

of business
practices

that

emphasize

sustainability

and best-in-class

corporate

governance.

Our philosophy

has always

been

to
generate long-term

value for

our shareholders.

This emphasis

is reflected

in our

compensation philosophy,

enterprise
risk management and business

model. We further recognize

the potential impact of

such exogenous threats

as climate
change and natural resource depletion and

strive to incorporate such

risks, to the extent they

can be quantified, into
our
risk

management

profile

to preserve

the

sustainability

of our

business.

3 Information is latest available from https://www.unepfi.org/insurance/insurance.

ESG
2023 Proxy

Statement

5
The Board

adheres to

the Company’s

Corporate Governance

Guidelines and

Ethics Guidelines

and Index

to
Compliance

Policies,

which are

available

on the Company’s

website

at http://www.everestre.com.

The Board

also
aims

to meet

or exceed,

where

applicable,

the corporate

governance

standards

established

by the

New

York Stock
Exchange

(“NYSE”).

The Board

regularly

reviews

the Company’s

corporate

governance

policies

and procedures

to
identify

areas

for

improvement

reflecting

evolving

best

practices

raised

by our

shareholders.

In addition,

as set

forth
in more

detail

in this

Proxy Statement

in the

section

entitled

“Compensation

Discussion

and Analysis,”

the Board
strives

to respond

to shareholder

concerns

regarding

compensation

practices

from a

governance

perspective.
Diversity,

Equity

and

Inclusion
Our strength

and success

derive from

our diversity,

and we

are at

our best

when we

embrace diverse

views and
perspectives. Equality

in opportunity,

career development,

compensation and

respect for

all individuals

are
fundamental

human

rights

that

are

at the

forefront

of our

culture

and

promoted

within

our

workplace.

In 2022,

we
identified

new ways

to expand

and mature

in the

diversity,

equity

and inclusion

(“DEI”)

space.

We approach

DEI as
a consistent,

dedicated

effort

to create

a lasting

positive

impact

on our

colleagues,

clients

and the

communities

we
serve across the globe.
Our Board

is committed

to diversity

within its

structure as

well as

emphasizing its

importance in

our senior

executive
leadership. We believe that diversity in gender, age, ethnicity and skill set allows for dynamic

and evolving perspectives
in governance,

strategy, corporate

responsibility, human

rights and

risk management.

We have

three highly

respected
women as

members

of our

Board with

proven

leadership

experience.
Ms.

Gerri

Losquadro

serves

as Chair

of the

Board’s

Risk

Committee,

which

establishes

and monitors

the Company’s
group-wide

risk management

principles,

including

underwriting,

reserve

analysis

and risk

appetite

levels.

Ms.

Meryl
Hartzband

serves

as

Chair

of

the

Board’s

Audit

Committee.

The

Company

also

appointed

Ms.

Hazel

McNeilage

as an
independent,

non-executive

member of

the Board

in November

2022.
Proactive

diversity

recruitment

is integral

to succession

planning

at both

the

board

level

and

throughout

all

levels

of
the

organization.

Our

Talent

Development

team

works

with

senior

management

to identify

diverse

talent

across

the
Company

as potential

leaders.

These

individuals

are provided

management

and executive

leadership

training

and
education

to enhance

their

skill

sets and

provide

opportunities

for advancement.
Our DEI

Council brings

focused attention

and awareness

of social

justice reforms

across the

organization and

society.
Over

the

past

year,

our

council

members

have

helped

shape

and

drive

various

initiatives

and

programs

that

continue
to broaden

people’s

perceptions,

foster

a deeper

understanding

of different

cultures

and

encourage

our employees
to become

involved

in employee-led

initiatives

that connect

colleagues

and provide

opportunities

to serve

in their
communities.
The work of the DEI Council

has helped enhance the employee

experience for all of our colleagues

across the
organization worldwide.

The Council

encourages continuous

and open

dialogue between

executive and

senior
management and

traditionally

underrepresented

groups at

all levels,

without fear

of reprisal

or retaliation,

to identify
areas

of improvement

and

carry

out

the message

of inclusion

both

inside

and

outside

our organization.

Among

the
key actions

led by

the DEI Council

in 2022

were forming

and supporting

additional Employee

Resource Groups
(“ERGs”), developing a regional representation network and

leveraging specific talent development and talent
acquisition

initiatives

that

will

positively

influence

the

composition

of our

workforce.
Increasing

Cultural
Intelligence

&
Bias

Awareness
Training
Cultural

intelligence

refers

to the

ability

to relate

and function

effectively

in culturally
diverse

settings.

We have

helped

to increase

cultural

intelligence

through

the
development

and enhancement

of our

employee

resources.

This

includes

DEI
education

and tools

made available

through

bias awareness

and reduction

training
offered

through

Blue Ocean

Brain

– our

interactive

and immersive

online

learning
platform. In addition,

bias awareness

and reduction

content

has been

incorporated
across

existing

Everest

development

programs.
Everest

employees

completed

over 16,000

hours

of digital

learning

in 2022,

through
a variety of

means, including LinkedIn

Learning, The Institutes,

Workday and Blue
Ocean Brain.

3,827 hours

of

this learning was

dedicated to

compliance courses,
including

harassment

prevention

and enterprise

risk management.
Harassment
Prevention

Training
Everest conducts annual harassment training. Everest expanded its mandatory
Harassment Prevention

Training to include employees located in our newly

formed
international branch offices.

ESG

2023 Proxy

Statement
Everest-NJ LEEP

Partnership
15 Everest employees volunteered for NJ LEEP’s annual industry “Week- on-the-
Job” event which serves low-income and first-generation students. The program offers 10th grade students real-world experience working in corporations, law firms and government offices, enabling them to discover new areas of interest and career possibilities. Everest hosted five students and offered them opportunities to join several Everest-led technical, professional and development workshops.
Diversity
Considerations
for Mentorship
Program
Employee participation in the Everest mentorship program continues to expand as new colleagues join the Everest team and utilize the program to encourage diverse

participation across the company. The DEI Council, through its ERGs, took advantage of the mentorship program in proactively matching under-
represented mentees with senior and executive level managers as mentors for underrepresented colleagues.
Management
Training,
Leadership
Programs and
Networking
Our management and leadership training programs have been revised to include bias awareness

and reduction education. We have piloted leadership
development programs focused on underrepresented groups, which are now under consideration for incorporation into the leadership development curriculum. There has also been a focus on developing networking opportunities for underrepresented colleagues to have more frequent and direct access to senior management.
Everest employees completed

14,921 hours of

instructor-led, skills-based

training
in 2022 (approximately 6.25 hours of instructor-led training per employee).
Employee
Resource Groups
Everest supports

our employees

through several

ERGs, including

the Black

ERG,
Latino ERG,

LGBTQ+ ERG,

Pan-Asian

ERG, Women’s

Networking Group

and Everest
Charitable

Outreach. We

also introduced

the Rising Professionals

Group in 2022.
These ERGs

leverage networking

events and

professional

development
opportunities

and promote

cultural traditions

and awareness

at Everest.
These ERGs carried

out various successful

events and

programs in 2022,

including
celebrations of

Women’s

History, Hispanic

Heritage, Pride

Awareness and

Black
History

Months;

the Pan-Asian

World

Showcase;

leadership

coffee

hours

and fireside
chats;

community

involvement

events,

offering

colleagues

the

opportunity

to
support businesses in underrepresented communities; and strategic sponsorship events.

Everest’s

U.S.

offices

are now

also

closed

in honor

of Juneteenth,

also

known
as “Freedom

Day,” to commemorate

the effective

end of slavery

in the U.S.
This

year,

1,223

Everest

employees

participated

in at

least one

of the

77 events

held
by

our

ERGs,

totaling

over

3,971

hours

of

employee

engagement in

corporate
sponsored

events.
Awards
Inside

P&C Honors awarded Everest with its Diversity & Inclusion Award, which recognizes a company in the industry committed to furthering inclusion and diversity by actively improving the opportunities and advancement of inclusivity and socio-economic diversity.
Industry Support
Everest is supportive of a variety of initiatives to advance DEI efforts, including sponsoring

conferences by the National African American Insurance Association
and the International Association of Black Actuaries, as well as the Dive In
Festival, a leading insurance industry event for advancing DEI in all forms.
Everest also recently became a founding sponsor of the Network of Actuarial
Women and Allies, whose mission is to connect and empower women of all backgrounds, races, ethnicities and life circumstances so they can be successful in the actuarial profession.

ESG
2023 Proxy

Statement

7
Training and Development
Cybersecurity
In October 2022,

Everest held its inaugural Cybersecurity Awareness Month.

As part of
this initiative, we held mandatory,
company-wide training

to teach colleagues

to be vigilant

in spotting red flags

in the office, as

well as digital

space. We
also

launched

a new Cyber

Corner

with an

easy-to-access

portal

on our

internal

company

website.

This

educational
hub is an accessible repository of regular news, tips and information to ensure that cyber risk prevention is top-of-mind
for

our

employees,

and

that

we all

have

the

resources

we need

to

protect

Everest

against

cyber

threats.
Corporate

Responsibility

and

Sustainability
We believe

that

our

future

is determined

by our

actions

taken

today

that

go beyond

just

business

strategy

and also
incorporate

the values

important

to our

employees

and the

communities

in which

we operate,

including

providing
a diverse and

inclusive work environment that

offers employees the

opportunity to further their

development,
supporting

our communities

through the

donation of

time and

financial

resources and

working with

our clients
and customers

toward

finding

environmentally

sustainable

solutions

to the adverse

impacts

of climate

change

and
maintaining

our integrity

across

all aspects

of the

Company.
Further

details

of our

progress

in the

areas

of diversity,

pay

equity,

talent

development

and

ESG can

be found

in our
second

Corporate

Responsibility

Report

which

we published

in April

2022

in compliance

with the

GRI framework.
Our 2022

supplemental

disclosures

were

also

published

in April

2023

with

updated

data.

We invite

shareholders

to
carefully

review

these reports

which are

available

at http://www.everestre.com/Corporate

-Responsibility

and welcome
feedback

on our progress

and the

reports.

The Company

also included

additional

climate-related

disclosures

in
alignment

with

the

TCFD

recommendations

within

its 2022

supplemental

Corporate

Responsibility

Report.
Community

Outreach

& Volunteer

Work
Everest Charitable Outreach
As responsible

corporate citizens,

we believe

strongly in

the importance

of advocating

for change,

giving back
to global

communities

and helping

those less

fortunate.

Our mission

is to support

education,

health,

social and
environmental

issues

that

impact

our neighbors.

This

is why

we founded

Everest

Charitable

Outreach

(“ECO”).

ECO
is a community

service

organization

sponsored

by the

Company

that

coordinates

employees

to work

with charities
in the local communities

where we operate. Through ECO, we

partner with organizations that use their

funds directly

for
their causes

with limited

overhead

expense.

We endeavor

to assure that

at least 80% of the Company’s

financial
donations

to each of

our partner

organizations

goes directly

to the community

endeavors

being supported.

But
donation

of time

is more

important

to ECO

than financial

support.
The cornerstone

of ECO’s

community

outreach

efforts

involves

working closely

with our

local offices

around the
globe

in developing

programs

that

encourage

active

employee

participation

in a

variety

of events

within

their

local
communities

and

neighborhoods.

In furtherance

of this

goal,

we were

proud

to support

over

450 of

our

employees
committing

1,350

volunteer

hours

in 2022

to support

a range

of charitable

causes,

including:
RARITAN

HABITAT
FOR

HUMANITY
Everest employees from our New Jersey and New York offices volunteered with
Raritan Valley Habitat for Humanity to assemble benches for a community garden in Flemington, New Jersey, as part of a larger civic revitalization project.
GROW-A-ROW
Employees

volunteered

with

Grow-a-Row

to glean

apples

to be

distributed

to those
struggling

with

food

insecurity

and

would

otherwise

be unable

to buy

fresh

produce
for

themselves.

The

group

gleaned

3,150

pounds

of apples,

which

will

provide

about
12,600

servings.

The

apples

picked

were

sent

to a

community

food

bank

truck,
bound

for

one

of Grow-A-Row’s

hunger

relief

partner

organizations

such

as

the
Community

Foodbank

of New

Jersey,

City

Harvest

in New

York

City,

Philabundance

in
Philadelphia,

the

Mid-Atlantic

Regional

Cooperative

and

at free

farmers

markets

in
Camden,

Jersey

City,

East

Orange,

Newark,

Morristown

and

Trenton,

New

Jersey

and
Philadelphia,

Pennsylvania.
On another

occasion,

Everest

volunteered

with Grow-A-Row

for a peach

tree thinning
event.

Tree thinning

is an important

agricultural

practice

that improves

trees’

growth
rates,

health

and

ability

to yield

high-quality

produce.

ESG

2023 Proxy

Statement
CAMP JOTONI
Camp

Jotoni is a special needs summer camp for children and adults with disabilities. 15 of our colleagues participated in a clean-up day to prepare the facilities, cabins and grounds for the summer sessions.
COVENANT
HOUSE SLEEP
OUT
Everest supported

the Covenant House

(Re) Insurance

Industry Sleep Out

event in

2022.
The Covenant
House aids homeless

youth by providing

shelter, food,

clothing and
essential services such

as job training,

education, healthcare,

mental health

counseling and
legal aid.

Everest’s team raised

$14,830, which

included a $10,000

corporate contribution
to Covenant House.
PORT LYMPNE
ANIMAL RESCUE
A team of 35 volunteers from the London Reinsurance team volunteered at Port
Lympne, a local

animal reserve and breeding sanctuary for rare and endangered animals to construct a new Meerkat reserve.
AKHIL AUTISM
FOUNDATION
Nine

Everest

employees,

as

well

as additional

friends

and

family

participated

in the
Akhil

Autism

Foundation

3k/5k

walk

to raise

funds

for

autism

research.
RISE AGAINST
HUNGER
Everest

employees

across

10 offices

volunteered

with

Rise

Against

Hunger

to pack
72,363

nutritious

meals

that

were

distributed

to Rise

Against

Hunger’s

partners
throughout

the

world.
UNITED WAY
TOOLS FOR
SCHOOLS
125 Everest

employees

donated

to United

Way’s

Tools

for Schools

program

in 2022
to provide

much-needed

school

supplies

to students

and teachers

in local
communities.

Employees

across

12 offices

donated

over 1,000

items

and we
surpassed

our goal

of donating

$10,000

worth

of school

supplies.
SOLES4SOULS
New in

2022,

U.S.

employees

can support

Soles4Souls

on an

ongoing

basis.
Soles4Souls

is a U.S.-based

nonprofit

that collects

unwanted

shoes

and clothing

and
provides

them to

those

in need.

Employees

are able

to donate

shoes

and clothing

to
reduce

waste.

In 2022,

employees

donated

over 170

pairs

of shoes

and 190

pieces
of clothing.
Everest

Cares
Everest

Cares

is our

global

philanthropic

program,

designed

to align

a substantial

portion

of our

charitable

giving
with three

of the

United Nations’

17 Sustainable

Development Goals:

climate, hunger and

justice. These pillars
align

with

our employees’

passions

to create

a sense

of shared

purpose

that

connects

them

to the

Company,

their
community

and the

world.

We recognize

the cross-cutting

nature

of these

issues,

including

the effects

of climate
change

upon our

food

supply

and the

disproportionate

impacts

of climate

change

and environmental

injustices

on
vulnerable

communities.

Through

this

program,

we intend

to demonstrate

to our

employees,

shareholders

and the
global

community

that

Everest

is more

than

a promise

to pay

claims.
We have

partnered

with

charitable

organizations

that

align

with

the identified

pillars.

Our Employee

Matching

Gifts
program

is a component

of our Everest

Cares program

and matches

employee donations

dollar for

dollar made
to pre-selected

organizations,

which

focus

on our

three

philanthropic

pillars.

Overall,

including

Everest

Cares,

the
Company

and

its

employees

donated

approximately

$600,000

in 2022

to a

range

of charitable

organizations.
Climate

Change

and Environmental

Conscience
Policy
Climate change is

a real and

persistent threat. As

a global (re)insurance

organization, our

business involves

protecting
our customers from

the impact of natural

catastrophes and large-scale

weather events through insurance

and
reinsurance.

Insured

losses

from

natural

catastrophes

have

steadily

increased

on average

for the

last

two decades,
due in

large

part

to human

population

growth,

urbanization,

economic

development

and a

higher

concentration

of
assets

in exposed

areas,

and

these

losses

will

be further

aggravated

by the

human

impact

on climate

change.
We recognize the global impact of

climate change on extreme natural

perils and the fact that insurance is

a critical risk
transfer component for economic and

social recovery from the

effects of
extreme natural catastrophe events.

The rise
in
air and

sea temperatures is

contributing to the

increase in

both frequency and

intensity of extreme

weather events.
These
events can

become catastrophic

for people

all around

the globe.

The devastation

caused by

disasters

like
floods,
droughts, wildfires and hurricanes is getting more and more severe as the global climate continues to change.

ESG
2023 Proxy

Statement

9
We

have

an

opportunity

and

the
responsibility
to

manage

a risk
environment
made

volatile

by

global
climate change. We
recognize

that insured

losses due

to extreme

weather events

are increasing

over time,

and that

as climate

change worsens,
these losses

will continue

to grow.

This is

why we employ

a data-driven

approach to

responding to

these risks

in all aspects
of our

business,

from

modelling,

to actuarial

and

to
underwriting.
We can

draw

upon

not

only

industry

sources

of
data,
but

also

data

and

information

from

our

own

extensive

claims

and
underwriting
portfolios

given

Everest’s

half-century
of
operating history as a

global insurance and reinsurance organization. Our

pricing and exposure models strive

to quantify
the

human

impacts

of
climate
change

to

better

allow

us

to

price

the

risk

products

we

sell

and

how

we

deploy

our

risk

capital.
We are committed to providing
solutions

that

help

our

clients

manage

the

impact

of their

business

on the
environment
and mitigate

financial

risks associated

with exposure

to climate

change. While

the benefit

of
risk transfer

through insurance
on the

global

economy

is paramount

in helping

families

and

entire

communities

rebuild

homes

and

businesses

and
keep people working, we also seek to influence change in behavior to improve the environment and mitigate the human impact

on climate

change.

To that

end,

our

risk

portfolios

are

expanding

to provide

broad

insurance

and

reinsurance
protection

for

renewable

energy

programs

and

environmentally

sound

private

and

public

construction

projects.

At
the
same

time,

we look

to reduce

our capacity

and

exposure

to regions

more

susceptible

to increased

severity

of climate
change,

thereby,

proactively

curbing

the

expansion

of

human

activity

into

environmentally

sensitive

locations.
We also

continue

to monitor,

control

and reduce

where possible

our own

ecological

impact,

while,

remaining

pro-
active

and forward-looking

in a changing

climate

and weather

environment.

Among

our goals

as a Company

is to
achieve

a zero

emissions

workplace

across

all

of our

offices

by 2050.
Addressing climate

risk is

fundamental to

our long-term

sustainability.

We approach

the challenge

of climate

risk in

a
measured,

team-oriented

fashion

leveraging

our intellectual

capital,

historical

data

and

organizational

passion.

True
to our culture, we identify

tactical areas of opportunity

in mitigating climate

risk across four broad

pillars: (1) adhering
to the

PRI as

a strategic

component

of our

investment

portfolio;

(2) utilizing

our vast

(re)insurance

experience

in
working with

the global

community to

enhance risk

protection

through our

adoption of

the Principles

for Sustainable
Insurance;

(3) providing

insurance

protection

for clean

energy

programs;

and (4)

influencing

societal

behavior

to
mitigate climate change

risk.
Climate Risk Actions and Initiatives
UN-PRI Signatory •
Everest

continually

assesses

the impact

of climate

risks on

our investment
portfolio

and

identifies

investment

opportunities

in the

shift

to a

low-carbon
global economy.
•
We review

and update

our investment

guidelines

to reflect

the PRI.

We also
employ a principles-based investment strategy designed

to diversify our
global

portfolio

by

identifying

emerging

opportunities

across

various

sectors
that contribute

long-term

value

to society.

Our investment

strategy

assumes

a
proactive

and

measured

approach

in

transitioning

investment

from

declining
heavy

carbon-emitting

industries

to

eco-friendly

and

value

generating
opportunities including

renewable energy, government

sponsored green
bonds and

public works

projects.
•
We review

the

investment

guidelines

and

actions

of our

pertinent

third-party
asset

managers

to ensure

their

compliance

with

the

PRI

in

the

context

of

the
portfolios

that

they

manage.

Our main

fixed

income

asset

manager

has had
a policy

in place since

2019 restricting any

further purchase of

bonds on
behalf

of Everest

issued

by companies

that

generate

more

than

25% of

their
revenue

from coal.

As of

year-end

2022,

less than

$20 million

of our

fixed
income portfolio

is exposed

to companies

that derive

greater than

25% of
their

revenue

from

coal-related

businesses,

while

our public

equity

portfolio
had approximately

$2 million

of coal

-related

exposure,

and our

private

equity
portfolio

had less

than

$100,000

of exposure,

which

represent

a significant
decrease

in investment

exposures

to coal

over

the past

few years.
•

Currently,

Everest
has invested

over $200 million

in green bonds,

which
are fixed-
income instruments specifically designed to fund projects with environmental and/
or climate

or other social

benefits. We also

hold nearly $20

million of

investments
in three ESG-related exchanged-traded funds (“ETFs”)

helping enable the
production

of

renewable

energy

in

various

areas

of

the

world.

ESG

2023 Proxy

Statement
UN-PSI Signatory

• Everest is a signatory

to the PSI, a global sustainability framework of the
United Nations Environment Programme’s Finance Initiative.
•

The PSI serves as a global framework for the insurance industry to better understand, prevent and reduce ESG risks and better manage opportunities to provide quality and reliable risk protection. The PSI has led to the largest collaboration between the UN and the insurance industry and has steadily grown to represent over 30% of world premium volume.
•

Everest is proud to have already reported initial disclosures in accordance with the PSI framework, contained within Everest’s recently published
Corporate Responsibility Report, within four months of officially becoming a signatory to the PSI.
•

Going forward, Everest will continue to support the PSI by among other actions: working with communities to develop insurance solutions to help transition to renewables; supporting government sponsored green initiative programs; providing market leading project credit coverages; and providing coverage to protect against defaults by renewable energy developers.
Providing
Insurance
Protection

for
Clean Energy
Programs
As the renewable energy industry rapidly grows, Everest is committed to helping lead the transition to a clean energy future. McKinsey estimates that by 2026, global renewable-electricity capacity will rise more than 80 percent from 2020 levels, and by 2035, renewables will generate 60 percent of the world’s electricity.4 This dramatic growth presents an excellent insurance growth opportunity, with some recent highlights and initiatives by Everest in this area listed below:
•

Everest

insures

the International

Finance

Corporation’s

Managed

Co-Lending
Portfolio Program (“MCPP”).

The MCPP is

one of the

most successful efforts

to
date

to

connect

institutional

investors

with impact-

driven

opportunities

that
support

global

development

priorities.

Insurance

company

participants

use
unfunded

structures

to

provide

the

MCCP

with

credit

coverage

on

individual
loans. Everest has supported the funding of the following projects through the
MCCP over the past year:
–

Financing climate smart

projects in Colombia to

mitigate the impacts

of climate
change;
–

Lending to small

and medium-sized enterprises

in Nepal to

priority sectors of
agriculture and tourism;
–

Lending

to

underserved

micro,

small

and

medium-sized

enterprises

in

rural
areas of India with a focus on emission standard compliant vehicles;
–

Lending

for

trade

related

short-term

financing

to

small

and

medium-sized
Nigerian enterprises, affected by the COVID-19 pandemic;
–

Lending to eligible

climate projects to

assist a local

Kenyan bank meet

its target
of greening 25% of its loan portfolio by 2025.

4

See

https://www.mckinsey.com/industries/electric

-power-and-natural-gas/our-insights/renewable

-energy-development-in-a-net-zero

-world

ESG
2023 Proxy

Statement

11
• A growing

portion of

our global

project finance

credit insurance

segment relates
to allocating

capacity to

renewable energy

projects,

enabling financers

to
provide additional

credit for

renewable

energy development.

Among other
projects,

we have provided

credit risk

insurance

for renewable

energy projects,
including solar

and wind energy

in Brazil,

Chile, Colombia,

Egypt, Mexico,
Panama, Peru,

Senegal, South

Africa and

Taiwan. For

example, in Taiwan,
Everest supported

the conversion

of a 2GW portfolio

of diesel generators

to
natural gas

and the installation

of solar power

generation.

In Peru, Everest
supported

a development

finance institution’s

construction

of a 300MW

wind
farm.
•
• A growing

percentage

of our

excess

casualty

energy

portfolio

is comprised

of
electric

power

generation

from clean

energy

sources.

Recent
examples

include
providing

capacity

to Vineyard

Wind in

connection

with a

significant

off-shore
wind

project

development

on the

outer

continental

shelf

south

of Massachusetts
which

will be

among

the first

utility-scale

offshore

wind

energy

projects

in the
U.S.,

as well

as providing

capacity

to SOLV

Energy,

a leading

solar

services
provider

serving

the utility,

high voltage

and energy

storage

markets in

North
America,

which

has helped

build

over 8GW

of solar

energy

projects

since

2008.
• In 2022,

Everest began

providing reinsurance

support for

Marsh’s new

hydrogen
facility,

a first-of-its-kind

insurance

and reinsurance

facility
that

provides
dedicated

insurance capacity

for new and

existing green

and blue hydrogen
energy projects

globally. Energy

operators

have found

it particularly

challenging
to secure

adequate insurance

for these new

and emerging

technologies;
however, Marsh’s

facility

will support

the scale-up

of the clean

hydrogen
industry and

expedite the

transition

to renewable

energy.
• Everest

provides

reinsurance

support for

the New Energy

Risk program,

which
provides

insurance coverage

for companies

developing

breakthrough
technologies,

including fuel

cells, energy

storage, carbon

capture,

renewable
fuels and

waste-to-energy

solutions.

This coverage

helps project

developers
access capital

to accelerate

the deployment

of these technologies

to address
global challenges.
• We also provide reinsurance support for the Clean Energy Risk Solutions program, which provides performance warranties for renewable energy projects and enables debt financing. This protects the development and global distribution of clean energy technologies that deliver value to the renewable energy markets, including solar, waste-to-energy and energy storage.
• We partnered

with Associated Electric & Gas Insurance Services, a mutual
insurance company,

to offer an array of property and casualty products
designed for the renewable energy industry, including solar energy, battery storage facilities and wind assets.
• Everest Insurance® has partnered with one of the largest underwriters of
renewable energy projects in North America to provide property coverages for wind and solar energy facilities.
• Everest has written an expanding amount of

tax liability insurance coverage in recent
years, which

can protect against the loss of
investment

or production tax credits for
renewable energy projects and can potentially mean the difference between a project receiving sufficient investment and commencing start-up or not. We expect further opportunities in this area as governments encourage the growth of the renewable
energy sector.

ESG

2023 Proxy

Statement
Supporting a
More Sustainable
Economy
Everest is also supporting the development of innovative technologies through loan guarantees which will help support the transition to a

more sustainable economy. This
includes loan guarantee support for:
•

Materials technology platform

focused on a recyclable,

biodegradable and marine

-safe
packaging

applications

and

solutions

to

solve

the

difficulties

of

processing

polymer
polyvinyl

alcohol,

expand

the

use

of

sustainable

plastic

and

facilitate

the

circular
economy;
•

Biotech company with

global operations supporting sustainable tailings

management by
extracting valuable minerals

currently discarded from

mining operations which

results
in reduced mineral waste and a new

source of recycled water;
•

Biotech company offering a

variety of solutions,

including consumer products to

replace
toxic chemicals in household,

personal care and industrial products;

technologies that
make

the

oil

and

gas

industry

more

sustainable;

and

organic

and

biorational

soil
technology

to

improve

farmer

profits

and

soil

health,

with

the

benefits

of

carbon
sequestration and reduced nitrous oxide emissions.
Influencing
Societal Behavior
to Mitigate

Climate
Change Risk
•

We also seek to influence change in behavior to improve the environment and mitigate

the human impact on climate change.
•

We have

reduced

our

capacity and

exposure

to

regions

more

susceptible

to
increased

severity

of

climate change,

thereby,

proactively

helping

to

curb

the
expansion of human activity into environmentally sensitive locations.
•

We

work

with

our

insureds

to

consider

the

impact

of

climate

risk

on

their
operations

and property in conjunction with underwriting, engineering and loss mitigation services we provide.
•

We provide

insurance premium

credits to

policyholders that

demonstrate sound
environmental

practices

and

adopt

loss

mitigating

measures

to

protect

their
facilities and operations

as an economic incentive

to reduce their

exposure to
risk of loss associated with climate change.
Memberships

and

Affiliations
The Company is active in various affiliations and memberships in supporting our customers and clients in the transition
from

a carbon

economy

to renewables.

For example,

Everest

has been

a long-time

active

and contributing

member
of the

Reinsurance

Association

of America

(“RAA”),

whose advocacy

work includes

efforts

to identify

ways the

(re)
insurance

sector

can minimize

the effects

of climate

change

along

with

a commitment

to work

with

policymakers,
regulators and the

scientific, academic and business

communities to assist

in promoting awareness

and understanding
of the

risks

associated

with climate

change.

The Company’s

participation

in the

RAA includes

membership

on the
RAA’s

Extreme

Events

Committee

that focuses

on catastrophe

modeling

improvements

to reflect

climate

change.
The RAA’s statement on climate change policy is located at: www.reinsurance.org/Advocacy/RAA_Policy_Statements.
As

noted

above,

Everest

is also

a signatory

to the

PRI

and

has been

incorporating

ESG principles

into

our

investment
guidelines and decisions in accordance with the PRI. The PRI is the world’s leading proponent of responsible
investment,

with over

5,000 signatories

representing

more than

US$120 trillion

in assets

under management

as
of November

2022. The

PRI defines

responsible

investment

as a

strategy

and practice

to incorporate

ESG factors
into

investment

decisions

and active

ownership.

The PRI

is a

part

of the

United

Nations

Environment

Programme’s
Financial Initiative.
Finally,

Everest

is one

of the

few Bermuda

or North

American-based

insurance

sector

companies

to sign

on to

the
PSI,
which

ensures

better

management

of

ESG issues

and

strengthens

the

insurance

industry’s

contribution

to building
a resilient,

inclusive

and sustainable

society.

Everest’s

commitment

to the

PSI reflects

our recognition

of the impact
of climate

change

on the

global

environment

and

our

stated

goal

of achieving

a zero-emissions

workplace

across

all
global offices by 2050.

ESG
2023 Proxy

Statement

13
Risk Management Profile
We also

strive

to incorporate

environmental

risks,

to the

extent

they can

be quantified,

into our

risk management
profile.

We have

a highly

developed

Enterprise

Risk Management

(“ERM”)

practice

that identifies

key risks

that the
Company

is exposed

to and

establishes

tolerance

levels

and mitigation

strategies

to preserve

the sustainability

of
our business.

Environmental

risks,

including

those directly

related

to climate

change,

feature

prominently

in the
Company’s ERM goals.
We have

established

a robust

risk

management

process

to identify,

research,

assess

and address

various

business
risks.

As a (re)insurance

company,

we are

at the

forefront

of identifying

and limiting

climate

change

risks.

We are
exposed to climate-related

risks on both

sides of the

balance sheet –

as risk carriers,

as well as

institutional investors.
Everest closely

monitors the

risks posed

by climate

change, including

physical and

transition related

risks which

may
result in

short, medium

and long-term

impacts to

insurance and

reinsurance

organizations. Everest

acknowledges the
transition

risks

related

to climate

change,

including

political,

regulatory,

technology

and

reputational

risks.

Everest’s
underwriting

and

investment

strategies

consider

the

transition

risks,

including

through

enhancing

renewable

energy
coverage

and limiting

fossil

fuel investments.
A key component

of our ERM

framework

is the implementation

of a new

Integrated

Risk Management

(IRM) tool
to help

us establish

a thorough

register

of all

enterprise

risks,

formalize

our process

for managing

risks,

increase
cooperation among

colleagues and

escalate relevant

risks. Most importantly,

the IRM tool

will help us

build consensus
about

the initiatives

required

to mitigate

negative

effects

should

any

of these

risks

materialize.

There

are

two core
components

of this

system

– Risk

Lifecycle

and Risk

Events:
•
Risk Lifecycle
—this component pertains

to identifying, analyzing,

assessing and monitoring

risks. Also, included

in this
component is

an area

to capture

current controls

and future

plans around

the identified

risks. The Risk

Lifecycle

is
currently

being

rolled

out across

the organization.
• Risk Events
—this component will

allow for

reporting of an

event or

situation that can

impact the organization.

The
Risk
Events

component

is scheduled

to be

rolled

out

in the

first

half

of 2023.
Operations
Everest

is also

cognizant

of physical

climate

risks

when making

operational

decisions

to ensure

our infrastructure
can adapt

to the

impacts

of climate

change.

While

Everest,

as a (re)insurance

organization,

has a

modest

ecological
footprint,

the Company

nonetheless

strives

to maintain

an environmental

consciousness

in its

operations

as part

of
its

stance

toward

environmental

policy.

For

instance,

in light

of expanding

office

space

requirements

occasioned

by
growth,

Everest

is focused

on office

properties

that

exhibit

positive

environmental

features:
Location ESG Features
Warren,

New Jersey

(U.S.

Headquarters)
• LEED

Silver

certified
• Green roof
• Charging stations for electric vehicles

• Natural light-maximizing workspaces
Hamilton, Bermuda (Corporate Headquarters) • Double-glazed solar controlled glass
• Seawater

air

conditioning

system

• Energy-conserving

lighting
Chicago,

IL
• LEED Gold

certified
Houston, TX • LEED Gold certified
Los

Angeles,

CA
• LEED

Platinum

certified
New

York,

NY
• LEED Gold

certified
San Francisco, CA • LEED Platinum certified
Tampa, FL • LEED Gold certified
Walnut

Creek,

CA
• LEED Gold

certified

ESG

2023 Proxy

Statement
Everest

also

promotes

flex

hours

and a

work-from-home

policy

to help

reduce

traffic

congestion

at any

given

office
location at any given

point in time. We

also incorporate a

paperless claims processing

system designed to

significantly
reduce

the

need

for

printing

hard

copies

of claims

files.

In addition,

we are

proud

that

Everest

received

the

United

Way
of Northern

New

Jersey

Impact

Award

for

its

recently

opened

U.S.

headquarters,

which

is given

for

a real

estate

project
considered

to

have

had

the

most

positive

impact

in northern

New

Jersey

during

a given

year.
Underwriting

and Environmental

Solutions &

Practices
The Company

continuously

researches

external

and internal

data to

assess

and refine

our pricing,

modeling

and
underwriting practices

related to

climate risks.

We recognize

that over

an extended

period of

time, sustained

shifts in
atmospheric

and climate

dynamics

could

give

rise

to increased

probability

and severity

of extreme

events.

To meet
this challenge, our underwriting, actuarial, ERM, claims and catastrophe modeling teams work

in unison to

research and analyze

external raw
climate and

meteorological data

in conjunction

with our

internal claims

and
loss information

data to assess

geographical

impacts of climate

change
and develop

predictive

analytics models

to improve

pricing,

product
development and

claims management.

In order

to timely

respond to
changing

circumstances

that may

impact

areas

of Everest’s

business

and
ensure that

the Company’s

senior executive

management

and Board

are
up-to-date,

our climate

risk monitoring

structure

promotes

identification
and

reporting

of climate

risks

throughout

the

year

as shown

in the

chart

to
the right.
Everest

has also

been at

the forefront

in continuing

to develop

advanced
insurance solutions and products related

to environmental risk for

our
clients, including coverages for specialized environmental contractors as well

as industrial

and commercial

component

manufacturers.

Our loss
control

teams

work with

our clients

and policyholders

in these

industries
to develop

and

implement

loss

prevention

practices,

promote

worker

safety

at their

facilities

and

integrate

the

latest
environmentally

sustainable

materials

and practices

at their locations.

In recent years,

Everest has

also been an
increasingly

active

supporter

of renewable

energy

transactions

through

structured

credit

insurance,

including

wind
farm

projects,

in various

locations

around

in the

world.
Shareholder

Feedback
•
We

are

committed

to

ensuring

that

we

understand

our
shareholders’ issues and potential concerns, and that our
shareholders

understand

our

corporate

governance

and
executive compensation programs. This includes how our
executive

compensation

program

rewards

the

achievement

of
our

strategic

objectives

and

aligns

the

interests

of our

Named
Executive

Officers

with

those

of

the

Company’s

shareholders.
• Overall,

our

shareholders

expressed

support

for

our

long-term
strategy,

Investor

Day

and

ESG

initiatives.

There

was

universal
appreciation for

the opportunity

to engage

in the

outreach
discussions

and our

willingness

to consider

shareholder

input
into our governance protocols.
We have

reached

out to
shareholders

totaling approximately

ESG
2023 Proxy

Statement

15
Highlights

of our

corporate

governance

and

compensation

best

practices

include:
Governance

Profile

Best

Practice
Company

Practice
✓
⬝⬝ Size of Board
9
✓ ⬝⬝
Number

of Independent

Directors
7
✓ ⬝⬝
Board

Independence

Standards
The Board has adopted director independence
standards stricter than the listing standards of the
NYSE.
✓ ⬝⬝
Director

Independence

on Key

Committees
The Board's Audit, Compensation and Nominating
and Governance Committees are composed
entirely of independent directors.
✓ ⬝⬝
Separate

Chairman

and

CEO
Yes
✓ ⬝⬝
Independent

Lead Director
Yes
✓ ⬝⬝
Annual

Election

of All

Directors
Yes
✓ ⬝⬝
Majority Voting for Directors
Yes
✓
⬝⬝ Board Meeting Attendance
Each director or appointed alternate director
attended 100% of Board meetings in 2022.
✓ ⬝⬝
Annual

General

Meeting

Attendance
Director attendance

is expected

at the Annual
General Meeting

per Governance

Guidelines,

and
100% of directors

attended the

2022 Annual
General Meeting.
✓ ⬝⬝ No Over-Boarding
Directors are prohibited from sitting on the boards
of competitors.
✓ ⬝⬝
Regular

Executive

Sessions

of
Non-Management

Directors
Yes
✓
⬝⬝ Shareholder Access
No minimum share ownership or holding
thresholds is necessary to nominate qualified
director to Board.
✓ ⬝⬝
Policy

Prohibiting

Insider

Pledging

or
Hedging

of Company’s

Stock
Yes
✓ ⬝⬝
Annual

Equity

Grant

to Non-Employee
Directors
Yes
✓ ⬝⬝
Annual

Board

and

Individual

Director
Performance

Evaluations
Yes
✓ ⬝⬝ Clawback Policy
Clawback Policy covers current and former
employees, including Named Executive Officers,
providing for forfeiture and repayment of any
incentive-based compensation granted or paid to
an individual during the period in which he or she
engaged in material willful misconduct including,
but not limited to fraudulent misconduct.
✓
⬝⬝ Code of Business Conduct and Ethics for
Directors and Executive Officers
Yes
✓ ⬝⬝
No Separate

Change

in Control

Agreement
for the

CEO
CEO

participates

in the

Senior

Executive

Change

in
Control

Plan

(“CIC

Plan”)

along

with

the

other

Named
Executive

Officers.

ESG

2023 Proxy

Statement
Governance

Profile

Best

Practice
Company

Practice
✓ ⬝⬝ Double Trigger for Change-in-Control
Yes
✓ ⬝⬝ No Excise Tax Assistance
No “gross-up” payments by the Company of any
“golden parachute” excise taxes upon a change-in-
control
✓ ⬝⬝ Say on Pay Frequency
Say on Pay Advisory Vote considered by
Shareholders annually
✓ ⬝⬝ No Re-pricing of Options and SARs
The Board adheres to a strict policy of no re-
pricing of Options and SARs.
✓ ⬝⬝
Minimum Vesting Period of Options and
Restricted Shares
Minimum one-year vesting period for equity
awards
However, the Board has always instituted a five-
year vesting period for equity awards to executive
officers except for performance shares which must
meet key performance metrics over the course of
three years prior to settlement.
Three-year vesting period for equity awards to
Directors
✓ ⬝⬝ Share Recycling
No liberal share recycling
✓
⬝⬝ Stock Ownership Guidelines for Executive
Officers
Six times base salary for CEO; three times base
salary for other Named Executive Officers
✓ ⬝⬝
Stock Ownership Guidelines for Non-

Management Directors
Five times annual retainer
✓ ⬝⬝ Use of Performance Shares as Element of
Long-Term Incentive Compensation
Yes
Voting

Matters

and

Board’s

Voting

Recommendations
Proposal
Board’s

Voting

Recommendations
Page
Election

of Director

Nominees
(Proposal 1)
FOR ALL

DIRECTOR NOMINEES
17
Appointment

of PricewaterhouseCoopers

LLP

as
Company Auditor
(Proposal

2)
FOR 87
Non-Binding

Advisory

Vote

on Executive
Compensation
(Proposal

3)
FOR 88
Non-Binding

Advisory

Vote

on Frequency

of Vote
on Executive Compensation
(Proposal

4)
FOR 1

YEAR
89
Corporate

Name

Change

(Proposal 5)
FOR 90

Proposal No. 1—Election of Directors
2023 Proxy

Statement

17
PROPOSAL

NO.

1—ELECTION

OF

DIRECTORS
The Board

of Directors

recommends

that you

vote FOR

the director

nominees

described

below.

Proxies

will be

so
voted

unless

shareholders

specify

otherwise

in their

proxies.
At the

2023

Annual

General

Meeting,

the nominees

for director

positions

are to

be elected

to serve

until

the 2024
Annual General

Meeting of Shareholders

or until

their qualified

successors are

elected or

until such

director’s office

is
otherwise

vacated.

At its

regularly

scheduled

meeting

in

February

2023,

the

Nominating

and

Governance

Committee
recommended

to the

Board

the nominations

of John

J.

Amore,

Juan

C. Andrade,

William

F. Galtney,

Jr.,

John

A. Graf,
Meryl Hartzband,

Gerri Losquadro,

Hazel McNeilage,

Roger M.

Singer and

Joseph V. Taranto,

all of whom

are currently
directors

of the

Company.

The Board

accepted

the Nominating

and Governance

Committee

recommendations,

and
each

nominee

accepted

his or

her nomination.

It is

not

expected

that

any

of the

nominees

will

become

unavailable
for

election

as a director,

but if

any

nominee

should

become

unavailable

prior

to the

meeting,

proxies

will

be voted
for such persons as

the Board shall recommend, unless

the Board reduces the

number of directors accordingly. There

are
no arrangements or understandings between

any director or any

nominee for election as

a director and

any other
person
pursuant

to which

such person

was selected

as a

director

or nominee.
Important

Factors

in

Assessing

Board

Composition
The Nominating

and Governance

Committee

strives

to maintain

an engaged,

independent

Board with

broad and
diverse experience, skills and judgment that

is committed to representing the

long-term interests of our shareholders.
In
evaluating

director

candidates

and considering

incumbent

directors

for nomination

to the Board, the Committee
considers each

nominee’s character, independence,

leadership, financial literacy,

personal and professional
accomplishments,

industry

knowledge

and experience.
For incumbent

directors,

the

factors

also

include

attendance

and past

performance

on the

Board

and its

committees.
Each

director

nominee

has a

demonstrated

record

of accomplishment

in areas

relevant

to the

Company’s

business
and

qualifications

that

contribute

to the

Board’s

ability

to effectively

function

in its

oversight

role.
The Nominating

and Governance

Committee

seeks

current

and potential

directors

who will

collectively

bring

to the
Board a

variety of

skills, including:
• Leadership:
Demonstrated ability

to hold

significant leadership

positions and

effectively manage complex
organizations

is important

to evaluating

and developing

key management

talent.
•
Insurance

and/or Reinsurance

Industry

Experience:
Experience

in the

insurance

and/or reinsurance

markets

is
critical

to strategic

planning

and oversight

of our

business

operations.
•
Risk

Management:
Experience

in identifying,

assessing

and managing

risks

is critical

to oversight

of current

and
emerging

organizational

and

systemic

risks

in order

to

inform

and

adapt

the

Company’s

strategic

planning.
• Regulatory:
Understanding of the laws

and regulations that impact

our heavily regulated industry,

as well as
understanding the impact

of government actions and

public policy. Both areas

are important to oversight

of
insurance operations.
•
Finance and

Accounting:
Financial experience

and literacy

are essential

for understanding

and overseeing

our
financial

reporting,

investment

performance

and

internal

controls

to ensure

transparency

and

accuracy.
•
Corporate

Governance:
Understanding of

corporate governance

matters is

essential to

ensuring effective
governance

of the

Company

and protecting

shareholder

interests.
• Business

Operations:
A practical

understanding of

developing,

implementing

and assessing

our business

operations
and processes

and experience

making strategic

decisions, are

critical to the

oversight of

our business,

including the
assessment

of our

operating

plan,

risk

management

and

long-term

sustainability

strategy.
•
Information

Technology/Cybersecurity:
A practical

understanding

of information

systems

and technology

use in
our

business

operations

and

processes,

as well

as a

recognition

of the

risk

management

aspects

of cyber

risks

and
cyber security.
• International:
Experience and knowledge

of global insurance

and financial markets

is especially important

in
understanding

and reviewing

our business

and strategy.

Proposal No. 1—Election of Directors

2023 Proxy

Statement
In addition

to evaluating

a candidate’s

technical

skills

relevant

to the

success

of a large,

publicly

traded

company
in today’s

business

environment,

our Board

considers

additional

intangible

factors

including

an understanding

of
our business

and technology;

education

and professional

background;

and geographic,

gender, age

and ethnic
diversity.

Each

director

must

demonstrate

critical

thinking,

clear

business

ethics,

an appreciation

for diversity

and a
commitment to sustainability. The Nominating and Governance Committee’s objective is to recommend a group that

can
best perpetuate

the success of our business

and represent

shareholder

interests

through

the exercise

of sound
judgment

using

its diversity

of experience

and perspectives.
Passing

of Board

Director

John

A.

Weber
All of us

at Everest

were deeply

saddened by

the passing

of our dear

friend
and colleague

John A.

Weber. Mr.

Weber

was elected

to the Everest

Board in
2003,

serving

as Chairman

of the

Investment

Policy

Committee

for 18

years,
and

having

most

recently

served

on the

following

Committees

in 2022:

Audit,
Compensation,

Executive,

Investment

Policy

and

Nominating

and

Governance.
Mr. Weber also served as a director of the Company’s

Bermuda operating
subsidiaries Everest

Reinsurance (Bermuda),

Ltd. and Everest International
Reinsurance, Ltd. Mr. Weber’s

contributions to Everest over

the past two
decades

have been

instrumental

to Everest’s

growth,

strategic

evolution

and
results. Mr. Weber

was valued not

only for his

financial and investment

insights
as

the

Chair

of the

Investment

Policy

Committee,

but

also

his

compassion

and
humility

as a

leader.

Everest

is a better

company

in all

respects

as a

result

of
Mr. Weber’s service.

He will be

sincerely missed,

and the Company

is privileged
to have

had the

benefit

of such

a deeply

committed

Board member.

Proposal No. 1—Election of Directors
2023 Proxy

Statement

19
Information

Concerning

Director

Nominees
Each

nominee’s

biography

below

includes

a

summary

of

the

key

skills

and

experience

of

such

nominee

that

contribute
to

the

director’s

ability

to effectively

oversee

the

Company

and

act

in the

long-term

best

interests

of shareholders.
JOHN J. AMORE
Age: 74
Director

Since:

September

19,

2012

Independent
Committees:
• Audit
•
Compensation

(Chairman)
•
Nominating

and

Governance
• Risk
Qualifications

and Skills:
• Executive

Leadership
• Insurance/Reinsurance Industry Experience
•
Finance

and

Accounting
•
Corporate

Governance
• Business

Operations
• International
• Risk Management
• Claims
Background:
Mr.

Amore

retired

as a

member

of

the

Group

Executive

Committee

of Zurich

Financial

Services

Group,

now

known

as
Zurich Insurance Group, Ltd., in 2010, for which he continued

to act as a consultant through 2012. From

2004 through
2010,

he served

as CEO

of the

Global

General

Insurance

business

segment

after

having

served

as CEO

of the

Zurich
North

America

Corporate

business

division

from

2001

through

2004.

He became

CEO

of Zurich

U.S.

in 2000,

having
previously served

as CEO

of the

Zurich U.S.

Specialties business

unit. Before

joining Zurich

in 1992,

he was

vice
chairman

of Commerce

and

Industry

Insurance

Company,

a subsidiary

of American

International

Group,

Inc.

(“AIG”).
Mr.

Amore

served

as a

delegate

for the

Geneva

Association

and is

an Overseer

Emeritus

of the

Board

of Overseers
for

the

School

of Risk

Management,

Insurance

and

Actuarial

Science

at St.

John’s

University

in New

York.

He is

also

a
member

of the

Board

of Directors

of the

W. F.

Casey

Foundation,

Brooklyn,

New

York

and

the

Board

of Trustees

and
Finance,

Audit

and Investment

Committees

of Embry-Riddle

Aeronautical

University.

Proposal No. 1—Election of Directors

2023 Proxy

Statement
JUAN C. ANDRADE, CEO & PRESIDENT
Age: 57
Director

Since:

February

26,

2020

Non-Independent
Committees:
• Investment Policy
• Risk
• Executive
Qualifications

and Skills:
• Executive

Leadership
• Corporate

Governance
• Insurance/Reinsurance Industry Experience • International
• Finance

and

Accounting
• Risk Management
• Business

Operations
• Regulatory
• Mergers

and

Acquisitions
• Claims
•
Marketing

and

Branding
Background:
Juan C.

Andrade is

President and Chief

Executive Officer

of Everest Re

Group, Ltd.,

a leading global

provider of
reinsurance

and insurance

solutions.
Juan

has

close

to 30

years

of experience

in the

insurance

industry,

successfully

leading

large

and

complex

domestic
and

international

businesses.

He has

served

in executive

leadership

roles

in underwriting,

product

development

and
innovation,

claims,

sales

and distribution,

strategy

development

and general

management.
Juan joined

Everest from

Chubb where

he was responsible

for their

general insurance

business

in more than

50
countries

outside

of North

America.

Before

commencing

his

insurance

career,

Juan

worked

in national

security

and
international affairs within the U.S. Federal Government’s Executive Branch and The Executive Office of the President.
Juan

serves

on the

Board

of Directors

of USAA,

a leading

provider

of insurance,

investing

and

banking

solutions

to
members

of the

U.S.

military,

veterans

and their

families.

He was

recently

recognized

by Latino

Leaders

Magazine
for

his service

and contributions

to USAA.

Juan

serves

on the

Board

of Overseers

of the

St.

John’s

University

School
of Risk

Management,

Insurance

and

Actuarial

Science.

Juan

is a

member

of the

Board

of Trustees

of The

Institutes,
an organization committed to meeting the evolving professional development needs of the risk management
and insurance

community.

He also

serves

on the

Board of

Directors

of the

American

Property

Casualty

Insurance
Association (APCIA), the

primary national

trade association for

the insurance industry.

Juan is a

member of the

Geneva
Association,

the only

international

association

of insurance

companies

and the

think

tank for

the global

insurance
industry.

Geneva

Association

members

protect

2.6 billion

people

worldwide

and manage

over

$21 trillion

in assets.
He is also

a member

of The Wall

Street Journal’s CEO

Council, an

exclusive invitation-only group

of the world’s
leading CEOs

and influential

global business

leaders.
Juan received

a Bachelor

of Science

degree in

Journalism with

a minor

in Political

Science from

the University of
Florida

and was

honored

as a

Distinguished

Alumni

in 2018.

Juan

was also

inducted

into the

University

of Florida
College

of Journalism

and Communications

Hall

of Fame

in 2021.

This

honor

recognizes

alumni

who

have

excelled
in

their

careers

and

has

only

been

awarded

to

165

individuals

since

inception

in 1970.

He serves

on

the

University

of
Florida Foundation National Board.
He also

holds a

Master of

Arts degree

in International

Economics and

Latin American

Studies from

the Johns

Hopkins
University

School of

Advanced

International

Studies.

Proposal No. 1—Election of Directors
2023 Proxy

Statement

21
WILLIAM GALTNEY
Age: 70
Director

Since:

March

12,

1996

Independent
Committees:
• Audit
• Compensation
• Executive
•
Nominating

and Governance

(Chairman)
• Risk
a
Qualifications and Skills:
• Executive

Leadership
• Insurance/Reinsurance Industry Experience
•
Finance

and

Accounting
• Investments
•
Merger

& Acquisition
•
Corporate

Governance
• Business

Operations
• Risk Management
• Claims
•
Marketing

and

Branding
Background:
Mr.

Galtney

served

as a

director

of Everest

Re from

March

1996

to February

2000.

Thereafter

he became

a director
of the

Company

upon

the restructuring

of Everest

Holdings.

Since

April

1, 2005

he has

been

President

and CEO

of
Galtney

Group,

Inc.

Prior

thereto,

he was

President

(from

June

2001

until

December

31, 2004)

and Chairman

(until
March

31, 2005)

of Gallagher

Healthcare

Insurance

Services,

Inc. (“GHIS”),

a wholly-owned

subsidiary

of Arthur

J.
Gallagher & Co. (“Gallagher”).

From 1983 until

its acquisition by

Gallagher in June

2001, Mr. Galtney

was the Chairman
and Chief

Executive

Officer

of Healthcare

Insurance

Services,

Inc. (predecessor

to GHIS),

a managing

general

and
surplus

lines

agency

previously

indirectly

owned

by

The Galtney

Group,

Inc.

Proposal No. 1—Election of Directors

2023 Proxy

Statement
JOHN A. GRAF
Age: 63
Director Since: May 18, 2016 Independent
Committees :
•

Audit
•

Compensation
•

Nominating and

Governance
•

Investment Policy (Chairman)
Qualifications

and Skills:
• Executive

Leadership
• Insurance/Reinsurance Industry Experience
•
Corporate

Governance
• Risk Management
•
Finance

and

Accounting
• Investments
• International
• Business

Operations
• Regulatory
Background:
Mr.

Graf serves

as the

Non-Executive

Vice

Chairman

of Global

Atlantic

Financial

Group

(“Global

Atlantic”)

and

joined
the Board

of Directors

upon Global

Atlantic’s

acquisition

of Forethought

Financial

Group

(“Forethought

Financial”)
in 2014.

He served as

Chairman and

CEO of Forethought

Financial from 2006

to 2014. He

serves on the

Audit,
Risk and

Compliance

Committees

of Global

Atlantic.

Until December

2015,

he served

as a non-executive

director
of QBE

Insurance

Group Limited

where he

chaired

the Investment

and Personnel

Committees.

In 2005,

he served
as Chairman,

CEO and President

of AXA Financial,

Inc. where

he also served

as Vice

Chairman of the

Board and
President

and Chief Operating

Officer of its

subsidiaries,

AXA Equitable

Life Insurance

Company and

MONY Life
Insurance Company. From 2001 through 2004 he was the Executive Vice President of Retirement Savings, AIG as well as serving

as Vice Chairman

and member

of the Board

of Directors

of AIG SunAmerica

following

AIG’s acquisition

of
American

General

Corporation

in 2001,

where he

served

as

Vice-Chairman.

Proposal No. 1—Election of Directors
2023 Proxy

Statement

23
MERYL HARTZBAND
Age: 68
Director Since: May 23, 2019 Independent
Committees:
•

Audit (Chairwoman)
•

Compensation
•

Investment Policy
•

Nominating and

Governance
Qualifications

and Skills:
• Executive

Leadership
• Insurance/Reinsurance Industry Experience
•
Finance

and

Accounting
• Investments
•
Merger

& Acquisition
•
Corporate

Governance
• Business

Operations
• Risk Management
Background:
Ms.

Hartzband

retired

in 2015

as a

founding

partner

of Stone

Point

Capital,

where

she also

served

as the

firm’s

Chief
Investment Officer. Additionally, from 1982 to 1999, she served as Managing

Director at J.P. Morgan & Co., specializing
in private equity

investments in the financial services industry.

She currently serves on the

Board of Directors at Greenhill
& Co.

and

Conning

Holdings

Ltd.

She

has previously

been

a director

at The

Navigators

Group,

Inc.,

Travelers

Property
Casualty

Corp.,

AXIS

Capital

Holdings

Limited,

ACE

Limited

and

numerous

portfolio

companies

of Stone

Point.

Proposal No. 1—Election of Directors

2023 Proxy

Statement
GERRI LOSQUADRO
Age: 72
Director Since: May 14, 2014 Independent
Committees
:
•
Audit
•

Compensation
•

Nominating and

Governance
•

Risk (Chairwoman)
Qualifications

and Skills:
• Executive

Leadership
• Insurance/Reinsurance Industry Experience
•
Corporate

Governance
•
Finance

and

Accounting
• Risk Management
• Business

Operations
• International
• Information Technology/Cyber Security
• Claims
Background:
Ms.

Losquadro

retired

in 2012

as Senior

Vice

President

and head

of Global

Business

Services

at Marsh

& McLennan
Companies,

Inc.

(“MMC”)

and

served

on the

MMC

Global

Operating

Committee.

Prior

to becoming

a senior

executive
at MMC,

Ms. Losquadro

was a

Managing Director

and senior

executive at

Guy Carpenter

responsible for

brokerage of
global

reinsurance

programs

including

all

insurance

lines,

treaty

and

facultative

and

the development

and

execution
of Guy Carpenter’s

account management program.

From 1986 to

1992, Ms.

Losquadro held senior

leadership
positions at

AIG’s American

Home Insurance

Company and

AIG Risk

Management. From

1982 to

1986, she

served as
Manager of

Special Accounts

of Zurich

Insurance Group.

Proposal No. 1—Election of Directors
2023 Proxy

Statement

25
HAZEL MCNEILAGE
Age: 66
Director Since: November 16, 2022 Independent
Committees:
•
Audit
•

Compensation
•

Nominating and

Governance
•

Risk
Qualifications

and Skills:
• Executive

Leadership
• Insurance/Reinsurance Industry Experience
• International

Experience
• Life Insurance Industry Experience
• Information

Technology/Cybersecurity
•
Finance

and

Accounting
• Investments
•
Corporate

Governance
• Business

Operations
• Risk Management
Background:
Ms. McNeilage

was Head

of EMEA

for Northern

Trust’s Asset

Management business

and served

as a

member of
the company’s

global

and international

management

teams.

She held

various

executive

roles

in global

investment
management

at Principal

Financial

including

Global

Head

of Distribution

and Head

of International

Investments

and
she was

part of

the executive

team that

successfully navigated

the business

through the

financial crisis.

Earlier in

her
career,

Ms. McNeilage

served as

Head of

Investment

Consulting

for Asia

Pacific

with Towers

Perrin.

She currently
serves

on the

boards

of Reinsurance

Group

of America

and

Scholarship

America

as well

as the

advisory

board

of 9th
Gear

Technologies.

Most

recently,

she became

a director

of Alvarium

Tiedemann

Holdings.

Ms.

McNeilage

is a Fellow
of both

the Institute

and Faculty

of Actuaries

(UK)

and the

Institute

of Actuaries

of Australia.

She

earned

certificates
from

Carnegie

Mellon

University

and Harvard

University

in cyber

security,

a certificate

from

Massachusetts

Institute
of Technology

in artificial

intelligence,

and

she

is a

Board

Leadership

Fellow

of the

National

Association

of Corporate
Directors.

Ms.

McNeilage

earned

a Bachelor

of Science

(Hons)

degree

from

the University

of Lancaster,

England.

Proposal No. 1—Election of Directors

2023 Proxy

Statement
ROGER M.

SINGER, INDEPENDENT

LEAD DIRECTOR
Age: 76
Director Since: February 24, 2010 Lead Independent

Director
Committees
:
•

Audit
•

Compensation
•

Nominating and

Governance
Qualifications

and Skills:
• Executive

Leadership
• Insurance/Reinsurance Industry Experience
•
Corporate

Governance
•
Finance

and

Accounting
• Regulatory
• International
• Legal
•
Mergers

& Acquisitions
Background:
Mr.

Singer

was elected

as director

of Everest

Reinsurance

(Bermuda),

Ltd.

(“Bermuda

Re”) and

Everest

International
Reinsurance,

Ltd. (“International

Re”), both

Bermuda

subsidiaries

of the

Company,

on January

17, 2012.

In 2022,
he was

elected as

Lead Independent

Director of

the Company.

Mr. Singer,

currently retired,

was the

Senior Vice
President,

General

Counsel

and Secretary

to OneBeacon

Insurance

Group

LLC (formerly

known

as CGU

Corporation)
and its

predecessors,

CGU Corporation

and

Commercial

Union

Corporation,

from

August

of 1989

through

December
2005.

He continued

to serve

as director

and

consultant

to OneBeacon

Insurance

Group

LLC

and

its

twelve

subsidiary
insurance companies through 2006.

Mr. Singer served with

the Commonwealth of Massachusetts as

the Commissioner
of
Insurance

from July

1987 through

July 1989

and as First

Deputy

Commissioner

of Insurance

from February

1985
through July

1987. He

has also

held various

positions in

state and

federal government,

including

Assistant Secretary,
Office

of Consumer

Affairs

and Business

Regulation,

Commonwealth

of Massachusetts,

Assistant

Attorney

General,
Office

of the

Massachusetts

Attorney

General

and

Staff

Attorney,

Federal

Trade

Commission.

Proposal No. 1—Election of Directors
2023 Proxy

Statement

27
JOSEPH V.

TARANTO,

CHAIRMAN
Age: 74
Director Since: March 12, 1996 Non-Independent
Committees
:
•
Executive
•

Investment Policy
Qualifications

and Skills:
• Executive

Leadership
• Insurance/Reinsurance Industry Experience
• Business

Operations
•
Corporate

Governance
•
Finance

and

Accounting
•
Mergers

& Acquisitions
• Investments
• Regulatory
• International
• Risk Management
•
Marketing

and

Branding
Background:
Mr.

Taranto

is a

director

and

Chairman

of the

Board

of the

Company,

as well

as a

part-time

non-executive

employee
of the Company’s

affiliate, Everest

Global, as of

January 1,

2020. He retired

on December

31, 2013 as

Chief Executive
Officer of the

Company and

Chief Executive Officer

and Chairman

of the Board

of Everest Holdings

and Everest
Re, in

which capacity

he had served

since October

17, 1994.

On February

24, 2000,

he became

Chairman of

the
Board and Chief Executive Officer of the Company upon the restructuring of Everest Holdings. Between 1986 and 1994,

Mr.

Taranto

was a director

and President

of Transatlantic

Holdings,

Inc.

and a

director

and President

of
Transatlantic

Reinsurance

Company

and

Putnam

Reinsurance

Company

(both

subsidiaries

of Transatlantic

Holdings,
Inc.). Mr.

Taranto was

selected to

serve on

the Board

because of

his considerable

experience as

CEO of

publicly
traded international

insurance and

reinsurance companies, intimate

knowledge of

Everest Re Group,

Ltd.’s operations
and
significant

insight

into

the

insurance

and

reinsurance

markets.

Proposal No. 1—Election of Directors

2023 Proxy

Statement
Information

Concerning

Executive

Officers
The

following

information

has

been

furnished

by the

Company’s

Named

Executive

Officers

who

are

not

also

director
nominees. Executive officers

are elected by the

Board following each

Annual General Meeting and

serve at the
pleasure of the Board.
MIKE KARMILOWICZ
Age: 54
Mr.

Karmilowicz

serves

as Executive

Vice

President

of the

Company

and

has served

as President

and

CEO

of Everest
Insurance® since

2021. He

has also

served as

President of

Everest Insurance®

North America

P&C since

January
2020. Mr. Karmilowicz joined Everest Insurance® in

July 2015 and served as

Senior Vice President of Everest
Insurance®

and President

of Everest

Specialty

Underwriters

Services,

LLC (“ESU”),

which comprises

the Executive
Solutions

Group

(Financial

Institutions,

Public

& Private

D&O, &

Cyber),

Professional

Liability,

Alternative

Solutions
(Transactional Liability

& Private

Equity), Political

Risk &

Trade Credit

and Surety

segments. He

also held

management
responsibility

for EverSports

& Entertainment

Insurance®

Inc.,

Everest’s

leading

Sports,

Entertainment

and Leisure
insurance

organization.

Mr.

Karmilowicz

has

nearly

30 years

of experience

in the

insurance

industry,

having

worked
in increasingly

responsible

management

and

underwriting

positions

at carriers

including

Zurich

and

The

Hartford.
MARK KOCIANCIC
Age: 53
Mr.

Kociancic

is the

Executive

Vice President

and Chief

Financial

Officer

of the

Company.

He is also

a Director

and
Executive Vice President of Everest Denali Insurance Company (“Everest Denali”),

Everest Indemnity Insurance
Company

(“Everest

Indemnity”),

Everest

National

Insurance

Company

(“Everest

National”),

Everest

Premier

Insurance
Company (“Everest Premier”) and Everest

Security Company (“Everest Security”). Mr.

Kociancic also serves as

a director

of
International

Re, Mt.

Logan

Re, Ltd.

(“Mt.

Logan”)

and Bermuda

Re and as a Director,

Executive

Vice President,

and
Chief Financial Officer of

Everest Re. He

joined the Company

on October 12,

2020, from SCOR,

where he most
recently

served

as Group

Chief Financial

Officer

since

2013.

He had previously

served

in various

senior

executive
roles

with

SCOR’s

U.S.

operations

beginning

in 2006,

prior

to being

named

Group

Deputy

Chief

Financial

Officer

in
2012

and

then

Group

Chief

Financial

Officer.

He holds

a CPA

designation

from

the Canadian

Institute

of Chartered
Accountants

and a

CFA

designation

from

the Chartered

Financial

Analysts

Institute.

Proposal No. 1—Election of Directors
2023 Proxy

Statement

29
SANJOY MUKHERJEE
5
Age: 56
Mr.

Mukherjee

is the

Executive

Vice

President,

General

Counsel

and Secretary

of the

Company.

Since

2006,

he has
served as

Executive Vice

President, Secretary,

General Counsel

and Chief

Compliance Officer

of Everest

Global,
Everest

Holdings

and Everest

Re,

also

serving

as a

director

of them.
From

2016

to 2020,

he served

as Managing

Director

and CEO

of Bermuda

Re and

still

serves

as Director,

Executive
Vice President

and General

Counsel.

During

2016,

he became

a Director

of Everest

Premier

and Everest

Denali.

In
2015,

he became

a director,

Chairman

and

CEO

of Everest

Preferred

International

Holdings,

Ltd.

(“Everest

Preferred”)
and Everest International

Holdings (Bermuda), Ltd. (“Bermuda

Holdings”), a director

of Everest Service

Company (UK),
Ltd.,
Everest

Corporate

Member,

Ltd.

and Everest

International

Assurance,

Ltd.

During

2013,

he became

a director

of
Mt.
Logan and in 2012 a director

of EverSports & Entertainment

Insurance, Inc. and Executive

Vice President, Secretary
and
General Counsel

of EverSports & Entertainment Insurance,

Inc. and SIG Sports, Leisure and Entertainment

Risk
Purchasing

Group

LLC.

From 2009

to 2015,

he served

as Secretary

of Everest

Reinsurance

Company

(Ireland),

dac
(“Ireland

Re”)

and Everest

Underwriting

Group

(Ireland)

Limited

(“Ireland

Underwriting”),

where

he continues

to serve
as director.

Since

2005, he

has served

as General

Counsel

of Everest

National

and Mt.

McKinley

Managers,

L.L.C.,
a director,

EVP, General

Counsel,

Compliance

Officer

and Secretary

of Everest

National

and Director,

EVP, General
Counsel

and

Secretary

of Everest

Indemnity

and EVP,

General

Counsel,

Compliance

Officer

and

Secretary

of Everest
Security

Insurance

Company

(“Everest

Security”).

Since

2008, he

has been

Secretary

and a

director

of Mt.

Whitney
Securities,

LLC.

He became

a Vice

President

of

Mt.

McKinley

Insurance

Co.in

2002,

where

he also

served

as a

director
from

2011,

until

Mt.

McKinley’s

sale

in 2015.

In 2017,

he became

a director

of

Everest

Dublin

Insurance

Holdings.
Prior

to joining

the

Company

in 2000

as Associate

General

Counsel,

Mr.

Mukherjee

developed

an array

of functional
experience

in the

insurance

and reinsurance

industries including

legal, claims

management, underwriting,
contract

wording,

accounting

and finance,

regulatory

compliance

and risk

management.

From 1994

to 2000,

he
was engaged in the

private practice of law

as a commercial litigator

and corporate attorney specializing

in the
insurance and

reinsurance industries. Prior

to receiving

his law

license, Mr.

Mukherjee was

a Senior

Consultant
with Andersen Consulting (n/k/a Accenture) specializing in the manufacturing and financial services industries and an auditor

with the public

accounting

firm of Touche

Ross. Mr.

Mukherjee’s

credentials

include a

B.S., J.D.,

MBA
(Finance) and LL.M. (Tax).

5
On March 14,

2023, Everest announced that

Sanjoy Mukherjee will

be leaving the

Company effective April 21,

2023, and that

Brent Hoffman,
currently

Head of

Claims

and Chief

Operations

Officer

for the

Company’s

Reinsurance

Division,

has been

appointed

interim

General

Counsel.

After
Mr.

Mukherjee’s

departure

on April

21,

he will

remain

available

as an

advisor

to Everest

to assist

in the

transition

into

July

2023.

Proposal No. 1—Election of Directors

2023 Proxy

Statement
JIM WILLIAMSON
Age: 49
Mr. Williamson

joined Everest

in 2020

as the

Group Executive

Vice President

and Chief

Operating

Officer.

In May
2021, Mr. Williamson also took

on additional responsibilities as Head of
Reinsurance for Everest. He is

also a Director

of
International Re, Bermuda Re and Everest Reinsurance Company and

also serves as

Executive Vice President,
COO and

Head of Reinsurance

Division

for Everest

Reinsurance

Company.

Prior to

Everest,

Mr. Williamson

spent
seven years

with Chubb

in various

positions,

including

as Division

President,

North

America

Small

Business

from
January

2016 until

September

2020.

Mr. Williamson

also spent

over eight

years at

The Hartford,

where he

began
his insurance

career as

a casualty

underwriter

and later

led the

underwriting

and service

operation

for the small
business

insurance

franchise.

Over

the years,

at The

Hartford,

Chubb

and

now Everest,

he has

worked

in all

aspects
of the

P&C commercial

and consumer

lines industry

both in

the U.S.

and internationally

running

large and

successful
businesses.

He has

also

had functional

responsibilities

for actuarial,

technology

and claims

organizations

during
his

career.

Mr.

Williamson

holds

an MBA

from

The

Wharton

School

at the

University

of Pennsylvania

and

a B.S.

from
Bryant College.

The Board Of Directors and its Committees
2023 Proxy

Statement

31
THE

BOARD

OF

DIRECTORS

AND

ITS

COMMITTEES
Board

of Directors
John J.
Amore
Juan C.
Andrade
William F.
Galtney,

Jr.
John A.
Graf
Meryl
Hartzband
Gerri
Losquadro
Hazel
McNeilage
Roger

M.
Singer
Joseph

V.
Taranto
Skills & Experience
Executive

Leadership
X X X X X X X X X
Insurance

Industry
Experience
X X X X X X X X X
Reinsurance

Industry
Experience
X X X X X X X X X
Claims X X X X
Risk

Management
X X X X X X X X
Regulatory X X X X
Finance/Capital
Management

and
Accounting
X X X X X X X X X
Corporate

Governance
X X X X X X X X X
Business Operations X X X X X X X X X
International X X X X X X X X
Investments X X X X X
Merger

& Acquisition
X X X X X X
Information

Technology/
Cyber Security
X X X
Legal X
Marketing

& Branding
X X X
* Further

specific

details

concerning

the Board’s

race,

ethnicity

and gender

make-up

can be

found

within

Everest’s

Corporate

Responsibility

Reports
available on Everest’s website.

The Board Of Directors and its Committees

2023 Proxy

Statement
The

Company’s

commitment

to strong

corporate

governance

helps

us compete

effectively,

sustain

our

success

over
dynamic economic

cycles and

build long-term

shareholder

value.
Role of the Board
Governance

is a

continuing

focus

at the

Company,

starting

with the

Board

and extending

to management

and all
employees. The Board reviews the

Company’s policies and business strategies and advises

and counsels the CEO and
the
other executive

officers who

manage the Company’s

businesses. In addition,

as noted above,

we solicit feedback

from
our shareholders and engage in discussions with various stakeholders on governance issues and improvements.
Board Committees and Their

Roles
The

Board

conducts

its

business

through

its

meetings

and

meetings

of its

committees.

The

Board

currently

maintains
Audit,

Nominating

and Governance,

Compensation,

Executive,

Investment

Policy

and Risk

Committees.

NYSE

listing
standards

require that

the Audit,

Compensation

and Nominating

and Governance

Committees

are each

entirely
composed

of independent

directors

with

written

charters

addressing

such

committee’s

purpose

and

responsibilities
and

that

the

performance

of such

committees

be

evaluated

annually.
•
Audit

Committee
The Audit

Committee assists

the Board

in its oversight

of the integrity

of the Company’s

financial

statements,
the Company’s

compliance

with legal

and regulatory

requirements,

the independent

auditor’s

qualifications

and
independence

and the

performance

of the

Company’s

internal

audit

function.
•
Nominating

and Governance
The Nominating

and Governance

Committee

is charged

with annually

determining

the appropriate

size of the
Board,

identifying

individuals

qualified

to become

new Board

members

consistent

with

the criteria

adopted

by the
Board

in the

Corporate

Governance

Guidelines,

recommending

to the

Board the

director

nominees

for the

next
annual

meeting

of shareholders,

annually

evaluating

and

recommending

to the

Board

any appropriate

changes

to
the

Corporate

Governance

Guidelines

and overseeing

the Company’s

ESG initiatives

and status.

The Nominating
and Governance

Committee

also

reviews

the

Board’s

governance

standards

to ensure

that

they

continue

to reflect
the best

practices

insisted

upon by

our shareholders.
•
Compensation

Committee
The Compensation

Committee

is primarily

responsible

for discharging

the Board’s

responsibilities

relating

to the
compensation

of the

Company’s

officers

at the

level

of Senior

Vice

President

and

above,

as well

as the

Comptroller,
Treasurer,

Secretary

and the

Chief

Internal

Audit

Officer,

reviewing

the Compensation

Discussion

and Analysis
with
management

and

evaluating

whether

compensation

arrangements

create

risks

to the

Company.
•
Executive

Committee
The

Executive

Committee

was created

to engage

in special

projects

at the

behest

of the

full

Board

as well

as serve
as the

Board’s

representative

delegee

on emergent

matters

when

a full

convening

of the

Board

is impractical.
•
Investment

Policy

Committee
The Investment Policy Committee oversees asset allocation and manager selection as well as the overall risk profile of
the Company’s portfolio.
• Risk

Committee
The Risk

Committee

was created

to oversee

the Company’s

ERM practices

and principles,

including

identifying,
monitoring

and overseeing

the overall

risk management

functions

of the Company

as well as

establishing

the
Company’s

risk appetite

and tolerance

levels. The

Risk

Committee fosters

robust

discussion

among

executives

and
directors

on complex

underwriting

opportunities,

strategy,

product

development,

loss mitigation

and hedging
strategies

as well

as emerging

risks

such

as climate

change.
The Board operates

its committees in a

collaborative fashion, with meetings

of each committee being

open to
informational

attendance

by

non-committee

Board

members

and

executives.

This

fosters

rigorous

discussion,

cross-
committee

information

sharing

and

risk

identification

and

allows

for

better

informed

oversight.

The Board Of Directors and its Committees
2023 Proxy

Statement

33
Membership

on Board

Committees
Name Audit Compensation Executive
Investment
Policy
Nominating
and
Governance
Risk
Committee Independent
John J. Amore X Chair X X X
Juan C.

Andrade
X X X
William

F.

Galtney,

Jr.
X X X Chair X X
John A.

Graf
X X Chair X X
Meryl

Hartzband
Chair X X X X
Gerri

Losquadro
X X X Chair X
Hazel

McNeilage
X X X X X
Roger

M.

Singer
X X X X
Joseph

V.

Taranto
X X
Meetings 4 4 4 4 4 4
Four

formal

meetings

of the

Board

were

held

in 2022.

Each applicable

director

attended

100%

of the

total

number
of meetings

of the

Board

and

meetings

of all

committees

of the

Board

on which

the director

served

either

in person
or through

an alternate

director

appointment

as permitted

by the

Bye-laws

and

the Bermuda

Companies

Act 1981.
The

directors

are

expected

to attend

the

Annual

General

Meeting

pursuant

to the

Company’s

Corporate

Governance
Guidelines.

All applicable

directors

attended

the 2022

Annual

General

Meeting

of Shareholders.
Director

Independence
Our

Board

of Directors

has

established

criteria

for

determining

director

“independence”

as set

forth

in our

Corporate
Governance

Guidelines.

These

criteria

incorporate

all

the requirements

for director

independence

contained

in the
NYSE listing

standards.

No director

shall

be deemed

to be “independent”

unless

the Board

shall

have affirmatively
determined

that no

material

relationship

exists

between

such director

and the

Company

other

than the

director’s
service as

a member

of our

Board or

any Board

committee. In

addition, the

following enhanced

criteria apply

to
determine independence:
•
no director

who is

an employee,

or whose

immediate

family member

is an

executive

officer

of the

Company,

is
deemed

independent

until three

years

after

the end

of such

employment

relationship;
•
no director

is independent

who:
(i)

is
a current partner or employee of a firm that is the Company’s internal or external auditor;
(ii)

has
an immediate family member who is a current partner of such firm;
(iii)
has an immediate

family member who

is a current

employee of such firm

and personally works on

the
Company’s audit; or
(iv)
was

or

had

an

immediate

family

member

who

was

within

the

last

three

years

a partner

or employee

of such
firm

and personally

worked

on the

Company’s

audit

within

that

time;
•
no director

who is

employed,

or whose

immediate

family

member

is employed,

as an

executive

officer

of another
company where any of

our present executives serve on

that company’s compensation committee

is deemed
independent

until

three

years

after

the end

of such

service

or the

employment

relationship;
• no director

who

is an

executive

officer

or an

employee,

or whose

immediate

family

member

is an

executive

officer,

of
a
company that makes payments

to, or receives

payments from, the Company for

property or services in

an amount
that,
in any

single

year,

exceeds

$10,000

is deemed

independent;
•
no director who

has a personal

services contract with

the Company,

or any member

of the Company’s

senior
management is independent;
•
no director

who is

affiliated

with

a not-for-profit

entity

that

receives

significant

contributions

from

the

Company

is
independent; and
• no director who is employed by a public company at which an executive officer of the Company serves as a director is independent.

The Board Of Directors and its Committees

2023 Proxy

Statement
Enhanced

Audit

Committee

Independence

Requirements
The

members

of our

Audit

Committee

must

meet

the

following

additional

independence

requirements:
•
no director

who

is a

member

of the

Audit

Committee

shall

be deemed

independent

if such

director

is affiliated

with
the Company or any of its subsidiaries in any

capacity, other than in such

director’s capacity as a member of our Board
of Directors,

the

Audit

Committee

or any

other

Board

committee

or as

an

independent

subsidiary

director;

and
• no director

who

is a member

of
the Audit Committee shall

be deemed independent if
such director receives, directly or
indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees

received

in such

director’s

capacity

as

a member

of

our

Board

of

Directors,

the

Audit

Committee

or

any

other
Board

committee, or

as

an

independent subsidiary director

and

fixed

amounts of

compensation under

a
retirement plan, including deferred compensation, for prior service with the Company (provided such compensation is
not contingent

in any

way on

continued

service).
Enhanced

Compensation

Committee

Independence

Requirements
The

members

of our

Compensation

Committee

must

meet

the

following

additional

independence

requirements:
•
no director

shall

be considered

independent

who:
(i)
is currently

an officer

(as

defined

in Rule

16a-1(f)

of the

Securities

Exchange

Act of

1934

(the

“Exchange

Act”))
of the

Company

or a

subsidiary

of the

Company,

or otherwise

employed

by the

Company

or subsidiary

of the
Company;
(ii)
receives

compensation,

either directly

or indirectly,

from the

Company

or a subsidiary

of the Company,

for
services rendered as

a consultant or

in any capacity

other than as

a director, except

for an amount

that does not
exceed

the

dollar

amount

for

which

disclosure

would

be

required

pursuant

to

Item

404(a)

of

Regulation

S-K;

or
(iii)
possesses

an interest

in any

other

transaction

for which

disclosure

would

be required

pursuant

to Item

404(a)
of Regulation S-K.
In assessing

the independence

of members

of the Compensation

Committee the

Board will

consider all

factors
specifically

relevant

to determining

whether

a director

has a

relationship

to the

Company

that is

material

to such
member’s ability to be independent from management in connection with his or her duties, including but not limited to
(i) the

source

of his

or her

compensation,

including

any

consulting

advisory,

or

other

compensatory

fee

paid

by the
Company

to such

director

and

(ii)

whether

such

director

is affiliated

with

the

Company,

a subsidiary

of the

Company
or an

affiliate

of a

subsidiary

of the

Company.
Independence Determination
Our Board

has affirmatively

determined that

Mses. Hartzband,

Losquadro and

McNeilage and

Messrs. Amore,

Galtney,
Graf

and

Singer

each

meet

the

criteria

for

independence

for Board

members

set

forth

above.

Moreover,

all

members
of the

Audit Committee

and Compensation

Committee

meet

the further

requirements

for independence

set forth
above with

respect to

those committees.
The Board considered whether these directors had any material relationships with the Company, its affiliates or the Company’s

external auditor

and concluded

that none

of them had

a relationship

that impaired

his or her
independence.

The

Board

based

its determination

on personal

discussions

with

the directors

and a

review

of each
director’s responses to an

annual questionnaire regarding employment, compensation history,

affiliations and family
and
other relationships.

The questionnaire

responses

form the basis for reviewing a director’s

financial

transactions
involving

the Company

that is

disclosed

by a director,

regardless

of the

amount

in question.

This annual

review

is
performed

in compliance

with the

Company’s

Bye-laws

and the

Bermuda

Companies

Act 1981

and the

results

are
approved by

resolution

of the Board

of Directors.

Directors

are also subject

to the Company’s

Ethics Guidelines
which require full and timely disclosure to the Company of any situation that may result in a conflict or appearance of a conflict.
Additionally,

in accordance

with our

Corporate

Governance

Guidelines

and the

disclosure

requirement

set forth

in
Bye-law 21(b)

of the

Company’s Bye-laws (which

in turn

requires compliance with

the Bermuda

Companies Act 1981),
each
director

must

disclose

to

the

other

directors

any

potential

conflicts

of interest

he may

have

with

respect

to

any
matter
under discussion.

If a

director is

disqualified by

the Chairman

because of

a conflict, he

must refrain

from voting
on a
matter

in which

he may

have a

material

interest

Board Structure and Risk Oversight
2023 Proxy

Statement

35
BOARD

STRUCTURE

AND

RISK

OVERSIGHT
Board Diversity
Our

Board

believes

that

it

is essential

that

directors

represent

diverse

perspectives,

skills

and

experience.

Diversity

is
important

because

having

various

perspectives

contributes

to more

effective

decision-making

and risk

management.
The objective

of the

Nominating

and Governance

Committee

is to

recommend

a slate

of candidates

that can

best
perpetuate

the success

of our

business

and

represent

shareholder

interests

through

the exercise

of sound

judgment
honed

by diverse

experiences

and perspectives.

When

evaluating

the qualifications,

experiences

and backgrounds
of
director candidates, the

Board reviews and discusses many aspects of
diversity such as gender, age,

ethnicity, education,
professional

experience,

personal

accomplishment

and differences

in viewpoints

and skills.

Director

recruitment
efforts include these factors, and the Board

strives to recruit candidates that enhance

the Board’s diversity. Our Board’s
Nominating & Governance Committee is especially committed to expanding its pool of director candidates to ensure the inclusion

of

highly

qualified

women

and

persons

of color.
Leadership

Structure
The

Board

reviews

the Company’s

leadership

structure

from

time

to time

to ensure

that

it serves

the

best

interests
of the

shareholders and

positions the

Company for

future success.

We believe

that the

Company is

best served
with a separate

CEO, Chairman

of the Board

and Independent

Lead Director so

that three

separate and distinct
voices

provide

appropriate

guidance

and

diverse

points

of views

on governance

and strategy

while

preserving

and
aligning

shareholder

interests.

This

leadership

structure

emphasizes

a team

approach

to the

appropriate

balance

of
leadership,

independent

oversight

and strong

corporate

governance.
The

CEO

is responsible

for

setting

the

strategic

direction,

culture

and day-to-day

leadership

and

performance

of the
Company,

while

remaining

cognizant

and

fully

up-to-date

of the

current

dynamics

of the

market

such

as where

risk
factors

lie and

where

growth

opportunities

and potential

exist.
The

Chairman

of the

Board,

among

other

things,

provides

guidance

and

counsel

to the

CEO,

consults

with

the CEO
in setting

the agenda

for the

Board

meetings

and presides

over meetings

of the

full Board.

Our current

Chairman,
with decades

of leadership

experience,

industry

expertise

and gravitas

and institutional

knowledge

regarding

the
Company, has successfully

navigated multiple

(re)insurance market

cycles and remains

connected to both

the industry
and the

Company’s current

operations.
The Independent

Lead Director

provides a

forum for independent

director deliberation

and feedback

and helps
ensure that

all Board

members

have the

means

to and

do carry

out their

responsibilities

in accordance

with their
fiduciary duties.

The Independent

Lead Director

also coordinates

the annual

board performance

evaluation and

works
with

the Chairman

in coordinating

matters

of priority

among

the

independent

directors

and facilitating

dialogue

on
substantive

matters

of governance

involving

the Board.

The Independent

Lead Director

is selected

annually

by the
independent

directors

and serves

as an

independent

leadership

voice

to ensure

the Company’s

alignment

of interest
with

shareholders

to deliver

long-term

best-in-class

return

and total

value

creation.
The Chairman and

Independent Lead Director

work together to

ensure the Company

is proceeding in

the right
direction

while maintaining

best practices

in corporate

governance.

Further,

our CEO,

Chairman

and Independent
Lead

Director

work

closely

to discuss

strategic

initiatives

for the

Company.

This

tripartite

leadership

framework

was
put

in place

to make

sure

different

points

of view

are

given

appropriate

weight

at Board

meetings

and

that

no single
viewpoint is

given disproportionate

deference.
Given his

vast executive

leadership

and operational

experience

and knowledge

of the

(re)insurance

industry

and
market, as

well as

his value

to our

competitors, the

Board believes

it is

in the

best interests

of the Company

for
Mr. Taranto to

remain a non-executive part-time

employee of the Company

and continue to chair

the Board of
Directors. In

addition to

Mr. Taranto

and Mr.

Andrade, both

of whom

are non-independent,

the Board

is comprised

of
seven outside

directors, all

of whom are

independent. Mr.

Roger M. Singer

served as the

Independent Lead

Director in
2022 and,

in that

capacity, complements

the talents

and contributions

of Messrs.

Andrade and

Taranto and

promotes
confidence

in our

governance

structure

by providing

an independent

perspective

to that

of management.
Prior

to each

scheduled

meeting

of the

Board

of Directors,

the directors

who are

not

officers

of the

Company

meet
in executive

session

outside

the presence

of management

to determine

and discuss

any items

including

those

that
should be

brought

to the

attention

of management.
In December 2021, the Board announced the extension of President and CEO Juan C. Andrade’s employment agreement

through

the

end

of 2023

with

automatic

annual

extensions

following

his

term.

Mr.

Andrade’s

leadership,
experience

and

dedication

to Everest,

particularly

in response

to the

COVID-19

Pandemic,

has

been

evident

since

he

Board Structure and Risk Oversight

2023 Proxy

Statement
became

CEO

on January

1, 2020,

and

the

Board

is extremely

confident

that

under

Mr.

Andrade’s

leadership,

Everest
is well-positioned

for continued

success.
The Independent Lead

Director: Role

and Responsibilities
While

Mr.

Taranto

serves

as

Chairman,

Board

leadership

also

comes

from

our

Independent

Lead

Director,

Mr.

Singer.
The responsibilities

of the

Independent

Lead Director

include:
•
Coordinating

executive

sessions

of the

independent

members

of the

Board

without

management

present;
• Authorization to call meetings of the independent directors;
•
Serving

as a

liaison

between

the Chairman

and

the

independent

directors

and

providing

a forum

for

independent
director feedback

at executive

sessions;
•
Communicating

regularly

with

the

CEO

and

the

other

directors

on matters

of Board

governance;
• Assisting in Board meeting agenda preparation in consultation with the Chairman;
•
Overseeing

the

annual

Board

review

and

evaluation

process

including

individual

director

evaluations

and

facilitating
discussion of the

results;
•
Leading

board

discussions

on oversight

of Environmental,

Social

and Governance

reporting;
• Assuring that all Board members carry out their responsibilities as directors;
•
If requested

and,

when

appropriate,

consultation

and

direct

communication

with

shareholders

as the

independent
representative of the Board.
Board

Role

in

Risk

Oversight
Prudent risk management is embodied

throughout our Company as part

of our culture and is

a key point of
emphasis

by our

Board.

Given

the complex

risk-based

nature

of our

business,

the Board

divides

its

risk

management
responsibilities

among financial

and operational

risks. Financial

risk oversight

is within

the purview

of the

Audit
Committee.

In accordance

with

NYSE

requirements,

the

Company’s

Audit

Committee

Charter

provides

that

the

Audit
Committee has

the responsibility

to discuss

with management

the Company’s

major financial

risk exposures

and the
steps management has taken

to monitor and control

its risk profile, including the

Company’s financial risk assessment
and risk

management

guidelines.

Upon the

Audit Committee’s

recommendation,

the Board

has adopted

a formal
Risk

Appetite

Statement

that is

reviewed

annually

and

establishes

upper

boundaries

on risk

taking

in certain

areas
of the Company

including

assets,

investments

and property

and casualty

business,

including

natural

catastrophe
exposure

and potential

maximum

loss.
In order to

monitor the Company’s compliance with

the Board’s Risk Appetite

Statement with more granularity across
the
Company’s key operational

areas of underwriting,

exposure management,

emerging risks and technology,

the
Board

established

a separate

Risk

Committee.

In managing

and implementing

the Board’s

Risk

Appetite

Statement,
the Company

developed an

ERM process

for managing

the Company’s

risk tolerance

profile on

a holistic

basis.
The

objective

of ERM

is to

provide

an internal

framework

for assessing

risk

– both

to manage

downside

threats,

as
well as

identify

upside

opportunities

– with

the ultimate

goal of

enhancing

shareholder

value.

Company-wide

ERM
is coordinated

through

a centralized

ERM Unit

responsible

for implementing

the risk

management

framework

that
identifies,

assesses,

monitors,

controls

and

communicates

the Company’s

risk

exposures.

The

ERM

Unit

is overseen
by our Chief

Risk Officer and

is staffed and

supported with seasoned

and accredited actuarial,

accounting and
management staff.
The

Risk

Committee

reviews

ERM

status

with

the

Chief

Risk

Officer

each

quarter

to assess

not

only

operational

and
systemic

level

risks,

but also

the level

of resources

allocated

to the

ERM Unit.

The

Board

also

oversees

identification
and

management

of risk

at the

Board

committee

level.

While

each

Board

committee

is responsible

for

evaluating

the
Company’s operational

risks falling

within its

area, the Board

is kept

informed of

the respective

committee’s activities
and

actions

through

committee

reports.

Moreover,

the limited

size

of our

Board

allows

for each

committee

meeting
to be

attended

by all

Board

members

regardless

of their

respective

formal

committee

appointments.
In order

to monitor

compliance

and liaise

with the

Board

regarding

the Company’s

ERM activities,

we created

the
Enterprise

Risk

Committee

(ERC).

The

ERC oversees

additional

aspects

of risk

management,

including

establishing
our

risk

management

principles,

policies

and risk

appetite

levels

in collaboration

with

the Board.

The Underwriting
Risk Committee,

Financial

Risk Committee

and Operational

Risk Committee

report

to the ERC.

These

committees
meet

quarterly

to review

their

status

and

plans,

initiate

new efforts

and

produce

a quarterly

risk

management

report
disclosing

key risks. The Underwriting

Risk Committee monitors

underwriting

performance

and risk, including

Board Structure and Risk Oversight
2023 Proxy

Statement

37
underwriting controls, while the Financial

Risk Committee monitors

financial risk, including the

cost of capital, liquidity
and

investor

confidence.

The

Operational

Risk

Committee

monitors

operational

risk

and

functional

compliance

with
risk

management

policies.

The

ERC

reports

directly

to the

Board

of Directors.

Further,

our

Emerging

Risk

Committee
identifies,

analyzes,

evaluates

and monitors

emerging

risks

that could

generate

opportunities

or material

adverse
consequences

for

the

group

and

then

translates

those

insights

into

actionable

strategic

recommendations

to senior
management.
Cybersecurity
Our Board

views cybersecurity

risk as

an enterprise-wide

concern

that involves

people,

processes

and technology
and accordingly

treats

it as

a Board

level

matter.

Cybersecurity

threats

embody

a persistent

and dynamic

threat

to
our entire

industry

and are

not limited

to information

technology.

Our directors

endeavor

to educate

themselves
in this

area through

literature,

seminars

and other

industry

publications.

Further,

the Board

is considering

adding
this

specialized

skillset

when

considering

future

candidates

for

Board

membership.

In recognition

of the

specialized
nature

of this

risk,

the

Company

appointed

a Chief

Information

Security

Officer

(“CISO”)

dedicated

to assessing

the
Company’s

data security

risk, monitoring

cyber threat

intelligence

and taking

the steps

necessary

to implement
pertinent

safeguards

and

protocols

to manage

the risk.

In addition,

the ERC

annually

reviews

the Company’s

cyber
exposure

across

all

lines

of business

and

security

safeguards

for protected

privacy

data

held

by the

Company.

The
ERC works in

conjunction with the Company’s CISO

in assessing the Company’s

vulnerabilities to cyber threats. In

view of
the specialized nature of this risk, continuous dialogue throughout the year is essential in assessing the operational
risk
to our

business

of third-party

hacking,

ransomware

exposure

and

other

security

threats.
Climate

Risk
Risk—identifying, modeling and

managing it—is at the core of the

insurance industry. Today, the science is

clear: there
is no

greater

long-term

risk

to our

planet

than

that

posed

by climate

change.

We recognize

that

climate

change

and
emerging

ESG issues,

among other

factors,

are only

becoming

increasingly

and more

urgently

important

for both
Everest

and the

(re)insurance

industry

at large.
Climate

change

contributes

to higher

sea surface

temperatures,

rising

sea levels

and

increasing

trends

in extreme
weather

events

including

floods,

droughts,

winter

storms,

wildfires

and hurricane

intensity.

The growing

expansion
and concentration

of humans

and rising

property

values

on coastlines

and other

ecologically

sensitive

areas

means
that extreme weather

conditions can quickly turn

into catastrophe events

in terms of losses

inflicted. As a risk transfer
mechanism for our clients,

we are committed to

providing insurance and reinsurance

protection that protects
communities

from climate

change impacts

and help

them rebuild,

developing

effective loss

mitigation

strategies and
supporting

our

communities

in collaboration

with

governments

to

limit

human

impact

on

the

global

environment.
We have

a responsibility

to manage

a risk

environment

made

volatile

by global

climate

change.

We are

exposed

to
climate-related

risks

on both

sides

of the

balance

sheet—as

risk

carriers,

as well

as institutional

investors.

Increased
frequency and

severity of

extreme weather-related

events directly

attributable to

climate change

impacts the

volatility
and magnitude

of losses

across geographies.
As an

insurer

and reinsurer

of property

and capital

that may

be impacted

by climate

and weather

conditions,

the
Company quantifies and manages

such risk by utilizing

the latest meteorological and

parametric risk models,
updated

to take

into account

the human

impact on

climate change,

to evaluate

and assess

deviations

in historic
climate patterns as a

predictive factor for catastrophe risk and

its related impact on

both pricing and accumulation as
an
aid to underwriting

and product development.

Such potential

maximum loss

and accumulation

exposure analyses

are
assessed

quarterly

by

the

ERC

and

then

presented

to

the

Board’s

Risk

Committee

as

part

of

its

oversight

of the

ERM
process.
Our risk

management

strategies

seek

to minimize

the impact

of severe

climate

and weather

events

on our

capital
by, among other things, maintaining

a diversified business portfolio – spread

by line and geography – and by
employing

a tactical

approach

to managing

risk, including,

but not

limited

to, utilization

of third-party

capital

to
leverage

opportunity

and

issuance

of catastrophe

bonds.

Furthermore,

we encourage

and

work

with

our

insureds

to
consider

the impact

of climate

risk

on their

operations

and property

in conjunction

with

underwriting,

engineering
and

loss

mitigation

services

we provide.

Policyholders

that

demonstrate

sound

environmental

practices

and adopt
loss mitigating

measures to

protect their

facilities

and operations

receive insurance

premium

credits as

an economic
incentive

to reduce

their

exposure

to risk

of loss

associated

with

climate

change.

Board Structure and Risk Oversight

2023 Proxy

Statement
As an

investor,

the Company

assesses

the impact

of climate

risks

on our

global

investment

portfolio

and

identifies
investment opportunities in the green sector in anticipation of the shift to a low-carbon global economy. The Company’s investment portfolio is also highly diversified by risk, industry, location,

type and duration of security to further mitigate
the

impact

of climate

change.

Moreover,

as a

signatory

to the

PRI,

we review

and

update

our

investment

guidelines
annually to

reflect these

principles.

We employ

a principles-based

investment

strategy designed

to diversify

our
global portfolio

by identifying

emerging opportunities

across various

sectors that

contribute

long-term

value to
society

and the

environment,

while

acting

in compliance

with

certain

regulatory

restrictions

on the

composition

of
our investment portfolio.

Such a strategy does

not eliminate or

seek to withdraw from

specific industries

at the outset.
Rather,

our investment

strategy

assumes a

proactive

and measured

approach

in transitioning

our portfolio

from
declining

heavy

carbon-emitting

industries

to eco-friendly

and

value

generating

opportunities

including

renewable
energy,

government

sponsored

green bonds

and public

works projects.

We also

endeavor

to invest

in companies
that

employ

a strategy

for expanding

the use

of renewable

and sustainable

materials

in their

production

processes
and

ensure

recognition

and support

of human

rights

in their

supply

chains.
Finally,

in addition

to seeking

ways to

further our

underwriting

support

of the zero-carbon

energy transition,

we
continue

to analyze

the Company’s

exposures

to fossil

fuels

within

our underwriting

portfolios.

In 2022,

insurance
premium

from

companies

that

generate

25%

or

more

of

their

revenue

from

coal

represented

less

than

approximately
.09% of
Everest’s overall 2022 gross

written premium. Further, insurance premium

from companies that generate 25%
or
more of

their revenue

from oil

or natural

gas represented

less than

approximately 0.75% of

our overall

2022 gross
written
premium.

Board Committees
2023 Proxy

Statement

39
BOARD COMMITTEES
Audit

Committee
The principal

purposes

of the

Company’s

Audit

Committee,

as set

forth

in its

Charter,

are to

oversee

the integrity
of the

Company’s financial

statements and

the Company’s

compliance with

legal and

regulatory requirements,
oversee

the independent

registered

public

accounting

firm,

evaluate

the independent

registered

public

accounting
firm’s

qualifications

and independence

and oversee

the performance

of the Company’s

internal

audit

function.

The
Company’s Chief

Internal Audit

Officer reports

directly to

the Chairman

of the Audit

Committee. The Audit

Committee
meets with the

Company’s management, Chief

Internal Audit Officer

and the independent

registered public
accounting

firm,

both

separately

and

together,

to review

the

Company’s

internal

control

over

financial

reporting

and
financial

statements,

audit

findings

and significant

accounting

and reporting

issues.

The

Audit Committee

Charter

is
reviewed

annually

and revised

as necessary

to comply

with

all applicable

laws,

rules

and regulations.

The

Charter

is
available

on the

Company’s

website

at http://www.everestre.com.
No member

of the

Audit

Committee

may serve

on the

Audit

Committee

of more

than two

other

public

companies
unless

the Board

has

determined

that

such

service

will

not

affect

such

member’s

ability

to serve

on the

Company’s
Audit Committee.
Based upon their

significant financial

experience gained in

various leadership and

operational roles

regarding financial
assessment and reporting, the

Board has determined that

all members of

the Audit Committee are

financially literate
and
qualify as “audit committee

financial

experts” as defined by SEC rules and have accounting

or related financial
management

expertise

as required

by NYSE

listing

standards.
Audit

Committee

Report
The Audit Committee has reviewed

and discussed with management,

which has primary responsibility for

the
financial statements and

with PricewaterhouseCoopers LLP,

the Company’s independent

auditors, the audited
financial

statements

for the

year ended

December

31, 2022

(the “Audited

Financial

Statements”).

In addition,

the
Audit

Committee

has discussed

with PricewaterhouseCoopers

LLP the matters

required

to be discussed

by Public
Company Accounting

Oversight Board

Auditing Standard

No. 1301

“Communications with Audit

Committees.”
The Audit Committee

has received the

written disclosures from

PricewaterhouseCoopers LLP as

required by
applicable

requirements

of the Public

Company

Accounting

Oversight

Board regarding

PricewaterhouseCoopers
LLP’s communications

with the Audit

Committee

concerning independence

and has discussed

with that

firm its
independence.

The Audit

Committee

also has

discussed

with Company

management

and PricewaterhouseCoopers
LLP

such

other

matters

and

received

such

assurances

from

them

as the

Committee

deemed

appropriate.

Based

on
the foregoing

review and

discussions

and relying

thereon, the

Audit Committee

recommended

to the Board

the
inclusion

of the Audited

Financial

Statements

in the Company’s

Annual Report

on Form 10-K

for the year

ended
December 31, 2022.
The

Audit

Committee

devoted

substantial

time

in 2022

to discussing

with

the

Company’s

independent

auditors

and
internal auditors

the status and

operating effectiveness

of the Company’s

internal control

over financial

reporting. The
Audit

Committee’s

oversight

involved

several

meetings,

both

with

management

and with

the independent

auditors
outside

the presence

of management,

to monitor

the preparation

of management’s

report

on the

effectiveness

of
the Company’s

internal controls.

The meetings

reviewed in

detail the

standards that

were established,

the content

of
management’s assessment

and the

auditors’ testing

and evaluation

of the design

and operational

effectiveness of

the
internal controls. As reported

in the Company’s

Annual Report on Form

10-K filed February

24, 2023, the independent
auditors concluded that,

as of December

31, 2022, the Company

maintained, in all

material respects, effective

internal
control

over financial

reporting

based

upon the

criteria

established

in the

Internal

Control-Integrated

Framework
issued

by the

Committee

of Sponsoring

Organizations

of the

Treadway

Commission

(“COSO”).
Under

its Charter

and the

“Audit

and Non-Audit

Services

Pre-Approval

Policy”

(the

“Policy”),

the Audit

Committee

is
required

to pre-approve

the audit

and non-audit

services

to be

performed

by the

independent

auditors.

The Policy
mandates

specific

approval

by the

Audit

Committee

for any

service

that

has not

received

a general

pre-approval

or
that

exceeds

pre-approved

cost

levels

or budgeted

amounts.

For both

specific

and general

pre-approval,

the Audit
Committee

considers

whether

such

services

are consistent

with

the

SEC’s

rules

on auditor

independence.

The

Audit
Committee

also

considers

whether

the

independent

auditors

are

best

positioned

to provide

the most

effective

and
efficient

service

and

whether

the

service

might

enhance

the Company’s

ability

to manage

or control

risk

or improve
audit

quality.

The

Audit

Committee

is also

mindful

of the

relationship

between

fees

for audit

and

non-audit

services
in deciding

whether

to pre-approve

any such

services.

It may

determine,

for each

fiscal

year,

the appropriate

ratio
between the

total amount

of audit,

audit-related and

tax fees

and a

total amount

of fees

for certain

permissible
non-audit

services

classified

below

as “All

Other

Fees”.

All

such

factors

are

considered

as a

whole

and

no one

factor

Board Committees

2023 Proxy

Statement
is determinative.

The Audit

Committee

further

considered

whether

the performance

by PricewaterhouseCoopers
LLP

of the

non-audit

related

services

disclosed

below

is compatible

with

maintaining

their

independence.

The

Audit
Committee

approved

all

the

audit-related

fees,

tax

fees

and

all

other

fees

for

2022

and

2021.
The fees billed to

the Company by PricewaterhouseCoopers LLP and

its worldwide affiliates related to

2022 and 2021
are
as follows:
2022 2021
Audit

Fees
(1)
$6,719,687 $6,439,802
Audit-Related

Fees
(2)
587,563 610,138
Tax

Fees
(3)
712,558 614,200
All

Other

Fees
(4)
38,550 37,200
(1) Audit fees include the annual audit and quarterly

financial statement reviews, internal control audit (as required by the Sarbanes
Oxley

Act

of 2002),

subsidiary

audits

and

procedures

required

to be

performed

by the

independent

auditors

to be

able

to form
an opinion

on the

Company’s

consolidated

financial

statements.

Audit

fees also

include

statutory

audits

or financial

audits

of
subsidiaries

or affiliates

of the

Company

and services

associated

with

SEC registration

statements,

periodic

reports

and other
documents

filed

with the

SEC or

other

documents

issued

in connection

with securities

offerings.
(2) Audit-related

fees include

assurance

and related

services that

are reasonably

related to

the performance

of the

audit or

review of

the
Company’s

financial

statements;

accounting

consultations

related

to

accounting,

financial

reporting

or

disclosure

matters

not
classified as “audit services”; assistance

with understanding and implementing new accounting and financial reporting guidance
from
rulemaking

authorities;

financial

audits of employee benefit plans; agreed-upon

or expanded audit procedures

related to
accounting

and/or

billing

records

required

to respond

to or

comply

with

financial,

accounting

or regulatory

reporting

matters
and assistance

with

internal

control

reporting

requirements.
(3) Tax fees include tax compliance, tax planning and tax advice and may be granted general pre-approval by the Audit Committee.
(4) All other fees are for accounting and research subscriptions.
Compensation

Committee
Meryl

Hartzband,

Chairwoman
John J. Amore
William

F.

Galtney,

Jr.
John A. Graf
Gerri Losquadro
Hazel McNeilage
Roger M.

Singer
The

Compensation

Committee

exercises

authority

with

respect

to all

compensation

and

benefits

afforded

all

officers
at the

Senior Vice

President level

and above,

the Named

Executive Officers

and the

Company’s Chief

Financial Officer,
Comptroller, Treasurer, Chief Internal Audit Officer, Chief
Risk Officer and Secretary. The Compensation Committee

also
has oversight responsibilities for all of the Company’s compensation and benefit programs, including administration of
the Company’s 2020 Stock

Incentive Plan, which was

approved by shareholders at

the 2020 Annual General
Meeting

(the

“2020

Stock

Incentive

Plan”)

and the

Executive

Performance Annual

Incentive

Plan.

The Compensation
Committee adopted a Charter which

is available on the

Company’s website at http://www.everestre.com.

The
Compensation Committee

Charter, which

is reviewed

annually and

revised as

necessary to

comply with

all
applicable

laws,

rules

and

regulations,

provides

that

the

Compensation

Committee

may

form

and

delegate

authority
to subcommittees or to committees

of the Company’s subsidiaries

when appropriate. This delegation authority was

not
exercised

by the

Compensation

Committee

during

2022.

Additional

information

on the

Compensation

Committee’s
processes

and

procedures

for

consideration

of executive

compensation

are

addressed

in this

Proxy

Statement

under
the heading

“Compensation

Discussion

and

Analysis”.

Board Committees
2023 Proxy

Statement

41
Compensation

Committee

Report
Management has the primary responsibility for

the Company’s financial statements and

reporting process, including

the
disclosure

of

executive

compensation.

The

Compensation

Committee

has

reviewed

and

discussed

with
management

the Compensation

Discussion

and

Analysis

contained

in this

Proxy

Statement

and based

on this

review
and

discussion,

recommended

to the

Board

of Directors

that

the

Compensation

Discussion

and

Analysis

be included
in this Proxy

Statement.
Nominating

and

Governance

Committee
John

J.

Amore

(Chairman)
William F. Galtney, Jr.
John A. Graf
Meryl

Hartzband
Gerri

Losquadro
Hazel

McNeilage
Roger M.

Singer
The Nominating

and Governance

Committee is vested

with the authority

and responsibility

to identify and

recommend
qualified

individuals

to be nominated

as directors

of the Company

and to develop

and recommend

to the Board
the Corporate

Governance Guidelines

applicable to the

Company. Further,

the Committee

Chairman facilitates
discussion

of Board

governance

best practices

in conjunction

with management.

The Charter

is available

on the
Company’s

website

at http://www.everestre.com.
Shareholder

Nominations

for Director
The Nominating

and Governance

Committee

will consider

a shareholder’s

nominee

for director

who is

proposed
in accordance

with the procedures

set forth

in Bye-law 12

of the Company’s

Bye-laws, which is

available on the
Company’s

website

or by

mail

from

the Corporate

Secretary’s

office.

In accordance

with

this

Bye-law,

written

notice
of a shareholder’s

intent to make

such a nomination

at the 2024

Annual General

Meeting of

Shareholders

must
be received

by the

Secretary

of the

Company at

the address

listed below

under Shareholder

and Interested

Party
Communications

with

Directors,

between

November

16, 2023

and

December

16, 2023.

Such

notice

shall

set

forth
the name and address,

as it appears on

the Register of Members,

of the shareholder who intends

to make the
nomination;

a representation

that

the

shareholder

is a

holder

of record

of shares

of the

Company

entitled

to vote

at
such

meeting

and intends

to appear

in person

or by

proxy

at the

meeting

to make

such

nomination;

the class

and
number

of shares

of the

Company

which

are held

by the

shareholder;

the name

and address

of each

individual

to
be nominated;

a description

of all

arrangements

or understandings

between

the

shareholder

and

any

such

nominee
and

any

other

person

or persons

(naming

such

person

or persons)

pursuant

to which

such

nomination

is to

be made
by the shareholder;

such other

information regarding

any such

nominee required

to be

included in

a proxy

statement
filed pursuant

to Regulation

14A under

the Securities

Exchange Act

of 1934;

and the consent

of any such

nominee to
serve as

a director,

if so elected.
As with

any candidate

for director,

the Nominating

and Governance

Committee will

consider a

shareholder

candidate
nominated

in accordance

with

the

procedures

of Bye-law

12 based

solely

on his/her

character,

judgment,

education,
training,

business

experience

and expertise.

In addition

to complying

with independence

standards

of the

NYSE,
the SEC

and the

Company,

candidates

for director

must possess

the highest

levels of personal

and professional
ethics,

integrity

and

values

and

be willing

to devote

sufficient

time

to perform

their

Board

and

Committee

duties.

It
is

in the

Company’s

best

interests

that

the Board

be comprised

of individuals

whose

skills,

experience,

diversity

and
expertise complement

those of the

other Board members.

The objective is

to have a

Board which, taken

as a whole,

is
knowledgeable

in the

areas

of insurance/reinsurance

markets

and

operations,

accounting

(using

generally

accepted
accounting

practices

and/or

statutory

accounting

practices

for insurance

companies),

financial

management

and
investment,

legal/regulatory

and any

other

areas

which

the Board

and Committee

deem

appropriate

in light

of the
continuing

operations

of the Company

and its

subsidiaries.

Financial

services-related

experience,

other relevant
prior service,

a familiarity

with national

and international

issues affecting

the Company’s

operations and

a diversity

of
background

and experience

are also

among

the relevant

criteria

to be

considered.

Following

interviews,

meetings
and

such

inquiries

and

investigations

determined

to be

appropriate

under

the

circumstances,

the

Committee

makes
its director

recommendations to

the Board.

The foregoing criteria

are as

specified in the

Company’s Corporate
Governance

Guidelines.

As a

part

of the

annual

self-evaluation

process,

the

Nominating

and

Governance

Committee
assesses

its adherence

to the

Corporate

Governance

Guidelines.

Board Committees

2023 Proxy

Statement
Board Evaluation
The Board

conducts an

annual performance

evaluation under the

oversight of

the Nominating

and Governance
Committee Chair. The evaluation process entails the use of an outside law firm to conduct individual director interviews
covering a wide

array of topics that

include, among other things, leadership,

individual director assessment, training
and
Board effectiveness

to assist in candid

discussions

that identify

and promote areas

for improvement

as well as
successes.

Upon completion

of the individual

director

interviews,

the third-party

firm summarizes

the directors’
assessments and

individual reviews into

a report that

is provided to

the chair of

the Nominating &

Governance
Committee

for discussion

with the Board

at the February

meeting.

The Board

identifies

successes and

areas for
improvement

and establishes

goals

for the

upcoming

fiscal

year.
Commitment to

Environment, Social

and Governance

(“ESG”)
Our Company and Board believe that creation

of long-term value for our shareholders implicitly requires

the
enactment

and execution

of business

practices

and strategies

that,

while

delivering

competitive

returns,

also

help
to advance

environmental

and societal

issues.

The Company

understands

it has

a responsibility

not only

to provide
solutions that help our clients manage

their environmental and climate change risks, but

also to monitor and control
our
own

ecological

impact.

Additionally,

the

Board

is considering

adding

expertise

in the

environmental

and

climate

risk
space when considering future candidates

for Board

membership.

As a

demonstration

of our

commitment to
responsible

investment

practices,

the Company

is a signatory

to the

PRI and

the PSI.

Independent

of the

nature

of
our business,

the Company

prides

itself

on having

an environmental

and social

conscience

and encourages

all of
our executives

and employees

to take

an active

role in

this mission.

The Board

previously

formally

memorialized
the oversight

of the

Company’s

ESG practices

within

the Nominating

and Governance

Committee

charter,

and the
Company

published

its second

Corporate

Responsibility

Report

in 2022

in accordance

with the

Global

Reporting
Initiative

standards

as well

as a

supplemental

report

under

Sustainability

Account

Standards

Board

guidelines

which
are both

available

on the

Company’s

corporate

website.

In addition

to these

frameworks,

our report

published

in
2022 aligned

with the

recommendations

of the

TCFD.
Risk Committee
Everest’s

Risk

Committee

is the

heart

of the

Board’s

risk management

function.

Given

the nature

of insurance

as a
risk-bearing

endeavor,

the Risk

Committee

serves

a critical

role in

protecting

the Company’s

capital

and ensuring
management

alignment

with

our

shareholders.

The

Risk

Committee

focuses

the

Board’s

attention

on

the

Company’s
most critical

operational

and systemic

risk management

capabilities.

It is responsible

for the

general

oversight

of
Everest’s

ERM practices,

including

identifying,

monitoring

and overseeing

the overall

risk management

functions

of
the Company as well as establishing

the Company’s risk appetite and tolerance

levels. Specific areas that fall within

the
purview of

this Committee’s

risk review

include but

are not

limited to:

complex underwriting

opportunities, reserving,
capital allocation,

expansion opportunities,

product development,

actuarial pricing

and analytics,

underwriting

margin
improvement

opportunities,

de-risking,

loss mitigation

and hedging

strategies

involving

third-party

capital

and the
Company’s

subsidiary

Mt. Logan

Re, deep

dives

into various

product

lines and

whether

to expand

or discontinue
such

lines,

as

well

as

timely

areas

of concern

that

may

arise

from

time

to time

during

any

given

quarter

or year,

such
as the impacts

of COVID-19

or the impacts

of inflation

on claims or

invested assets

and appropriate

risk-management
actions to take

in response.
Ultimately, the Risk

Committee serves as

an invaluable resource

for timely input and

robust dialogue between
independent

directors

of the Company,

with extensive

risk management

expertise

and experience

and Company
executives.

It also

provides

yet

another

lens

of protection

against

undue

or

inappropriate

risk

taking

that

may

not

be
aligned

with

the long-term

interests

of the

Company.

Further,

it fosters

an integrated,

enterprise-wide

approach

to
identifying and managing

risk and provides

an impetus toward

improving the quality

of risk reporting

and monitoring,
both

for

management

and

the

Board.

On no

less

than

a quarterly

basis,

this

Committee

regularly

meets

and

receives
extensive

updates

and

detailed

reports

from

such

officers

of the

Company

as the

Group

Chief

Operating

Officer

and
Head

of Reinsurance,

the President

and CEO

of the

Insurance

Division,

the Chief

Underwriting

Officers

of both

the
Insurance

and

Reinsurance

Divisions

and

the

Company’s

Group

Chief

Risk

Officer

and

Chief

Actuary.
Code

of Ethics

for CEO

and Senior

Financial

Officers
The Company’s

Code of

Conduct

includes

its “Ethics

Guidelines”

that are

intended

to guide

all of

the Company’s
decisions

and behavior

by holding

all directors,

officers and

employees

to the highest

standards

of integrity.

In
addition to

being bound

by the

Ethics Guidelines

provisions relating to

ethical conduct,

conflict of interest

and
compliance

with

the

law,

the

Company

has

adopted

a code

of

ethics

that

applies

to the

Chief

Executive

Officer,

Chief
Financial

Officer

and

Senior

Financial

Officers

in compliance

with

specific

regulations

promulgated

by the

SEC.

The
text of

the Code

of Ethics

for the

Chief Executive

Officer

and Senior

Financial

Officers

is posted

on the

Corporate
Governance page on the Company’s website at http://www.everestre.com. This document is also available in print to

Board Committees
2023 Proxy

Statement

43
any

shareholder

who

requests

a copy

from

the

Corporate

Secretary

at the

address

below.

In the

event

the Company
makes

any amendment

to or

grants

any waiver

from

the provisions

of its

Code of

Ethics,

the Company

intends

to
disclose

such

amendment

or waiver

on its

website

within

five

business

days.
Shareholder

and

Interested

Party

Communications

with

Directors
We reach

out annually

for feedback

from our

shareholders

on concerns,

suggestions for

improvement and

to identify
emerging

best practices

in governance

and shareholder

values.

However,

shareholders

and interested

parties

are
encouraged

to communicate

directly

with the

Board of

Directors

or with individual

directors.

All communications
should

be directed

to the

Company’s

Secretary

at the

following

address

and

in the

following

manner.
Everest

Re Group,

Ltd.

Corporate

Secretary
c/o Everest Global Services, Inc.
Warren

Corporate

Center
100 Everest Way
Warren, NJ

07059
Any such communication should prominently indicate on the outside of the envelope that it is intended for the Board of
Directors,

for the

Non-Management

Directors

or for

any individual

director.

Each communication

addressed

to an
individual director and received

by the Company’s Secretary from shareholders

or interested parties, which is
related

to the

operation

of the

Company

and is

not solely

commercial

in nature,

will

promptly

be forwarded

to the
specified

party.

Communications

addressed

to the

“Board

of Directors”

or to

the “Non-Management

Directors”

will
be forwarded

to the

Chairman

of the

Nominating

and Governance

Committee.

Common Share Ownership by Directors and Executive

Officers

2023 Proxy

Statement
COMMON SHARE OWNERSHIP BY DIRECTORS AND
EXECUTIVE OFFICERS
The

following

table

sets

forth

the

beneficial

ownership

of Common

Shares

as of

March

20,

2023

by the

directors

of
the Company,

the executive

officers

listed

in the

Summary

Compensation

Table

currently

employed

by the

Company
and

by all

directors

and

executive

officers

of the

Company

as a

group.

Information

in this

table

was

furnished

to the
Company

by the

respective

directors

and

Named

Executive

Officers.

Unless

otherwise

indicated

in a

footnote,

each
person

listed

in the

table

possesses

sole

voting

power

and sole

dispositive

power

with

respect

to the

shares

shown
in the table

as owned by

that person.
Name of Beneficial Owner
Amount

and

Nature

of
Beneficial Ownership
Percent
of

Class
(14)
John J. Amore 22,298
(1)
*
William

F.

Galtney,

Jr.
63,170
(2)
*
John A.

Graf
14,059
(3)
*
Meryl

Hartzband
8,595
(4)
*
Gerri

Losquadro
12,955
(5)
*
Hazel

McNeilage
1,377
(6)
*
Roger

M.

Singer
16,420
(7)
*
Joseph

V.

Taranto
311,731
(8)
*
Juan C.

Andrade
54,427
(9)
*
Mike

Karmilowicz
10,551
(10)
*
Mark

Kociancic
26,882
(11)
*
Sanjoy

Mukherjee
43,871
(12)
*
Jim Williamson 11,695
(13)
*
All directors, nominees and executive officers as a group (13 persons) 598,031 1.4
* Less than 1%
(1)
Includes 2,050 restricted

shares issued to Mr.

Amore under the Company’s

2003 Non-Employee Director

Equity Compensation

Plan (“2003
Directors

Plan”)

which

may not

be sold

or transferred

until

the vesting

requirements

are satisfied.
(2)
Includes

34,106 shares

owned by

various family

related investments

in which

Mr. Galtney

maintains

a beneficial

ownership and

for which

he
serves as the

General Partner.

Also includes

2,050 restricted

shares issued

to Mr. Galtney

under the 2003

Directors Plan

which may

not be sold

or
transferred

until

the vesting

requirements

are satisfied.
(3) Includes 2,050 restricted shares issued to Mr. Graf under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements are satisfied.
(4)
Includes

2,050 restricted

shares

issued to

Ms. Hartzband

under the

2003 Directors

Plan which

may not

be sold

or transferred

until

the vesting
requirements have been satisfied.
(5)
Includes

2,050 restricted

shares

issued to

Ms. Losquadro

under the

2003 Directors

Plan which

may not be

sold or

transferred

until

the vesting
requirements have been satisfied.
(6)
Includes

1,377 restricted

shares

issued to

Ms. McNeilage

under the

2003 Directors

Plan which

may not be

sold or transferred

until the

vesting
requirements have been satisfied
(7)
Includes 2,050 restricted shares

issued to Mr.

Singer under the

2003 Directors Plan which

may not be

sold or transferred until

the vesting
requirements are satisfied.
(8) Includes 19,330 shares owned by various family

related trusts and investments

in which Mr. Taranto maintains a beneficial

ownership. Also, includes
2,050 restricted shares

issued to Mr. Taranto under

the Company’s 2020 Stock

Incentive Plan which

may not be sold or transferred

until the vesting
requirements are satisfied.
(9) Includes 18,060

restricted shares

issued to

Mr. Andrade

under the Company’s

2010 Stock

Incentive Plan

and 16,811

shares issued

to Mr.

Andrade
under

the Company’s

2020 Stock

Incentive

Plan

which

may not

be sold

or transferred

until

the vesting

requirements

have been

satisfied.
(10) Includes 983 restricted shares issued to Mr.

Karmilowicz under the company’s 2010 stock incentive plan and 6,091 restricted shares issued under

the
Company’s

2020 Stock

Incentive

Plan which

may not

be sold

or transferred

until

the vesting

requirements

have been

satisfied.
(11) Includes 20,962 restricted

shares issued to Mr. Kociancic

under the Company’s 2020

Stock Incentive Plan which

may not be sold or

transferred until
the vesting

requirements have been

satisfied.
(12) Includes 2,279 restricted

shares issued to

Mr. Mukherjee

under the Company’s

2010 Stock Incentive

Plan and 4,611

shares issued to

Mr. Mukherjee
under

the Company’s

2020 Stock

Incentive

Plan

which

may not

be sold

or transferred

until

the vesting

requirements

have been

satisfied.
(13) Includes 9,739 restricted

shares issued to Mr. Williamson

under the Company’s 2020

Stock Incentive Plan which

may not be sold or transferred

until
the vesting

requirements have been

satisfied.
(14) Based on 44,098,856 total Common Shares outstanding and entitled to vote as of March 20, 2023.

Principal Beneficial Owners of Common Shares
2023 Proxy

Statement

45
PRINCIPAL BENEFICIAL OWNERS

OF

COMMON

SHARES
To the

best of

the Company’s

knowledge,

the only

beneficial

owners of

5% or

more of

the outstanding

Common
Shares

as of

December

31, 2022

are set

forth

below.

This

table

is based

on information

provided

in Schedule

13G
Information

Statements

filed

with

the SEC

by the

parties

listed

in the

table.
Name and Address of Beneficial Owner
Number

of
Shares
Beneficially

Owned
Percent

of
Class
Everest Re Advisors, Ltd.
Seon

Place,

141

Front

Street,

4th

Floor
Hamilton HM 19, Bermuda
9,719,971
(1)
19.9%
The Vanguard Group
100

Vanguard

Boulevard
Malvern, Pennsylvania 19355
4,857,673
(2)
9.9%
BlackRock,

Inc.
55

East

52
nd
Street
New

York,

New

York

10022
2,899,304
(3)
5.9%
(1)
Everest

Re Advisors,

ltd., a

direct wholly-owned

subsidiary

of the company

had sole

power to

vote and

direct

the disposition
of 9,719,971

Common

Shares

as of

December

31,

2022.

According

to the

Company’s

Bye-laws,

the total

voting

power

of any
Shareholder

owning

more than

9.9%

of the

Common

Shares

will

be reduced

to 9.9%

of the

total

voting

power

of the

Common
Shares.
(2)
The Vanguard

Group

reports

in its

Schedule

13G that

it has

no sole

power

to vote

or direct

the vote,

shared

voting

power

for
59,127

Common

Shares,

sole

dispositive

power

with

respect

to 4,684,876

Common

Shares

and shared

dispositive

power

with
respect to 172,797

Common Shares.
(3) BlackRock, Inc.

reports in its Schedule 13G that it has sole power to vote or direct the vote of 2,617,745 Common

Shares and sole
dispositive

power with

respect

to 2,899,304

Common Shares.

Directors’ Compensation

2023 Proxy

Statement
DIRECTORS’

COMPENSATION
Each

member

of the

Board

who is

not otherwise

affiliated

with

the Company

as an

employee

and/or

officer

(“Non-
Employee

Director”

or “Non-Management

Director”)

was compensated

in 2022

for services

as a

director

and was
also

reimbursed

for out-of-pocket

expenses

associated

with

each

meeting

attended.

Each

Non-Employee

Director

is
compensated

in the

form of

an annual

retainer

and a

discretionary

equity

grant.
The Board reviews director compensation annually. In reviewing compensation, the Board considered several factors,

including

the

need

to recruit

and

retain

quality

director

candidates

with

expertise

relevant

to the

Company’s
objectives and attuned

to the increased

regulatory and shareholder

focus on Board

governance and oversight.
The Board

also considered

the amount

of time

spent

by directors

in attending

all scheduled

Board

and committee
meetings,

preparing

for meetings,

communicating

with management

throughout

the year

and attending

various
educational

seminars.

Our directors

do not

receive

any additional

compensation

for service

as a committee

chair,
attending

regular

Board

and committee

meetings

or special

meetings

of individual

committees

or the

Board.
Each Non-Employee

Director or

Alternate

attended

the four

scheduled

meetings

of the Board

in 2022,

as well

as
an annual

informational

meeting

in February

to review

and discuss

corporate

governance

matters

and long-term
strategic

plans

for the

Company.

Moreover,

because

we believe

that a

smaller

board allows

for greater

exchange
of ideas

and more

focused and efficient

interaction with

management, each

Non-Employee Director

frequently
participates in every meeting of the Audit, Nominating and Governance, Compensation, Risk and Investment
Policy Committees,

irrespective

of whether

the director

is a formal

appointee

to such

committee

or an invitee

of
the committee.

Our directors

believe

they are

at their

most effective

when working

as a

collective

unit in

sharing
ideas,

offering

opinions

and engaging

in spirited

debate

at all

committee

and Board

meetings.

Finally,

various

Non-
Employee

Directors

attend

and report

back

to the

Board

on educational

seminars

relating

to changes

in accounting
rules and FASB pronouncements,

tax regulations,

ERM, governance

best practices,

information technology

and
cyber security.
During our annual

outreach in

past years,

several shareholders

indicated that

our director

compensation program

was
not

in line

with

that

of our

peer

group,

primarily

as a

consequence

of the

heightened

performance

of the

Company’s
share

price

as a result

of our

exceptional

long-term

performance.

While

the Board’s

oversight

directly

contributed
to achieving

the

long-term

value

creation

for shareholders,

the

Board

took

notice

of our shareholders’

observations
and took action

to bring its

director compensation

in line with

our peers. The

Board refined its

director compensation
structure

and

implemented

a limit

on Non-Employee

Director

compensation

to $450,000,

comprised

of a

fixed

cash
retainer and

restricted share

awards.
Each Non-Employee Director received a standard retainer of

$125,000 in 2022 payable in the form

of cash or
Common Shares at his or

her election and an equity

award equal in value to

$325,000, for a total compensation value
of
$450,000. Giving

Non-Employee Directors an

opportunity to

receive their

standard retainer

in the

form of

Common
Shares
is intended

to further

align

their

interests

with

those

of the

Company’s

shareholders.

The value

of Common
Shares
issued is calculated

based on

the average of

the highest and

lowest sale prices

of the

Common Shares on

each installment
date or, if

no sale is reported

for that day,

the preceding

day for which

there is a

reported sale. We

believe
that these
revisions

to the director

compensation

structure

will bring

total compensation

per independent

director more

in
line with

our peers

while recognizing

the contribution

of our Board in building

long-term

shareholder

value while
preserving

the Board’s

alignment

of interest

with

our shareholders.
As a

non-independent

Chairman of

the Board,

Mr. Taranto

provides enhanced

duties more

akin to

an employee.

Such
duties include consulting with the

CEO to approve share

buybacks; working with the CEO

and the Corporate Secretary

in
scheduling,

preparing

agendas

and

ensuring

information

flow

for

Board

meetings;

recruitment

and

orientation

of
new
directors;

developing

and

maintaining

business

relationships

beneficial

to the

Company

at industry

conferences
and
events;

and

providing

support,

advice

and

counsel

on

any

special

or

extraordinary

projects

at

the

request

of

the

Board.
Given

Mr.

Taranto’s

enhanced

duties

including

his availability

to collaborate

and

work

with

the

Company’s

CEO

that
go beyond

his role

as Chairman

of the

Board,

effective

January

1, 2021,

Mr. Taranto

entered

into a

non-executive,
part-time

employment

relationship

with

the Company’s

affiliate,

Everest

Global,

for a

term

of two

years

pursuant

to
which

he received

an annual

base

salary

of $425,000.

Mr. Taranto’s

employment

with

Everest

Global

was renewed
on January 1, 2023

for a two-year term,

pursuant to which Mr.

Taranto will receive an

annual base salary of
$425,000. As
an employee,

Mr. Taranto

is also eligible

to receive

an annual equity

award at the discretion

of the Board not to
exceed

the value

of any

equity

award

granted

to the

non-executive

members

of the

Board.

Directors’ Compensation
2023 Proxy

Statement

47
The table below

summarizes the compensation

paid by the

Company to Directors

for the fiscal

year ended
December 31, 2022.
6
2022 DIRECTOR

COMPENSATION

TABLE
Name
Fees
Earned or
Paid

in
Cash
(1)
Share
Awards
(2)
Option
Awards
(3)
Non-Equity
Incentive Plan
Compensation
Change

in
Pension

Value
and
Nonqualified
Deferred
Compensation
Earnings
All

Other
Compensation
(4)
Total
John J. Amore $125,000 $325,663 — — — $15,665 $466,328
William

F.

Galtney,

Jr.
$125,000 $325,663 — — — $15,665 $466,328
John A.

Graf
$125,000 $325,663 — — — $15,665 $466,328
Meryl

Hartzband
$125,000 $325,663 — — — $16,079 $466,742
Gerri

Losquadro
$125,000 $325,663 — — — $15,665 $466,328
Roger

M.

Singer
$125,000 $325,663 — — — $25,665 $476,328
Joseph

V.

Taranto
(5) $425,000 $325,663 — — — $15,665 $766,328
John A.

Weber
$125,000 $325,663 — — — $25,665 $476,328
(1)
For

their

Board

services

in 2022,

all of

the directors

elected

to receive

their

compensation

in cash

except

for Ms.

Hartzband

and Mr.

Graf,

who each
received

444 shares

in compensation

for their

services.
(2)
The amount

shown

is the

aggregate

grant

date fair

value

of the

2022 grant

computed

in accordance

with Financial

Accounting

Standards

Board
Statement

Accounting

Standards

Codification

Topic

718 (“FASB

ASC Topic

718”)

calculated

by multiplying

the number

of shares

by the

fair market
value

(the average

of the

high and

low of

the Company’s

stock

price

on the

NYSE

on the

date

of grant)

(“FMV”).

Each of

the Non-Employee

Directors
was awarded

1,131

restricted

shares

on February

24,

2022

at FMV

of $287.9425.
(3)
In July

2022,

Mr.

Amore

exercised

454 option

awards

which

had been

awarded

to him

upon

his appointment

to the

Board

in September

2022.
(4)
Dividends

paid on

each director’s

restricted

shares.

For Mr.

Singer

and Mr.

Weber,

also includes

$10,000

in director

fees for

meetings

attended

as
directors

of both Bermuda

Re and International

Re.
(5) Mr. Taranto’s compensation reflects his salary and share awards received as a non-executive employee of Everest Global.
6
This 2022 Director

Compensation

Table excludes

the compensation

of Juan C. Andrade.

The compensation

of Mr. Andrade,

a director and also
President

and CEO

of the Company,

is set forth

in the

2022 Summary

Compensation

Table.

The 2022

Director

Compensation

Table

does

include

the
compensation

of Joseph

V. Taranto,

who is

a non-executive

employee of the

Company.

Compensation Discussion and Analysis

2023 Proxy

Statement
COMPENSATION

DISCUSSION AND

ANALYSIS
Executive

Summary
The Company’s

executive

compensation

program

is intended

to align

the interests

of our

executive

officers

with
those of

our shareholders.

We stress

merit-based

performance

awards and

structure

overall compensation

to provide
appropriate incentives

to executives

to optimize

net earnings

and to increase

book value

per share.

For 2022,

Named
Executive Officers

received annual

awards based

largely on such

value-based financial

performance metrics

as
growth

in book

value per

share

and return

on equity.
Our

executive

compensation

program

is designed

and

endorsed

by the

Compensation

Committee.

In designing

the
Company’s executive compensation program, the Compensation Committee endeavors to reflect the core objectives of (i)

attracting

and retaining

a talented

team

of executives

who will

provide

creative

leadership

and

ensure

success
for the

Company in

a dynamic

and competitive

marketplace; (ii)

supporting the

execution of

the Company’s

business
strategy

and the

achievement

of long-term

financial

objectives;

(iii) creating

long-term

shareholder

value;

and (iv)
rewarding executives

in a

manner that

is market

competitive and

seeks to

incentivize executives

to achieve

long-term
profitable financial

results.
We believe

our

compensation

structure

appropriately

addresses

the performance

of our

executive

leadership

team
in the face

of significant

global catastrophe

activity for another

consecutive year.

The industry

saw an estimated

$115
billion of insured catastrophe

losses in 2022, one of the highest

catastrophe loss years on record,

as a result of events
including

Hurricane

Ian

and

other

events

including

European

Hailstorms,

Hurricane

Fiona

and

Typhoon

Nanmadol.
We provide

our

clients

protection

against

risk

and,

accordingly,

we expect

intermittent

volatility

in our

financial

results.
Our executive compensation structure is designed to

align management’s interest with our shareholders by incentivizing long-term

value

creation

rather

than

short-term

gains

through

strategies

designed

to normalize

catastrophe

volatility
over the long-term. In

that regard, as stewards of our shareholders’ capital, our portfolio management strategies seek to minimize

the impact

of
severe events

on our capital.

Among other

things, this

is accomplished

by maintaining

a diversified
business

portfolio

– spread

by

line

and

geography

– and

by

employing

a tactical

approach

to managing

risk,

including,
but not limited

to, de-risking

our property exposures

to reduce volatility

during times of
inadequate pricing,

utilizing third
party

capital

to leverage

opportunity

and

issuance

of
catastrophe
bonds.

This

is an

important
distinction as Everest not
only outperforms during periods of benign catastrophe loss activity, but also performs well during periods of significant catastrophe activity. Thus, despite yet another consecutive year of significant catastrophe activity, the Company was still able

to achieve

positive

earnings:
•
Gross written premiums grew to $14 billion from $13 billion in 2021.
•
The

Company

earned

$1,065

million

in

after-tax

operating

income
7
representing

a 10.6%

after

tax

operating

return
on equity (“ROE”)
8
.
•
The Company returned $316 million in capital to shareholders during 2022 as follows:
– We paid quarterly dividends totaling $255 million in 2022.
– We returned $61 million to shareholders through share repurchases.
7
The Company generally

uses after-tax

operating income

(loss), a non-GAAP

financial measure,

to evaluate

its performance.

After-tax operating

income
(loss)

consists

of net

income

(loss)

excluding

after-tax

net gains

(losses)

on investments,

after-tax

net foreign

exchange

income

(expense)

and the

tax
charge

related to

the enactment

of the

Tax Cuts

and Jobs

Act of

2017 (TCJA).
8
Further explanation and a reconciliation of net income (loss) to after-tax operating income (loss) can be found at the back of the Everest Annual Report.

Compensation Discussion and Analysis
2023 Proxy

Statement

49
Since

going

public

in 1995,

the Company

has achieved

compound

annual

growth

in dividend-adjusted

book

value
per share of 10%.
* Including

Stock

Appreciation

& Dividends
We have

always

emphasized

prudent

risk management

and technical

underwriting

as the

key tenets

for building
and

sustaining

long-term

value

for

our shareholders.

Our compensation

structure

properly

reflects

management’s
alignment

with

our

shareholders,

especially

during

periods

of

extreme

macroeconomic

conditions

including

a global
pandemic, inflationary

pressure, interest

rate swings

and volatile

equities markets

in conjunction

with extreme

natural
catastrophe events.
These results reinforce

a strategic vision

developed by experience, ingenuity

and humility. While we are always

mindful
of the

human

and economic

tolls

associated

with

all

forms

of natural

catastrophe

losses,

we are

in the

business

of
offering

protection

against

volatility

for our

clients

and customers

while

endeavoring

to create

long-term

value

for
our shareholders

even during

periods

of extreme

catastrophe

activity.

The fact

that we

have achieved

consistent
book value per share

growth over time showcases our ability

to manage over cycles

through successful underwriting
and
risk management

strategies

grounded

in an

innovative

culture that values sustainable

performance

and capital
preservation.

This

unwavering

commitment

to long-term

value

creation

for

our shareholders

is precisely

the intent
behind our compensation

philosophy.

Compensation Practices

2023 Proxy

Statement
COMPENSATION

PRACTICES
Compensation Practices and 2022 Say-On-Pay Vote
Say

on Pay
Say on

Pay Results

from
2017 to 2022
Everest

received

a

high

level

of

voting
approval,93.73%, for the Say on Pay advisory vote

at
its

2022

Annual

General

Meeting.

Accordingly,

the
Committee

did

not

make

any

significant

changes

to
the

structure

of

the

Company’s

compensation
program
A primary

focus

of our

Compensation

Committee

is ensuring

that

the Company’s

executive

compensation

program
serves the best interests of our

shareholders while appropriately rewarding our executive

leadership for their
performance

and

seeks

to incentivize

executives

to achieve

long-term

profitable

financial

results.
Our

compensation

program

incorporates

numerous

compensation

best

practices

that

address

common

shareholder
concerns

and advance

the Company’s

philosophy

of long-term

shareholder

growth.

Highlights

include:
•
No

separate

change-in-control

(“CIC”)

agreement

for

the

CEO
•
CEO

and

all

participants

in the

CIC

Plan

are subject

to double-trigger

provisions
•
No “gross-up”

payments

by the

Company

of any

“golden

parachute”

excise

taxes

upon

a change-in-control
• Incentive cash bonuses for all Named Executive Officers tied to specific Company financial performance metrics
•
For 2022, approximately

41% of Named Executive

Officers’ long-term

incentive compensation

(excluding any
Named

Executive

Officers

no longer

employed

with

the Company)

is in

the form

of performance

share

units

that
can only

be earned

upon satisfaction

of specific

Company

financial

performance

metrics

over

a 3-year

period
•
Say

on Pay

Advisory

Vote

considered

by shareholders

annually
• Stock ownership and retention guidelines for executive vice presidents and above

Compensation Practices
2023 Proxy

Statement

51
* Total

Stock

Return

Index

is a measure

of performance

and is

calculated

as the

change

in share

price

plus reinvestment

of dividends,

assuming

an
initial investment of

$100.
Source:

Nasdaq/Thomson

The Company’s Compensation Philosophy and Objectives

2023 Proxy

Statement
THE COMPANY’S COMPENSATION PHILOSOPHY

AND
OBJECTIVES
The Company’s executive compensation

program is designed

to attract, motivate and

retain highly talented
individuals whose abilities

are critical to the

ongoing success of

the Company. In this

regard, the Company’s

executive
compensation

program utilizes

a dual approach.

In the first

instance,

the program

has a short-term

component
consisting

of a base

salary

and a

performance-based

cash

bonus

predominantly

tied

to a

Company

financial

metric.
Secondly,

the Compensation

Committee

rewards long-term

performance

through the

use of discretionary

time-
based, as

well as

performance-based,

equity awards

tied to

specific financial

performance factors

designed to

closely
align

the

interests

of

key

executives

with

the

longer-term

interests

of the

Company’s

shareholders.
The Compensation

Committee is

guided by

the following

principles when

making compensation

decisions individually
and collectively

with respect

to our

executives:
• Compensation

of

executive

officers

is based

on

the

level

of

job

responsibility,

contribution

to

the

performance

of

the
Company, individual performance in

light of general

economic and industry

conditions, teamwork, resourcefulness
and
ability to

manage our

business.
• Compensation

awards

and

levels

are

intended

to

be

reasonably

competitive

with

compensation

paid

by

organizations
of similar

stature

to both

motivate

the Company’s

key employees

and minimize

the potential

for disruptive

and
costly key employee turnover.
• Compensation

is intended

to align

the

interests

of
the executive officers with those

of
the Company’s shareholders

by
basing

a significant

part of total compensation

on our executives’

contributions

over time to the generation

of
shareholder value.

The Company’s Compensation Philosophy and Objectives
2023 Proxy

Statement

53
Components

of the

Company’s

Compensation

Program
Components

of Executive

Compensation
Short
Term
Compensation

Component
Description
Key

Features
Fixed

component

of
compensation

intended

to
attract and

retain top talent
Generally

positioned

near

the
median

of our

pay level

peer group,
but

varies

with

individual

skills,
experience,

responsibilities

and
performance
At
-
Risk
Pay
Performance

goals
established at the beginning
of

each

fiscal

year

that
support

long-term

growth
and operational efficiencies
Intended to motivate annual
performance with

respect to
key

financial

measures,
coupled

with

individual
performance factors
For 2022, the

maximum potential
bonus

was

tied

to

the

Company
Adjusted

ROE.

Final

awards

also
consider achievement

of individual
goals
All

applicable

Named

Executive
Officers

(“NEOs”) were

selected as
participants

in

the

Executive
Performance Annual Incentive

Plan
(“Executive

Incentive

Plan”)

for 2022
with the

maximum

bonus potential
available for

award to

any participant
in the Plan not to exceed $3.5 million
The total bonus determination

for
a participant

in 2022

is arrived

at
by application of two independent
components

based

upon

a

60%
and

40% weighting

for

all Named
Executive

Officers:

(1)

Company
financial performance criteria

and
(2) individual

performance

criteria

as
set forth

further herein.
No guaranteed

minimum

award
Long
Term
Long-Term

Incentive

Awards
At-risk,

long-term,

equity-
based

compensation

to
encourage

multi-year
performance and retention
Intended

to

motivate

long-
term

performance

with
respect

to

key

financial
measures

and

align

our

NEOs’
interests

with

those

of

our
shareholders
Tied to

the rate

of annual

operating
ROE

and

TSR

relative

to

our

peer
group

over

a

three-year

period,
along

with

annual

TSR

against
targets for the 2022 PSU
Payouts

range

from

0%

of

target
payout

to

175%

of

target

payout,
depending on performance after 3
years
Intended

to

motivate

long-
term performance and value
creation,

align

our

NEOs’
interests with

shareholders’
interests

and

promote
retention
Vests at the rate of 20% per year after
anniversary

of grant

over a

five-year
period

The Company’s Compensation Philosophy and Objectives

2023 Proxy

Statement
The

Compensation

Committee

meets

each

February

to review

and

approve

compensation

for

each

Named

Executive
Officer

including

any adjustments

to base

salary,

bonus

awards

and equity

grants

in consideration

of the

officer’s
prior

fiscal

year’s

performance

as well

as performance

over

time.

In addition,

from

time

to time,

the Compensation
Committee

may make

separate

salary adjustments

to Named

Executive

Officers

during the

course

of the year

to
recognize

mid-year

promotions,

changes

in job

functions

and

responsibilities,

or other

circumstances.
As shown

in the

charts

below,

the Compensation

Committee

manages

the pay

mix for

our executive

officers

such
that a substantial

portion is

“at risk” compensation

so as to

better align

the interests

of our Named

Executive Officers
with

the Company’s

shareholders.

The average

of all

Named

Executive

Officers’

at-risk

compensation

was 80%.

The
amounts above and

in the

chart below do

not include the

amounts set

forth in the

columns labeled

“Change in
Pension

Value

and Nonqualified

Deferred

Compensation

Earnings”

and “All

Other

Compensation”

in the Summary
Compensation Table.
In addition,

all employees

including

executive

officers

received

other compensation

in the

form of

benefits.

Such
other compensation

included Company-paid

term life insurance,

partially subsidized

medical and

dental plans,
Company-paid

disability

insurance

and

participation

in

a

Company-sponsored

401(k)

employee

savings

plan.

Certain
executives

also participated

in a

Supplemental

Savings

Plan whose

purpose

is principally

to restore

benefits

that
would

otherwise

have been

limited

by U.S.

benefit

plan

rules

applicable

to the

401(k)

employee

savings

plan.
The

Role

of Peer

Companies

and

Benchmarking
The

Compensation

Committee

identified

a peer

group

comprised

of

companies

that

are

similar

to us

in industry

and
size for purposes of

benchmarking and evaluating the competitiveness of

our pay levels and

compensation packages

for
our Named

Executive

Officers. In

determining the

final peer

group, the

Compensation Committee

selected
publicly traded insurers and reinsurers that directly compete with the Company for business and talent, and changes to
the Company’s peer

group have been primarily

due to consolidations

among several peer group

companies in
recent

years.

The Compensation

Committee

reviews

both compensation

and performance

at peer

companies

as a
benchmark

when

setting

compensation

levels

that

it believes

are commensurate

with

the Company’s

performance.
Although

the Committee

did not

set compensation

components

to meet

specific

benchmarks,

such as

targeting
salaries “above the median” or equity compensation “at the 75th percentile” of peer companies at the outset of 2022, it did utilize the peer group compensation data in determining appropriate incentive compensation amounts relative to
individual

and

Company

performance

awarded

to our

Named

Executive

Officers

for

the

2022

fiscal

year.

Further,

the
Committee

utilized

such

peer

group

metrics

in setting

Named

Executive

Officer

targets

for

the

2022

fiscal

year.

The Company’s Compensation Philosophy and Objectives
2023 Proxy

Statement

55
For

2022,

the

Committee

selected

the

following

companies

to serve

as

our

pay

level

peer

group:
Alleghany

Corporation
Cincinnati Financial Corporation
The

Hartford

Financial

Services

Group,

Inc.
Arch

Capital

Group,

Ltd.
Markel

Corporation
W.R.

Berkley

Corporation
Axis Capital Holdings, Limited Renaissance

Re
Chubb

Limited
The

Hanover

Insurance

Group,

Inc.
Base

Salary

and Bonus

Determinations
The base

salaries

for all

executive

officers

are

determined

by the

Compensation

Committee,

established

upon

hire
or
assignment date and reconsidered annually or as responsibilities change. In setting an executive’s initial base salary, the
Compensation

Committee

considers

the

executive’s

abilities,

qualifications,

accomplishments

and prior

experience.
The

Compensation

Committee

also

considers

base

salaries

of similarly

situated

executive

officers

in its

identified

peer
companies

when

assessing

competitive

conditions

in the

industry.

Subsequent

adjustments

to the

executive’s

base
salary

in the

form

of annual

raises

or upon

renewal

of an employment

agreement

take

into

account

the executive’s
prior

performance,

the financial

performance

of the

Company

and the

executive’s

contribution

to the

Company’s
performance

over

time,

as

well

as

competitive

conditions

in

the

industry.
Incentive

Based

Bonus

Plans
In connection

with

fiscal

year

2022

performance,

the

Company

awarded

annual

performance-based

cash

bonuses

to
the

applicable

Named

Executive

Officers

pursuant

to the

Executive

Performance

Annual

Incentive

Plan.
Executive

Performance

Annual

Incentive

Plan
The

Compensation

Committee

identifies

the

executive

officers

eligible

to participate

in the

Executive

Incentive

Plan.
In addition

to other

criteria,

the Executive

Incentive

Plan provides

that the

total amount

of awards

granted to

all
participants in

any one

year may

not exceed

10% of

the Company’s

average annual

income before

taxes for

the
preceding five years.
Pursuant to the terms of the Executive Incentive Plan, the Compensation Committee,

within 90 days after the
beginning

of the

fiscal

year,

selects

those

executive

officers

of the

Company

and

its

subsidiaries

who

will

participate
in the

Executive

Incentive

Plan

for

that

year.

The

Compensation

Committee

sets

maximum

potential

bonus

amounts
for each

participant

based

on achievement

of specific

performance

criteria,

chosen

from among

the performance
criteria

set forth

in the

Executive

Incentive

Plan,

that most

closely

aligns

Company

financial

performance

to long-
term

shareholder

value

creation.

The Compensation

Committee

may exercise

discretion

and award

an amount

that
is less than

the potential

maximum amount

to reflect

actual corporate,

business unit

and individual

performance. The
Compensation

Committee

determined

that

the maximum

potential

bonus

for Mr.

Andrade

and any

participant

in the
Executive

Incentive

Plan

cannot

exceed

$3.5

million.

For

Messrs.

Karmilowicz,

Kociancic,

Mukherjee

and

Williamson,
their

maximum

potential

bonus

is further

limited

to 200%

of their

respective

base

salaries,

subject

to the

foregoing
$3.5

million

cap.

In addition,

and

subject

to the

foregoing

maximums,

the

total

bonus

determination

for

a participant
in 2022

is arrived

at by

application

of two

independent

components

based

upon a

60% and

40% weighting

for the
Named

Executive

Officers:

(1) Company

financial

performance

criteria

and (2)

individual

performance

criteria.

For
each applicable

Named

Executive

Officer,

the Compensation

Committee

established

full-year

operating

plan ROE
targets

for the Company

as the financial

performance

criteria to

be applied

in connection

with a portion

of their
bonus

compensation.

Further,

for each

Named

Executive

Officer,

the Compensation

Committee

considers

60%

of
the
potential

maximum

bonus

eligible

to be

earned

based

on tiered

Company

Adjusted

Operating

ROE
9
results

above
and below

the set

operating plan

ROE target.

In determining

that only

the above

percentages

of the

maximum bonus
should

be tied

to achievement

of these

additional

financial

performance

metrics,

the

Committee

desired

to preserve
financial

metrics

as being

the predominant

determinant

of whether

a participant

had earned

the maximum

bonus
potential.

9
Adjusted Operating ROE adjusts actual operating ROE by limiting catastrophe activity to 40% of anticipated catastrophe losses in the annual operating
plan

and

60% of

actual

catastrophe

losses

for

the current

fiscal

year.

The Company’s Compensation Philosophy and Objectives

2023 Proxy

Statement
The Compensation

Committee

separately

considers

the remaining

40% of

the potential

maximum

bonus

eligible

to
be earned by a

participant based upon successful achievement of
individual generally non-financial goals established

for
each participant.

Consideration

of individual

performance

is done to acknowledge

that the property

and casualty
(re)insurance

business

is a risk-based

endeavor

where a

company’s

financial

results

in any

one financial

year may
be impacted

by exogenous

factors

beyond

human

control

such

as an

unexpected

severe

hurricane

season

or other
natural peril

catastrophe activity. Implicit

in such a

determination is

the recognition that

our financial

success over the
long

term

is not

dependent

on any

one

financial

year’s

results.

Individual

goals

in any

given

year

include,

but

are

not
limited

to,

factors

that

may be

applicable

to each

NEO,

such

as demonstrated

leadership,

ESG and

diversity,

business
year highlights,

risk management

and loss

mitigation protection

practices, strategic

goal setting,

performance against
annual

operating

plan, capital

management,

strategic

expansion

initiatives

and growing

Everest’s

investor

base.
Finally,

the 40%

subjective

element

also allows

the Compensation

Committee

broad

discretion

to consider

market
performance

measures

such as

total shareholder

return

(“TSR”) into

executive

performance

without

setting

a specific
performance target.
This balanced

approach

allows the

Company

to remain

competitive

and foster

retention

of highly

performing

Named
Executive

Officers. Further, the Committee

is not bound

to any minimum

bonus amount and

retains discretion to

scale
the payments

below the

potential

maximum

bonus and

to award

no cash

bonus to

any Named

Executive

Officer.
The Compensation

Committee

in February

2022

selected

Messrs.

Andrade,

Karmilowicz,

Kociancic,

Mukherjee

and
Williamson

to participate

in the

Executive

Incentive

Plan for

fiscal

year 2022,

which tied

their maximum

potential
bonus

awards

to the

performance

criteria

as described

in more

detail

below.
2022 INCENTIVE-BASED BONUS TARGETS AND

AWARDS
Named

Executive

Officer
Target
Incentive
Bonus
(% Base
Salary)
Target
Incentive
Bonus
Potential
Maximum
Incentive
Bonus
Actual
Bonus
Award
Juan C.

Andrade

CEO
220% $ 2,750,000 $ 3,500,000 $ 2,900,000
Mike

Karmilowicz
Executive

Vice

President

and

CEO

of

Everest
Insurance
®
130% 1,007,500 1,550,000 $ 1,070,750
Mark

Kociancic
Executive

Vice

President

& Chief

Financial

Officer
130% 1,137,500 1,750,000 $ 1,273,900
Sanjoy

Mukherjee
Executive

Vice

President,

General

Counsel

&
Secretary
130% 845,000 1,300,000 $ 900,000
Jim Williamson
Executive

Vice

President,

Chief

Operating

Officer
and Head of Reinsurance
130% 1,040,000 1,600,000 $ 1,167,000
TOTAL $ 6,780,000 $ 9,700,000 $ 7,311,650
Long-Term

Compensation

Determinations
The second

component of

the Company’s

executive compensation

plan is

premised on

a strategic

view of
compensation.

This

long-term

compensation

component

is achieved

through

the

2020

Stock

Incentive

Plan.

Awards
under the

2020 Stock

Incentive Plan are

generally intended

to reinforce

management’s long-term

emphasis on
corporate

performance,

provide

an incentive

for key

executives

to remain

with

the Company

for the

long

term

and
provide a

strong incentive

for employees

to work

to increase

shareholder

value by

aligning employees’

interests with
those of the shareholders.
Equity

awards

may

take

the

form

of share

options,

share

appreciation

rights,

restricted

shares

or performance

share
units.

Options

and

restricted

shares

are awarded

on the

day that

they

are

granted

by the

Compensation

Committee
and valued as

of the grant

date. Options

are issued with

an exercise price

equal to the

fair market value

of the
Company’s stock

on the grant

date. The Company determines

fair market value

by averaging

the high and

low market
price on the grant date.

The Company’s Compensation Philosophy and Objectives
2023 Proxy

Statement

57
With respect

to the

equity award

process, the

CEO makes

recommendations

to the

Compensation Committee

for each
eligible executive

officer, and the

proposed awards

are discussed with

and reviewed

by the Compensation

Committee.
While

the Compensation

Committee

takes

into account

management’s

input

on award

recommendations,

all final
determinations

are

in the

subjective

judgment

and discretion

of the

Compensation

Committee.

In determining

the
final

award

amounts,

the Compensation

Committee

reviews

each

recipient’s

demonstrated

past

and expected

future
individual

performance,

his/her

contribution

to the

financial

performance

of the

Company

over

time,

the

recipient’s
level of

responsibility

within the

Company,

his/her ability

to affect

shareholder

value and

the value

of past

share
awards.

Finally,

the

Compensation

Committee

also

considers

the

value

of equity

awards

granted

to similarly

situated
executive

officers

by our

pay level

peer group

in order

to ensure

a competitively

attractive

overall

compensation
package.
Equity

grants

are made

at the

Compensation

Committee’s

February

meeting.

There

is no

plan or

practice

to grant
equity awards

in coordination

with the

release of

material non-public

information.

Additionally,

the Company’s

Ethics
Guidelines

and Insider

Trading

Policy

prohibit

our executive

officers,

directors

and other

employees

from

trading

in
options

in the

Company’s

shares.

Prohibited

options

include

options

awarded

under

the 2020

Stock

Incentive

Plan,
as

well

as any

expired

stock

incentive

plans,

“put”

options

and

“call”

options.

Further,

“[t]he

Company’s

anti-hedging
policy

prohibits

its officers,

directors

or other

employees

from engaging

in transactions

geared

toward

‘shorting’
the Company’s

stock

or trading

in straddles,

equity

swaps

or other

derivative

securities

that are

directly

linked

to
the Company’s

common

shares.”

The foregoing

anti-hedging

policy

is part

of the

Company’s

“Inside

Information
and Restrictions

on Trading”

section of

the Company’s

Ethics Guidelines,

which provides

a series

of restrictions
applicable

to all

transactions

in Company

stock

and other

classes

of securities

by directors,

officers

and employees
of the

Company

(as

well

as to

others

living

in the

same

household

as such

people).

There

is no

category

of hedging
transaction

relevant

to the

Company’s

securities

that

is specifically

permitted

as to

any officers,

directors

or other
employees

of the

Company.

The Board

has adopted

stock

ownership

and

retention

guidelines

for all

senior

officers
with

the

title

of Executive

Vice

President

or above,

in order

to further

align

the

personal

interests

of these

executives
with those

of our

shareholders.
Time-Vested

Share

Awards
We believe

that

restricted

shares,

share

options

and performance

share

unit awards

encourage

employee

retention
and reward

consistent

long-term

shareholder

value creation.

Such awards

vest over

a five-year

period at

the rate
of 20%

per year

for the

Named Executive

Officers

and are

generally

forfeited

if the

recipient

leaves the

Company
before vesting. Furthermore,

the expiration of

share options ten

years after they

are granted is

designed to encourage
recipients

to work

towards

maximizing

the

Company’s

growth

over

the

long-term

and

not simply

cater

to short-term
profits.
Performance

Share

Units
The Compensation

Committee

grants

annual

performance-based

equity

awards

to Named

Executive

Officers

in the
form

of Performance

Share

Units

(“PSU”)

that

can

only

be earned

upon

the

achievement

of certain

Company

financial
metrics

measured

over

three

one-year

performance

periods

based

on annual

goals

and one

three-year

performance
period

based

on goals

measured

over that

period.

At fiscal

year-end

2022, we

completed

the third

and final

year
of the

PSU performance

period

for our

2020

awards,

the second

year

of the

PSU performance

period

for our

2021
awards

and

the

first

year

of the

PSU

performance

period

for

our

2022

awards.

For

the

2020,

2021

and

2022

PSU,

the
performance period was January 1, 2020 through December 31, 2022, January 1, 2021 through December 31, 2023 and January 1, 2022 through December 31, 2024, respectively.
Each PSU

gives the

participant

the right

to receive

up to

1.75 shares

upon settlement

at the

end of

the three-year
performance

period

based

upon satisfaction

of certain

financial

performance

targets.

For the

2020

PSU,

the shares
represented

by the

PSU

may

only

be earned

upon

the

satisfactory

achievement

of

two

financial

performance

metrics:
cumulative

Book Value

Per Share

(“BVPS”)

growth

measured

against

peers

over a

three-year

period

and Operating
Return on

Equity. For

the 2021

PSU, a

third performance

metric was

introduced: annual

BVPS growth

measured
against

targets

set by

the Compensation

Committee.

The Compensation

Committee

elected

to use

BVPS as

one of
the

financial

metrics

for the

PSU

because

this

metric

correlates

with

long-term

shareholder

value.

BVPS

is defined

as
the tangible

book value

of a share

as determined

under GAAP,

adjusted for

dividends paid

to shareholders

during the
performance period. For

purposes of calculating

the new third

metric for the

2021 PSU, annual

BVPS growth measured
against

targets

set

by the

Compensation

Committee,

BVPS

is calculated

in the

same

manner,

except

excluding

any
adjustment

for

dividends

paid

to

shareholders.

For

the

2022

PSU,

the

Compensation

Committee

elected

to use

Total
Shareholder

Return

for

the

relative

measure

for

performance

period

2022-2024

instead

of change

in BVPS

relative

to
peer groups.

The Company’s Compensation Philosophy and Objectives

2023 Proxy

Statement
Operating Return

on Equity

(“Operating ROE”),

for purposes

of PSU

awards, is

defined as

operating income

divided by
average

adjusted

shareholders’

equity.

In setting

the

target

metric

for

the

2022

performance

year,

operating

income
equals net

income/(loss)

attributable

to the

Company,

excluding

after-tax net

realized

capital gains/(losses).

Average
adjusted

shareholders’

equity equals

the average

of beginning-of-period

and end-of-period

shareholders’

equity,
excluding

the after-tax

net unrealized

appreciation/(depreciation)

on investments

recorded

in accumulated

other
comprehensive

income.

The Compensation

Committee

selected

Operating

ROE as

one of

the financial

metrics

for
the PSU because

this metric correlates closely

with shareholder value over

both intermediate and

longer-term periods
and
is a

widely-used

financial

metric

in the

insurance

and

reinsurance

industry

for assessing

company

performance.

The
tables

below

set

forth

the

2020,

2021

and

2022

PSU

Target

Awards

for

each

NEO

and

performance

measures.
Named

Executive

Officers
Target Award Juan C.
Andrade
Mike
Karmilowicz
Mark
Kociancic
Sanjoy
Mukherjee
Jim
Williamson
2020 PSU 6,770 780 — 1,150 —
2021 PSU 8,260 1,355 2,045 1,610 1,435
2022 PSU 7,050 1,340 1,755 1,360 1,410
2020

PSU

TARGET

MEASURES
Award

Multiplier
Weight
Performance
Year
Target
ROE 0% 25% 100% 175%
Operating

ROE
60.0%
2020 11.1% <4.1% 4.1% 11.1% >=16.1%
2021 11.1% <4.1% 4.1% 11.1% >=16.1%
2022 12.4% <5.4% 5.4% 12.4% >=17.4%
Award

Multiplier
Weight
Performance
Period Target 0.0% 25% 100% 175%
3Yr

Relative

Change

in
BVPS to Peers
40.0% 2020–2022 Median <26th

%tile
26th %tile Median
>=75th

%tile
2021

PSU

TARGET

MEASURES
Award

Multiplier
Weight
Performance
Year
Target
ROE 0% 25% 100% 175%
Operating

ROE
50.0% 2021 11.1% <4.1% 4.1% 11.1% >=16.1%
2022 12.4% <5.4% 5.4% 12.4% >=17.4%
Award

Multiplier
Weight
Performance
Year
Target
Growth 0% 25% 100% 175%
Growth

in

BVPS
25.0% 2021 8% <3.0% 3% 8% >=13.0%
25.0% 2022 10.5% <5.5% 5.5% 10.5% >=15.5%
Award

Multiplier
Weight
Performance
Period
Target 0.0% 25% 100% 175%
3Yr

Relative

Change

in
BVPS to Peers
25.0% 2021–2023 Median <26%tile 26%tile Median >=75%tile

The Company’s Compensation Philosophy and Objectives
2023 Proxy

Statement

59
2022

PSU

TARGET

MEASURES
Award

Multiplier
Weight
Performance
Year
Target
ROE 0% 25% 100% 175%
Operating

ROE
50.0% 2022 12.4% <5.4% 5.4% 12.4% >=17.4%
Award

Multiplier
Weight
Performance
Year
Target
Growth
0% 25% 100% 175%
TSR 25.0% 2022 13% <8% 8% 13% >=18%
Award

Multiplier
Weight
Performance
Period Target 0.0% 25% 100% 175%
3Yr

TSR

Compared

to
Peers
25.0% 2022- 2024 Median <26%tile 26%tile Median >=75%tile
As displayed

above, the

portions of

the 2020,

2021 and

2022 PSU

grants that

are subject

to the

Operating ROE
financial

metric

(60% for

the 2020

PSU and

50% for

the 2021

and 2022

PSU) are

eligible

to be

earned annually

in
one-third

tranches

over

the three-year

performance

period

based

upon

target

Operating

ROE

figures

determined

by
the

Committee

annually.

In setting

the 2022

Operating

ROE target,

the Committee

considered

the

Company’s

2022
operating business plan

reflecting management’s view

of market

conditions, modeled expected

results, business mix
and
product

diversification

and the

continued

global

economic

uncertainty

relating

to the

Pandemic.
The

Committee

further

noted

that

the 12.4%

target

Operating

ROE for

2022

represented

an increase

over

the

prior
year’s

result

of 12.2%.

In recent

years,

the

Compensation

Committee

has

generally

set

higher

Operating

ROE

targets
compared to the

previous year’s actual Operating

ROE results
10
in order to

continue to set

a high level

of achievement
for
executive

management,

as demonstrated

in the

following

table:
Year
Target

ROE (%)
Actual ROE

(%)
2017 10 4.6
2018 11 2.3
2019 12.2 10.3
2020 11.1 8.4
2021 11.1 12.2
2022 12.4 10.6
For

the 2022

annual

performance

period,

the Committee

set

a target

Operating

ROE

of 12.4%

with

one-third

of the
applicable Named Executive Officers’ 2020, 2021 and

2022 PSU eligible to be

earned as measured by the

Company’s

full
year

performance

from

January

1, 2022

through

December

31,

2022.

Earn-outs

between

the

performance

levels

are
determined

by straight-line

interpolation.
The

tables

below

set

forth

the

amount

of 2020,

2021

and

2022

PSU

eligible

to be

earned

to date

by each

applicable
NEO

based

upon

Operating

ROE.

The

earn-out

reflects

the

percentage

of the

total

target

award

that

can

be earned

in
any

one performance

period

which

is one

third

of 50%

(i.e.,

16.7%)

of the

NEO’s

total

PSU

target

award

for the

2021
and

2022

PSU

and

one third

of 60%

(i.e.,

20%)

for the

2020

PSU.

The

number

of shares

actually

earned

is calculated
by applying

the target

award

multiplier

based

upon the

Company’s

full year

performance:

10
For the

2020 period

only with

respect

to the 2020

PSU award

calculations,

the Actual

Operating

ROE of 8.4%

stated

herein

was determined

after
adjusting to exclude COVID-19 related losses, as further detailed in Everest’s April 9, 2021 proxy

statement. No further COVID-19 related adjustments

to
Actual

Operating

ROE were

made for

the 2021

and 2022

years.

The Company’s Compensation Philosophy and Objectives

2023 Proxy

Statement
2020 PSU

ROE Grant
OPERATING ROE
Juan C.
Andrade
Mike
Karmilowicz
Mark
Kociancic
Sanjoy
Mukherjee
Jim
Williamson
Target
Award
Target
Award
Target
Award
Target
Award
Target
Award
6,770 780 N/A 1,150 N/A
Target Actual
Earn
Out %
Target
Multiplier
Earned
PSU
Earned
PSU
Earned
PSU
Earned
PSU
Earned
PSU
2020 Period 11.1% 8.4% 20% 71.1% 963 111 — 164 —
2021 Period 11.1% 12.2% 20% 116.5% 1,578 182 — 268 —
2022 Period 12.4% 10.6% 20% 80.7% 1,093 126 — 186 —
2021 PSU

ROE Grant
OPERATING ROE
Juan C.
Andrade
Mike
Karmilowicz
Mark
Kociancic
Sanjoy
Mukherjee
Jim
Williamson
Target
Award
Target
Award
Target
Award
Target
Award
Target
Award
8,260 1,355 2,045 1,610 1,435
Target Actual
Earn
Out %
Target
Multiplier
Earned
PSU
Earned

PSU
Earned
PSU
Earned
PSU
Earned
PSU
2021 Period 11.1% 12.2% 16.7% 116.5% 1,604 264 398 313 279
2022 Period 12.4% 10.6% 16.7% 80.7% 1,111 183 275 217 193
2022 PSU

ROE Grant
OPERATING ROE
Juan C.
Andrade
Mike
Karmilowicz
Mark
Kociancic
Sanjoy
Mukherjee
Jim
Williamson
Target
Award
Target
Award
Target
Award
Target
Award
Target
Award
7,050 1,340 1,755 1,360 1,410
Target Actual
Earn
Out %
Target
Multiplier
Earned
PSU
Earned

PSU
Earned
PSU
Earned
PSU
Earned
PSU
2022 Period 12.4% 10.6% 16.7% 80.7% 949 181 236 183 190
All earned shares resulting from achievement of the

metrics herein are delivered to the participant upon the
Committee’s confirmation

of the final

earned amounts

at the end

of each of

the 2020,

2021 and

2022 PSU

respective
three-year performance periods.
2021

PSU

BVPS

Growth

Against

Target

Grant
For the

2022 PSU,

the Compensation

Committee

used growth

in BVPS measured

against targets

selected by

the
Compensation

Committee

as a

metric.

The

growth

in BVPS

award

metrics

determined

by the

Committee

in February
2023 are as follows:
2021

Growth

in BVPS

Award
Juan
Andrade
Mike
Karmilowicz
Mark
Kociancic
Sanjoy
Mukherjee
Jim
Williamson
Target
Award
Target
Award
Target
Award
Target
Award
Target
Award
8,260 1,355 2,045 1,610 1,435
Target Actual
Earn
Out %
Award
Multiplier
Earned
PSU
Earned

PSU
Earned
PSU
Earned
PSU
Earned
PSU
2021 Period 8% 12% 8.3% 160% 1,102 181 273 215 192
2022 Period 10.5% 2.8% 8.3% 0% 0 0 0 0 0

The Company’s Compensation Philosophy and Objectives
2023 Proxy

Statement

61
2020-22

PSU BVPS

Growth

Against

Peers

Grant
The

PSU

eligible

to be

earned

based

upon

the

relative

BVPS

growth

against

peers

are

benchmarked

against

a selected
peer group, as measured cumulatively

from January 1, 2020 through December

31, 2022 for the 2020 PSU and January
1, 2021

through

December

31,

2023

for

the

2021

PSU.

For

the

2022

PSU

awards,

the

Committee

determined

that

the
following

companies

shall

serve

as

the

peer

group

for

purposes

of

determining

the

BVPS

growth

achievement:
Alleghany

Corporation
Cincinnati Financial Corporation
The

Hartford

Financial

Services

Group,

Inc.
Arch

Capital

Group,

Ltd.
Markel

Corporation
W.R.

Berkley

Corporation
Axis Capital Holdings, Limited Renaissance

Re
Chubb

Limited
The

Hanover

Insurance

Group,

Inc.
Companies

that

are

no longer

listed

on a

public

exchange

(e.g.,

due

to
acquisition
or merger)

during

the
measurement
periods

are

omitted

from

the

cumulative

relative

BVPS

growth

benchmarking

from

inception

of

the

measurement

periods.
Earn-outs between target

levels for PSU

subject to the

BVPS growth metric

are also determined

by straight-line
interpolation

and will

be certified

by the

Committee

for eligibility

at the

end of

the 2020

and 2021

PSU three-year
performance

periods

(on

or before

March

15,

2022

and

March

15,

2023,

respectively

to the

2020

and

2021

PSU).
For

the

2020

PSU,

the

BVPS

growth

metrics

determined

by

the

Committee

in February

2023

are

as

follows:
2020

PSU Growth

in BVPS
against Peers
Juan
Andrade
Mike
Karmilowicz
Mark
Kociancic
Sanjoy
Mukherjee
Jim
Williamson
Target
Award
Target
Award
Target
Award
Target
Award
Target
Award
6,770 780 N/A 1,150 N/A
Weight
Award
Multiplier
Earned PSU Earned PSU Earned PSU Earned PSU Earned PSU
2020-2022 Period 40.0% 118% 3,196 369 — 543 —
As a

result, the

total 2020

PSU earned,

taking into

account satisfactory

achievement of

the two

financial performance
metrics is as follows:
Juan
Andrade
Mike
Karmilowicz
Mark
Kociancic
Sanjoy
Mukherjee
Jim
Williamson
2020

PSU

Target

Award
6,770 780 1,150 —
Total

2020

Operating

ROE PSU

Earned
3,634 419 618 —
Total

2020

BVPS

PSU

Earned
3,196 369 543 —
Total

PSU

Earned
6,830 788 N/A 1,161 N/A
PSU shares

not earned

because

of failure

to achieve

the set

metrics

are forfeited.

All earned

shares

resulting

from
achievement

of the

metrics

are

delivered

to the

participant

upon

confirmation

by the

Committee

of the

final

earned
amounts at

the end

of the

PSU three-year

performance period.
2022

PSU

TSR

Against

Target

Grant
For

the 2022

PSU,

as noted

above,

the Compensation

Committee

decided

to change

the metric

Relative

Change

in
Tangible BVPS to

Total Shareholder

Return on a

go-forward basis. The

growth in

TSR award

metrics determined

by the
Committee

in February

2023 are

as follows:
2022

TSR

Award
Juan
Andrade
Mike
Karmilowicz
Mark
Kociancic
Sanjoy
Mukherjee
Jim
Williamson
Target
Award
Target
Award
Target
Award
Target
Award
Target
Award
7,050 1,340 1,755 1,360 1,410
Target Actual
Earn
Out %
Award
Multiplier
Earned
PSU
Earned
PSU
Earned
PSU
Earned
PSU
Earned
PSU
2022 Period 13% 5.4% 8.3% 0% 0 0 0 0 0

The Company’s Compensation Philosophy and Objectives

2023 Proxy

Statement
2022-24

PSU

TSR

Against

Peers

Grant
The

PSU

eligible

to be

earned

based

upon

the

relative

TSR

growth

against

peers

are

benchmarked

against

a selected
peer group,

as measured

cumulatively

from January

1, 2022

through December

31, 2024

for the 2022

PSU. For
the 2022

PSU awards,

the Committee

determined

that the

following

companies

shall serve

as the

peer group

for
purposes of

determining the

TSR growth

achievement:
Alleghany

Corporation
Cincinnati Financial Corporation
The

Hartford

Financial

Services

Group,

Inc.
Arch

Capital

Group,

Ltd.
Markel

Corporation
W.R.

Berkley

Corporation
Axis Capital Holdings, Limited Renaissance

Re
Chubb

Limited
The

Hanover

Insurance

Group,

Inc.
Companies that are no

longer listed on a public

exchange (e.g., due to acquisition

or merger) during the

measurement
periods

are omitted

from the

cumulative

relative

TSR growth

benchmarking

from inception

of the measurement
periods.
Earn-outs between target levels for PSU subject to the TSR growth metric are also determined by straight-line
interpolation and will be certified by the

Committee for eligibility at the end of the 2022,

2023 and 2024 PSU
three-year

performance

periods

(on or

before March

15, 2023

and March

15, 2024,

respectively,

with respect

to
the 2022 PSU).
For

the

2022

PSU,

the

TSR

growth

metrics

determined

by

the

Committee

are

as

follows:
2022

PSU

TSR
Against

Peers
Juan
Andrade
Mike
Karmilowicz
Mark
Kociancic
Sanjoy
Mukherjee
Jim
Williamson
Target
Award
Target
Award
Target
Award
Target
Award
Target
Award
7,050 1,340 1,755 1,360 1,410
Weight
Award
Multiplier
Earned
PSU
Earned PSU
Earned
PSU
Earned PSU
Earned
PSU
2022-2024 Period 25.0% TBD TBD TBD TBD TBD TBD
Named

Executive

Officer

Compensation
The

final

amounts

and

factors

considered

by the

Compensation

Committee

in making

its

decisions

with

regard

to the
2022 performance

year for each

Named Executive

Officer are

described more

fully below. Although

the Compensation
Committee

establishes

certain

Company

performance

metrics,

targets

and ceilings

on cash

bonuses

for each

Named
Executive

Officer,

the Compensation

Committee

feels that

an effective

compensation

program

must

be linked

to
the

Company’s

performance

and value

generated

for shareholders

over

the long-term.

In this

regard,

performance-
measuring

metrics

are

limited

to those

measurements

that

are

deemed

especially

important

to creating

shareholder
value,

while

retaining

the

flexibility

to also

make

awards

based

on

subjective

criteria.
The Compensation Committee’s philosophy is

to encourage management to

act in the

best interests of

the Company
and
our

shareholders

even

when

such

actions

may

temporarily

reduce

short-term

profitability,

for

example:
• investments in our business in the form of human capital and intellectual resources;
•
reserving

methodologies

and reserve

positions;
• diversification of risk within our insurance and reinsurance portfolios;
•
capital

management

strategies;
• long-term strategic growth initiatives; and
•
creativity

in the

development

of new

products.
Furthermore,

the Committee

recognizes

that

the (re)insurance

industry

is cyclical

and often

volatile

and susceptible
to uncontrollable

exogenous

factors

beyond

human

control.

Consequently,

although

the Compensation

Committee
places greater weight on financial performance factors and targets when evaluating an individual executive’s performance, it

also identifies

certain individual

goals tailored

to an

individual’s role

and responsibilities

when
assessing

the overall

performance

of Named

Executive

Officers.

The Company’s Compensation Philosophy and Objectives
2023 Proxy

Statement

63
Company

Financial

Performance

Assessment
The Compensation

Committee

assesses

the financial

performance

of the

Company

in the

context

of the

business
environment in

which it

operates, the

performance of

competitors with

reasonably comparable

operations and

against
management’s

operating

business

plan

for

the period

under

review.

The

Compensation

Committee

also

considers
management’s

decisions and

strategies

deployed in

positioning

the Company

for future

growth and

profitability.

Our
compensation

program

is designed

to reward

executive

officers

for developing

and achieving

a business

strategy
that

emphasizes

creation

of longer-term

shareholder

value.
The Compensation

Committee

attaches

significant

importance

to our executives’

ability

to generate

shareholder
value

over time

by achieving

an attractive

increase

in dividend-adjusted

book value

per common

share

and in

the
achievement

of returns

that

provide

an attractive

compound

growth

rate

in shareholder

return.

Through

fiscal

year
2022,

the Company

has generated

compound

annual

growth

rate of

10% per

year since

going

public

in 1995

and
achieved

total

return

over the

S&P 500

of 1,380

points.
This attractive

long-term performance

has been

achieved during

a period

of significant

natural catastrophe

activity, a
protracted

period

of very

low interest

rates

as well

as

repeated

periods

of soft

market

conditions.
Financial

Performance

Measures

Linking

CEO and

NEO Compensation

to Company

Performance
in 2022
When analyzing

the performance

and considering

the overall

compensation

of our Named

Executive

Officers,

the
Compensation

Committee

reviews

the Company’s

operational,

strategic

and financial

performance

over

the short-
and long-term periods.

As noted above,

in linking executive pay

to Company performance, the

Compensation
Committee

selected

the

key

Company

financial

performance

metrics

of

Operating

ROE

and

Total

Shareholder

Return
in the

incentive cash

bonus and

performance share

awards pursuant

to the

Executive Incentive

Plan and

Performance
Share

Units,

respectively.

In addition

to these

key financial

performance

indicators,

the Compensation

Committee
also identified

additional

financial

metrics

as most

important

in linking

executive

pay to

Company

performance.
These additional

financial indicators

are not

necessarily tied

to any

one specific

short-term financial

target, but

rather
serve

to incentivize

management

to focus

on long-term

value

creation.
For 2022,

the Compensation

Committee

identified

Attritional

Combined

Ratio,

Operating

Expense

Ratio,

Average
Rating

Agency

Financial

Strength

Rating

and Gross

Written

Premium

Growth

Rate as

the most

important

financial
measures linking

PEO and

NEO compensation

to Company

performance. The

importance of

these financial
performance indicators to our shareholders

is reflected in their incorporation as the

baseline targets for the Company’s
May

2021

Investor

Day

presentation

and

three-

year

strategic

plan.

Management’s

ability

to meet

these

Investor

Day
performance

targets

were

factored

into the

determination

of the

overall

short-term

incentive-based

compensation
awarded to the CEO and NEOs.
In 2022,

despite another consecutive

year of

significant global catastrophe

activity, Everest delivered

strong results in

line
with our

strategic plan

and continuing focus

on prudent

risk management,

disciplined underwriting and

profitable growth.
The Compensation

Committee took

subjective

note of

executive

management’s

role in

shaping 2022

results
against
challenging market

dynamics

The Company’s Compensation Philosophy and Objectives

2023 Proxy

Statement
Investor

Day

Financial

Targets
At Everest’s

inaugural

May 2021

Investor

Day,

Everest

set ambitious

financial

targets

for its

three-year

(2021–2023)
strategic

plan,

including

the metrics

below.

In determining

executive

compensation

for 2022,

the Compensation
Committee

took

note

of executive

management’s

significant

progress

toward

the

Investor

Day

targets.
Key Financial

Target
2022

Results

and

Progress

Toward

Financial

Targets
2023

Total

Shareholder

Return

(“TSR”)

greater

than
13%,

with

near-term

results

of approximately

11%
Everest achieved TSR of 5.4% for 2022 despite significant
global catastrophe activity and challenging macroeconomic
conditions of inflation and public equities market volatility.
10 to 15% gross written premium Compound
Annual Growth Rate (“CAGR”) from 2021 through
2023, with the Reinsurance Division contributing
8 to 12% CAGR for that time-period and the
Insurance Division contributing 18 to 22% CAGR
In 2022,

Everest

achieved

6.9%

overall

gross

written

premium
year

over

year

growth

from

2021.
The

Reinsurance

Division

achieved

2.7%

growth

in 2022,

while
the

Insurance

Division

achieved

16.4%

growth.
Low 90’s combined ratio by 2023
In 2022,

Everest

achieved

a combined

ratio

of 96%

and

an
attritional

combined

ratio

of 87.4%.
The

Reinsurance

Division

delivered

a 96.4%

combined

ratio

and
an attritional

combined

ratio

of 86.2%.

The

Insurance

Division
delivered

a 94.8%

combined

ratio

and

an attritional

combined
ratio

of 90.4%.
Individual

Performance

Assessment

Factors
In evaluating

individual

performance,

the Compensation

Committee

subjectively

considers

the following

qualitative
individual factors:
• executive officer’s individual performance in his/her area of responsibility;
• individual effort in achieving company goals;
• effectiveness in fostering and working within a team-oriented approach;
• creativity, demonstrated leadership traits and future potential;
•
level

of experience;

and
• total compensation relative to the executive’s internal peers.
No single

individual

performance

factor

is given

materially

more

weight

than another,

although

all are

considered
in the

context

of an

executive’s

overall

performance.

Rather,

these

factors

are

representative

of the

qualities

that

we
believe make

an effective executive.

The Company’s Compensation Philosophy and Objectives
2023 Proxy

Statement

65
Summary

of Direct

Compensation

Awarded

in 2022
The cash and equity compensation

components for each Named

Executive Officer relating to fiscal year

2022
performance are highlighted in the

table below. This table is

provided to better assist shareholders in

understanding

the
Compensation Committee’s specific decisions on individual

performance-based compensation relating to the
2022 fiscal year, exclusive

of any benefits or pension or

retirement

related deferred compensation

that is not
performance related.

This table

differs from

the SEC

disclosure

rules reflected

in the

“Summary

Compensation

Table”
primarily

by disclosing

equity

awards

granted

at the

Board’s

February

2023 meeting.
Name Title/Business

Unit
Annual
Base
Salary
Incentive
Cash
Bonus
Time- Vested
Equity
Award
Performance-
Based
Equity

Award
Total

Direct
Compensation
Juan C.

Andrade
President

and

CEO
$ 1,250,000 $ 2,900,000 $ 2,375,000 $ 2,375,000 $ 8,900,000
Mike

Karmilowicz
Executive Vice
President

and

CEO

of
Everest Insurance
®
$ 775,000 $ 1,070,750 $ 875,400 $ 399,600 $ 3,120,750
Mark

Kociancic
Executive Vice
President

and

Chief
Financial Officer
$ 875,000 $ 1,273,900 $ 1,180,500 $ 509,500 $ 3,838,900
Sanjoy

Mukherjee
Executive Vice
President

and

General
Counsel, Secretary
$ 650,000 $ 900,000 $ 585,000 $ 390,000 $ 2,525,000
Jim Williamson Executive Vice
President, Chief
Operating

Officer

and
Head of

Reinsurance
$ 800,000 $ 1,167,000 $ 940,400 $ 419,600 $ 3,327,600
Incentive

Cash

Bonus
All

NEOs

were

selected

by

the

Compensation

Committee

at its

February

2022

meeting

to participate

in the

Executive
Incentive

Plan for

fiscal

year 2022.

Under

the Executive

Incentive

Plan,

total

bonus

determination

for a participant
is arrived

at by application

of two independent

components:

(1) Company

financial

performance

criteria and

(2)
individual

performance

criteria.

These components

are further

weighted

60% financial

criteria

and 40%

individual
performance criteria.
For 2022,

the Compensation

Committee

adopted

the 2022

operating

plan

ROE as

the target

financial

performance
metric. Although several shareholders indicated a

preference for multiple financial metrics

to measure performance,

the
Compensation

Committee

believes

that

for

(re)insurance

companies

such

as

Everest

whose

ultimate

success

in
value
creation and sustainability derive from disciplined underwriting, prudent risk management and careful exposure analysis
in maximizing

capital efficiency,

Operating ROE

is the

key performance

indicator that

ties each

of these

value
components
together. Even as a single measurement metric, Operating ROE provides a holistic measurement of operating performance

because

Operating

ROE encompasses

the results

of key individual

performance

indicators

including
growth

strategy,

revenue,

loss

ratio,

expense

management

and

combined

ratio.

Further,

it removes

any

short-term
incentive

for management

to maximize

any

one

particular

metric

in a

given

year.
In setting

the Operating

ROE financial

performance criteria

for the

non-equity incentive

compensation, the
Compensation

Committee

determined

that the

targets

were

fair

yet demanding

in consideration

of:
• the 2022 operating plan,
•
the

average

operating

return

on

equity

achieved

over

several

market

cycles,
•
the

average

operating

return

on equity

among

the

Company

peer

group,

and
• the fact that the Company operates in an increasingly competitive and challenging market cycle.
In measuring the NEOs’ performance against the target operating plan ROE, the Compensation Committee calculates an
Adjusted Operating ROE. For purposes of this calculation, the Committee employs a formulaic adjustment to actual

GAAP Operating

ROE to

more accurately

reflect

a normalized

catastrophe

risk management

measure

over
time and

evaluate the

executive team’s

risk mitigation

strategies.

The formula

adjusts actual

Operating ROE

by
limiting

catastrophe

activity

to 40%

of anticipated

catastrophe

losses

in the

annual

operating

plan

and

60%

of actual

The Company’s Compensation Philosophy and Objectives

2023 Proxy

Statement
catastrophe

losses

for the

current

fiscal

year.

Our annual

operating

plan assumes

a “normalized”

level of

natural
catastrophe

losses

as derived

from

a 10,000-year

simulation

of potential

modeled

events,

updated

to quantify

the
growing

impact

of human

contribution

to climate

risk

and the

increased

exposure

factors

associated

with

expected
increased loss

severity

and frequency

from extreme

climate events.

Such a

“normalized” catastrophe

loss level
translates

to a

net

after-tax

Operating

ROE

that

can

range

widely

from

low single

digit

to mid-teens

return

for a

given
year based on competitive market

factors such as interest

rate changes, business mix, market

capacity and the impact
of
alternative

capital.

Utilizing

an adjusted

catastrophe

loss load

in any one year

will reflect,

over the long

term, the
performance

of the

portfolio

relative

to expected

and does

not overly

benefit

compensation

during benign

years
of catastrophe

activity

nor

unduly

penalize

during

extreme

years.

This

method

contemplates

the

fact

that

due

to the
nature of catastrophe events any one year has inherent volatility and that the catastrophe load used in setting targets is an average

annualized

amount

expected

over

the

long

term.

Consequently,

over

time

the

long-term

performance

of
the portfolio

relative

to expected

will

be reflected

in the

calculation

of incentive

compensation.
Mr.

Andrade’s

Annual

Cash

Incentive

Goals

and

Compensation
Mr.

Andrade

served

as the

Company’s

President

and

CEO

in 2022,

with

a base

salary

of $1.25

million.

For

the

2022
fiscal

year,

the Compensation

Committee

established

the following

separate

financial

and individual

performance-
based

criteria

for purposes

of establishing

the bonus

award

amount

for Mr.

Andrade

under

the Executive

Incentive
Plan.
Financial

Performance

Goal
Performance

Level
Financial

Performance

Measure
(ROE)
Potential

Maximum

Bonus
Maximum >=17.4% $3.5 million
Target 12.4%
220%

of Base

Salary
Threshold 5.4%
50% of

Base Salary
Below Threshold <5.4% Zero
As described

above under

the section

entitled

“Executive

Performance

Annual Incentive

Plan”,

the Compensation
Committee considers 60%

of Mr. Andrade’s potential

maximum bonus to

be independently determined based
on the

above tiered

Company Operating

ROE results.

After comparing

the Company’s

2022 fiscal

year results

to
the performance

measures

established

for Mr.

Andrade,

the Compensation

Committee

concluded

that based

on
the Adjusted

Operating

ROE of

11.9%,

Mr.

Andrade’s

maximum

potential

cash bonus

as compared

to target,

was
$1,558,929.
Performance

Measure
2022
Plan

Operating
ROE
(Target)
2022
Adjusted
Operating

ROE
Percentage of
Base Salary
Maximum

Bonus
Resulting
Maximum

Bonus
Potential
Operating

ROE
12.4% 11.9% 60% $1,558,929
The Compensation

Committee

separately

considered

the 40%

portion

of the maximum

bonus

eligible

to be

earned
based upon

successful

achievement

of individual

goals.
Individual

Performance

Measure
Maximum

Bonus

Potential
40%

of 280%

Base Salary

Bonus

Maximum
$1,400,000
Mr.

Andrade’s

total

resulting

maximum

potential

cash bonus

in consideration

of both

the financial

and individual
performance measures

was as

follows.
Performance

Measure
2022

Plan Operating

ROE
(Target)
2022

Adjusted
Operating

ROE
Resulting

Maximum
Bonus Potential
Operating

ROE
12.4% 11.9% $1,558,929
Individual

Performance
$1,400,000
Total Potential Cash Bonus $2,958,929

The Company’s Compensation Philosophy and Objectives
2023 Proxy

Statement

67
In determining

the final

bonus

and

equity

award,

the Compensation

Committee

took

note

of the

Company’s

strong
risk management and portfolio optimization strategy

under Mr. Andrade’s guidance in

conjunction with his execution

of
responsibilities as CEO. The Committee gave particular consideration to Mr. Andrade’s initiatives to enhance operational

efficiency

and technology

transformation

throughout

the Company.
In awarding

Mr.

Andrade

a cash

bonus

of $2,900,000,

restricted

share

awards

valued

at $2,375,000

and

PSU

award
target

valued at

$2,375,000,

the Compensation

Committee

recognized

Mr. Andrade’s

exceptional

leadership

in
overseeing execution of the Company’s

long-term core strategic strategy,

managing the Company’s potential
maximum loss

exposure and

protecting our

capital base

by employing

intelligent capital

protection measures

against
unplanned

and outsized

natural

perils, while

deploying

a strategic

vision emphasizing

diversification

of our

business
portfolio.

The

Committee

further

noted

Mr. Andrade’s

leadership

in maintaining

an industry

leading

expense

ratio
while

continuing

to invest

and help

expand

the

Company’s

global

insurance

operations,

including

establishing

new
markets in 2022 such as Singapore and Chile. Such strategies contributed to the Company’s positive financial results in
a year

dominated

by significant

industry

catastrophe

activity.
Other

Named

Executive

Officers’

Annual

Cash

Incentive

Goals

and Compensation
For the

2022

fiscal

year,

the Compensation

Committee

established

the following

separate

financial

and individual
performance-based

criteria

under

the

Executive

Incentive

Plan

for purposes

of establishing

the

incentive

cash

bonus
award

amount

for Messrs.

Karmilowicz,

Kociancic,

Mukherjee

and Williamson.
Performance
Level
Financial
Performance
Measure
(Plan
Operating
ROE)
Potential

Maximum

Bonus

for

each

NEO
Mike
Karmilowicz
Mark
Kociancic
Sanjoy
Mukherjee
Jim
Williamson
Maximum >=17.4%
200%
Base
Salary
200%
Base
Salary
200%
Base
Salary
200%
Base
Salary
$1,550,000 $1,750,000 $1,300,000 $1,600,000
Target 12.4%
130%
Base
Salary
130%
Base
Salary
130%
Base
Salary
130%
Base
Salary
$1,007,500 $1,137,500 $ 845,000 $1,040,000
Threshold 5.4%
25%
Base
Salary
25%
Base
Salary
25%
Base
Salary
25%
Base
Salary
$

193,750
$ 218,750
$

162,500
$ 200,000
Below
Threshold
<5.4% Zero
$

0
Zero
$

0
Zero
$

0
Zero
$

0
The Compensation Committee

considers 60% of each

NEO’s potential maximum

bonus to be

independently
determined based on the above tiered Company ROE results. After comparing the Company’s 2022 fiscal year results to the performance measures established, the Compensation Committee concluded that based on the

Adjusted
Operating

ROE of

11.9%,

each

NEO’s

maximum

potential

cash

bonus

in consideration

of the

financial

performance
goal was as

shown in the

table below:
Mike

Karmilowicz
Mark
Kociancic
Sanjoy
Mukherjee
Jim
Williamson
Financial
Performance
Measure

(ROE)
2022
Plan

Operating
ROE
(Target)
2022
Adjusted
Operating
ROE
Resulting
Maximum

Bonus
Potential
Resulting
Maximum
Bonus
Potential
Resulting
Maximum
Bonus
Potential
Resulting
Maximum
Bonus
Potential
60.0% 12.4% 11.9% $569,625 $643,125 $477,750 $588,000

The Company’s Compensation Philosophy and Objectives

2023 Proxy

Statement
The

Compensation

Committee

separately

considered

the

40%

portion

of the

maximum

bonus:
Individual

Performance

Measure
Mike
Karmilowicz
Mark
Kociancic
Sanjoy
Mukherjee
Jim
Williamson
40%

of 200%

Base Salary

Bonus

Maximum
$620,000 $700,000 $520,000 $640,000
The NEOs total resulting maximum cash bonus was as follows:
Mike
Karmilowicz
Mark
Kociancic
Sanjoy
Mukherjee
Jim
Williamson
Performance
Measure
2022
Plan

Operating
ROE
(Target)
2022
Adjusted
Operating
ROE
Resulting
Maximum
Bonus
Potential
Resulting
Maximum
Bonus
Potential
Resulting
Maximum
Bonus
Potential
Resulting
Maximum
Bonus
Potential
Operating

ROE
12.4% 11.9% $ 569,625 $ 643,125 $477,750 $ 588,000
Individual $ 620,000 $ 700,000 $520,000 $ 640,000
Total Maximum
Bonus
$1,189,625 $1,343,125 $997,750 $1,228,000
Mr. Karmilowicz’s Compensation
A key member

of the Everest

Insurance executive team since

joining the Company in

2015, Mr. Karmilowicz served

as
the
Company’s

Executive

Vice

President

and President

and CEO

of the

Insurance

Division

in 2022,

with

a base

salary
of
$775,000. In awarding

Mr. Karmilowicz

a cash

bonus of

$1,070,750, restricted

share awards

valued at

$875,400 and
2022

PSU award

target

valued

at $399.000,

the

Compensation

Committee

recognized

Mr.

Karmilowicz’s

leadership
in managing

several

U.S.

and global

lines

of business

and overall

responsibility

for the

successful

management

of
Everest’s

global

Insurance

Division

results

in 2022.
Mr. Kociancic’s Compensation
A key member

of the Company’s

executive team,

Mr. Kociancic

served as

the Company’s

Executive Vice

President and
Group

Chief

Financial

Officer

with

a base

salary

of $875,000.

In awarding

Mr.

Kociancic

a cash

bonus

of $1,273,900,
restricted

share

awards

valued

at $1,180,500

and 2022

PSU award

target

valued

at $509,500,

the Compensation
Committee

recognized

Mr. Kociancic’s

leadership

in managing

the financial

functions

of the

Company

including
financial

reporting,

investments,

accounting,

budgeting

and tax

planning

and expense

management.
Mr.

Mukherjee’s

Compensation
A key

member

of the

Company’s

executive

team since

joining

the Company

in 2000,

Mr. Mukherjee

served

as the
Company’s

Executive

Vice President,

General

Counsel,

Chief Compliance

Officer

and Corporate

Secretary

in 2022,
with a base salary

of
$650,000. In awarding Mr.

Mukherjee a cash bonus of
$900,000, restricted share awards valued at
$585,000 and

2022 PSU

award target

valued at

$390,000,

the Compensation

Committee recognized

Mr. Mukherjee’s
leadership in overseeing the Company’s

global legal operations and compliance responsibilities including overseeing the
Company’s

ESG

initiatives,

managing

all

external

litigations

against

the Company

as well

as providing

guidance

and
obtaining

regulatory

approvals

on structuring

the

Company’s

global

expansion

strategy.
Mr.

Williamson’s

Compensation
A key

member

of the

Company’s

executive

team,

Mr. Williamson

served

as the

Company’s

Group

Chief

Operating
Officer and Head

of Reinsurance with

a base salary

of $800,000. In awarding Mr.

Williamson a cash bonus

of $1,167,000,
restricted

share awards

valued at

$940,400 and

2022 PSU award

target valued

at $419,600,

the Compensation
Committee

recognized

Mr. Williamson’s

leadership

in serving

as Group

Chief Operating

Officer

and simultaneously
as Head of the Everest Reinsurance Division, while profitably growing a balanced and diversified reinsurance portfolio.
Other

Forms

of Compensation
Apart

from the

salary,

bonus and

long-term

compensation

components

discussed

above,

all employees

including
executive

officers

receive

other

forms

of compensation

from

the Company.

That

compensation

includes

Company-
paid term life insurance, partially subsidized

medical and dental plan, Company-paid

disability insurance and
participation in a Company-sponsored 401(k) employee savings plan. Certain executives also participate in a
Supplemental Savings Plan.

The Company’s Compensation Philosophy and Objectives
2023 Proxy

Statement

69
Clawback

Policy
The

Company

has a

clawback

policy

covering

current

and former

employees,

including

Named

Executive

Officers.
The policy provides for forfeiture and repayment of any incentive-based compensation (including vested and unvested

equity

awards)

granted

or paid

to an

individual

during

the period

in which

he or

she engaged

in material
willful

misconduct,

including

but not

limited

to fraudulent

misconduct.

The policy

also

requires

the repayment

and
termination

of payments

and

benefits

provided

to

such

individual

pursuant

to any

severance

or

similar

agreement.
The Company

is in the

process

of reviewing

and updating

the Clawback

Policy

to satisfy

the requirements

of Rule
10D-1 adopted by

the SEC on

October 26, 2022

consistent with

Section 10D added

to the Exchange

Act as part

of the
Dodd-Frank

Wall

Street

Reform

and

Consumer

Protection

Act

of

2010.

New

Rule

10D-1

directs

the

national

securities
exchanges to establish

listing standards that

prohibit the listing

of any security of

a company that

does not adopt

and
implement

a written

policy

requiring

the

recovery,

or “clawback,”

of certain

incentive-based

executive

compensation.
The Company

will adopt

such new

compliant

clawback

policy

no later

sixty

days

following

the date

that the

NYSE
publishes

final

listing

standards

as

required

by

Rule

10D-1,

which

is

expected

to be

later

this

year.
Perquisites

and

Other

Benefits
When deemed

appropriate,

the Company

provides

Named Executive

Officers

with perquisites

and other

personal
benefits

that

are

reasonable

and

consistent

with

the

overall

compensation

plan

and

the

philosophy

of attracting

and
retaining

key employees.

The Compensation

Committee

periodically

reviews

these

awards

of perquisites

and other
benefits.
Tax

and

Accounting

Implications
Section

162(m)

of the

Code

limits

the deductibility

of annual

compensation

in excess

of $1 million

paid

to “covered
employees”

of the

Company

with

some

limited

exceptions

for compensation

paid

pursuant

to certain

arrangements
in place

on November

2, 2017.

For 2018

and after,

our covered

employees

will

generally

include

anyone

who (i)

is
the

CEO

or chief

financial

officer

at any

time

during

the

year,

(ii)

was

one

of the

other

Named

Executive

Officers

who
was an

executive

officer

as of

the last

day of

the fiscal

year and

(iii)

was a

covered

employee

for any

previous

year
after 2016.
As with

prior years,

although

the Compensation

Committee

will consider

deductibility

under

Section

162(m)

with
respect

to the

compensation

arrangements

for executive

officers,

deductibility

will not

be the

sole factor

used in
determining

appropriate

levels

or methods

of compensation.

The

Compensation

Committee

considers

many

factors
when

designing

its compensation

arrangements

in addition

to the

deductibility

of the compensation

and maintains
the flexibility

to grant

awards

or pay

compensation

amounts

that

are

non-deductible

if they

believe

it is

in the

best
interest of

our Company

and our

shareholders.
It is

the Compensation

Committee’s objective

to have

its U.S.

tax-paying executives

not be

subject to

penalties under
Code Section

409A

(“§409A”).

Accordingly,

all applicable

compensation

and benefit

programs

have been

amended
and are

administered in

accordance with

§409A.
The foregoing

provides

a general

overview

of the

Company’s

philosophy

on executive

compensation.

The tables
contained in

the subsequent

sections attribute

specific dollar

values to the

various aspects

of executive

compensation
previously

discussed.

Compensation of Executive Officers

2023 Proxy

Statement
COMPENSATION OF

EXECUTIVE OFFICERS
The following

table sets

forth compensation

paid or

accrued to

the Company’s

Named Executive

Officers who

served
during fiscal

year 2022

(collectively, the

“Named Executive

Officers or

NEOs”). The

principal position

listed under

the
name

of each

officer

is as

of December

31,

2022.

Further,

as noted

above,

Sanjoy

Mukherjee

will

be departing

the
Company effective

April 21,

2023.
2022 SUMMARY COMPENSATION TABLE
Stock Awards
Change

in
Pension
Value and
Nonqualified
Deferred
Compensation
Earnings
(3)
Name

and
Principal
Position Year Salary Bonus
Restricted
Stock
Awards
(1)
Performance
Share Unit
Awards
(2)
Non-Equity
Incentive

Plan
Compensation
All

Other
Compensation Total
Juan C. Andrade
CEO

and

President
2022 $ 1,250,000 $
—
2,125,822 2,125,822 $ 2,900,000 $
—
$ 704,555 $ 9,106,199
2021 1,250,000
—
2,000,902 $ 2,000,902 3,000,000
—
614,322 8,866,126
2020 1,298,077
—
1,876,272 1,876,272 2,500,000
—
512,591 8,063,212
Mike Karmilowicz
Executive Vice

President

and CEO

of Everest

Insurance®
2022 $ 749,154 $
—
$ 809,621 $ 404,057 $ 1,070,750 $
—
$ 234,808 $ 3,268,390
2021 660,000 667,371 328,235 1,060,800 163,874 2,880,280
Mark Kociancic
Executive Vice

President and

Chief

Financial

Officer
2022 $ 875,000 $
—
1,059,896 $ 529,194 $ 1,273,900 $
—
$ 376,631 $ 4,114,621
2021 875,000
—
993,184 495,381 1,401,400
—
285,175 4,050,140
2020 201,923
—
$ 5,000,048
—
500,000
—
89,743 5,791,714
Sanjoy

Mukherjee
Executive Vice

President, General

Counsel and

Secretary
2022 $ 650,000 $ — $ 615,131 $ 410,088 $ 900,000 $ (600,167) $ 213,188 $ 2,188,240
2021 641,231 — 585,010 390,006 975,000 81,008 146,004 2,818,259
2020 632,307 — 478,075 318,717 700,000 724,858 138,885 2,992,842
Jim Williamson
Executive Vice

President, Chief

Operating

Officer and

Head of

Reinsurance
2022 $ 801,923 $
—
$ 851,836 $ 425,164 $ 1,167,000 $
—
$ 284,018 $ 3,529,941
2021 702,167 703,707 347,614 1,210,000
—
216,735 3,180,223
(1) The amounts are

the aggregate

grant date

fair value for

restricted awards

granted during

2022 computed

in accordance

with FASB

ASC Topic

718.
Restricted

shares

vest

at the

rate

of 20%

per year

over

five

years.
(2)
The amounts

are the

aggregate

grant

date

fair value

for performance

share

unit awards

granted

during

2022 computed

in accordance

with FASB
ASC

Topic

718,

at the target

achievement

percentage

(100%).

The performance

achievement

factor

can range

between

0% and 175%

of the target
grant. If the participants achieved the maximum

performance achievement factor, the

value of the performance share

unit grants would be as follows:
Mr. Andrade $3,720,188; Mr. Karmilowicz $707,100; Mr. Kociancic $926,089;

Mr. Mukherjee $717,653 and Mr. Williamson $744,038.
(3) Represents the

aggregate change

in the

present value

of the officers’

accumulated benefit

under the qualified

and supplemental

pension plans

from
December 31, 2021

to December 31,

2022. Earnings

on the Supplemental

Savings Plan are

not included as

they are invested

in the same

investment
offerings

as the

qualified

savings

plan

and are

not preferential.

Compensation of Executive Officers
2023 Proxy

Statement

71
For

the

Named

Executive

Officers,

the

2022

amount

in

the

All

Other

Compensation

column

include:
Andrade Karmilowicz Kociancic Mukherjee Williamson
Life

insurance
premiums
$ 1,345 $ 1,345 $ 1,335 $ 1,345 $ 1,345
Employer

Matching
Contributions
(Qualified

and
Non-qualified)
37,501 22,475 26,251 19,501 23,308
Dividends

on

Restricted
Shares
252,197 44,681 146,438 50,528 60,059
Employer

Discretionary
Contribution
(4)
340,000 126,697 159,349 105,600 119,216
Umbrella

insurance
premiums
611 611 611 611 611
Car

Allowance
12,000 — 12,000 — 12,000
Stipend
(5)
— — — — 35,500
Executive

Physical
11,000 11,000 0 11,000 11,000
Executive

LTD
49,901 27,999 30,647 24,603 20,979
Total: 704,555 234,808 376,631 213,188 284,018
(4) Messrs. Andrade, Kociancic, Williamson and Karmilowicz

are not participating in the Retirement Plan or Supplemental Retirement
Plan and

instead receive

an additional

qualified plan

contribution

pursuant to

the revision

of the

Company’s

Savings Plan

that

is
applicable

to those

employees

hired

after

April

1,

2010.
(5) The

amount reported

for Mr.

Williamson includes

portions of

the $100,000

cash stipend

paid for

taking on

additional responsibilities
as Head of Reinsurance

in May 2021. Mr. Williamson received

stipend payments totaling

$64,500 in 2021 and the

remainder of the
stipend

payments

($35,500)

in early

2022.
Grants

of Plan-Based

Awards
The

following

table

sets

forth

certain

information

concerning

equity

and cash

awards

granted

under

the

Company’s
Stock Incentive

Plan and

the Executive

Performance Annual

Incentive Plan

during 2022

to the

Named Executive
Officers.

2022 GRANTS OF PLAN-BASED

AWARDS
Estimated Future
Payouts Under
Non-Equity Incentive

Plan
Awards
(1)
Estimated Future
Payouts Under
Equity Incentive

Plan Awards
Restricted
Stock
Awards
Number
of Shares
(2)
Grant Date

Fair Value
of Stock

Awards
Name Grant Date Threshold Target Maximum Threshold Target
(4)
Maximum
(3)
Restricted
Stock
Awards
(3)
PSU
Awards
(6)
Juan C.
Andrade
2/23/2022 — 2,750,000 3,500,000 — 7,050 12,338 7,050 2,125,822 2,125,822
Mike
Karmilowicz
2/23/2022 — 1,007,500 1,550,000 — 1,340 2,345 2,685 809,621 404,057
Mark
Kociancic
2/23/2022 — 1,137,500 1,750,000 — 1,755 3,071 3,515 1,059,896 529,194
Sanjoy
Mukherjee
2/23/2022 — 845,000 1,300,000 — 1,360 2,380 2,040 615,131 410,088
Jim
Williamson
2/23/2022 — 1,040,000 1,600,000 — 1,410 2,468 2,825 851,836 425,164
(1) Potential awards

to be made pursuant to the Executive

Performance Annual Incentive

Plan. The actual award

is shown in the “Non-
Equity

Incentive

Compensation

Plan”

column

of the

Summary

Compensation

Plan

table.
(2) This column shows the number of restricted shares granted in 2022 to the Named Executive Officers pursuant to the 2020

Stock
Incentive Plan for grants made

on February 23, 2022. Restricted shares

vest at the rate of 20% per year over

five years. During the
restricted

period,

quarterly

dividends

are paid

to the

Named

Executive

Officer.

Compensation of Executive Officers

2023 Proxy

Statement
(3) The grant date fair value of each equity award calculated in accordance with FASB ASC Topic 718.
(4) This column

shows the number of performance share units outstanding

on December 31, 2022 for each Named Executive

Officers
pursuant to the

2020 Stock Incentive Plan,

assuming achievement at the target

level (100%). Performance share units vest

100%
after
three years.
(5) This column

shows the number of performance share units outstanding

on December 31, 2022 for each Named Executive

Officers
pursuant

to the

2020

Stock

Incentive

Plan,

assuming

achievement

at the

maximum

level

(175%).

Performance

share

units

vest
100% after

three years.
(6) The grant date fair value of each equity award calculated in accordance with FASB ASC Topic 718.
OUTSTANDING EQUITY AWARDS AT

FISCAL YEAR-END 2022
Stock Awards
(1)
Restricted Stock Awards PSU

Awards
Name
Number

of Shares
or
Units of Stock That
Have Not Vested
(1)
Market

Value

of
Shares or Units

of
Stock That

Have
Not Vested
(2)
Equity Incentive
Plan Awards:
Number

of

Unearned
Shares, Units or
Other Rights
That Have
Not

Vested
(1)
Equity Incentive
Plan Awards:
Market or
Payout Value of
Unearned Shares,
Units or
Other

Rights
That Have
Not

Vested
(2)
Juan C.

Andrade
33,072 $10,955,761 16,482 $5,459,827
Mike

Karmilowicz
6,874
$

2,277,150
2,945 $ 975,673
Mark

Kociancic
19,395
$

6,424,982
4,095 $1,356,551
Sanjoy

Mukherjee
7,325
$

2,426,553
3,194 $1,057,994
Jim Williamson 8,425
$

2,790,950
3,108 $1,029,587
(1) Restricted

shares vest at the

rate of 20% annually

over a five-year period.

Grant dates for

the restricted shares

are as shown in

the
table that follows:
(2) Determined by multiplying the NYSE December 31, 2022 closing price of $331.27 by the

number of outstanding restricted share
awards

or

by

the

number

of both

unvalued

and

unvested

performance

share

unit

awards.

Compensation of Executive Officers
2023 Proxy

Statement

73
Grant

Date
2/21/2018 2/27/2019 9/18/2019 11/19/2019 2/26/2020 11/18/2020 2/23/2021 2/23/2022
Juan C.

Andrade
Restricted

Share
Awards
— — 15,352 — 4,062 — 6,608 7,050
PSU Awards — — — — 6,770 — 8,260 7,050
Mike

Karmilowicz
Restricted

Share
Awards
331 718 — — 936 — 2,204 2,685
PSU Awards — — — — 780 — 1,355 1,340
Mark

Kociancic
Restricted

Share
Awards
— — — — — 12,600 3,280 3,515
PSU Awards — — — — — — 2,045 1,755
Sanjoy

Mukherjee
Restricted

Share
Awards
342 774 — 1,202 1,035 — 1,932 2,040
PSU Awards — — — — 1,150 — 1,610 1,360
Jim Williamson
Restricted

Share
Awards
— — — — — 3,276 2,324 2,825
PSU Awards — — — — — — 1,435 1,410
Share

Option

Exercises

and

Shares

Vested
The following

table

sets

forth

certain

information

concerning

the number

and value

of vested

shares

at the

end of
2022 held by the Named Executive Officers. The Named Executive Officers do not hold any outstanding stock options.
SHARES VESTED
Share Awards (PSU Grants)
Share Awards (Restricted

Stock)
Name
Number

of Shares
Acquired

on
Settlement
Value Realized
Settlement
(1)
Number

of Shares
Acquired

on
Vesting
Value

Realized
on Vesting
(2)
Juan C.

Andrade
— — 10,682 $3,068,732
Mike

Karmilowicz
— — 1,853 $ 555,748
Mark

Kociancic
— — 5,020 $1,599,911
Sanjoy

Mukherjee
1,269 $348,172 2,509 $ 766,009
Jim Williamson — — 1,673 $ 526,881
(1) Amount reflects the aggregate market share value on the day of settlement of the performance share unit award.
(2) Amount reflects the aggregate market share value on the day that the restricted shares vest.
Retirement

Plan
Mr. Mukherjee

participated in

the Everest

Reinsurance Company

Retirement Plan (the

“Retirement Plan”)

and in
the

Supplemental

Retirement

Plan

(the

“Supplemental

Plan”),

both

of which

are defined

benefit

pension

plans.

The
Retirement Plan

and Supplemental

Plan were both

closed to

new employees

as of April

1, 2010. Additionally,

effective
January

1, 2018,

accrued

benefits

under

the

Supplemental

Retirement

Plan

were

frozen

for

the

participating

NEOs

in
that plan

as of

December 31,

2017.
A participant’s

“final

average

earnings”

under

the

Retirement

Plan

will

be his

or her

average

annual

“earnings”

under
the plan

during the

72 consecutive

months of

continuous service

in which

the participant

received the

greatest
amount

of earnings

out

of

the

final

120

months

of continuous

service.

For

this

purpose,

“earnings”

generally

include
the participant’s base salary, cash bonus payments under the Executive Incentive Plan and, for participants who held

Compensation of Executive Officers

2023 Proxy

Statement
positions

equivalent

to or

senior

to that

of department

vice president

when that

position

existed,

cash payments
under the

Company’s

Annual Incentive

Plan.

“Earnings”

does not

include

any other

compensation

set forth

in the
Summary Compensation Table.
Final

average

earnings

will

be determined

under

the

Supplemental

Plan

in the

same

manner

as under

the

Retirement
Plan, except that a participant’s earnings are not subject to the limitations under the Internal Revenue Code.
“Continuous

service” under

the Retirement

Plan and Supplemental

Plan will

be the number

of years and

months
worked

for

Everest

Re and

certain

affiliates,

including

during

the

period

of affiliation

with

Prudential.
The

table

below

shows

the present

value

of accumulated

benefits

payable

to each

of the

Named

Executive

Officers
determined

using interest

rate and

mortality

rate assumptions

consistent

with those

in the Company’s

financial
statements

and

the

number

of

years

of service

credited

to each.

A participant

becomes

vested

in the

Supplemental
Plan

upon

reaching

five

years

of service,

retirement

at age

65 or

upon

a Change

of Control.

If a participant

leaves
the
Company

prior

to becoming

vested

in the

Supplemental

Plan,

he receives

no benefits.
2022 PENSION

BENEFITS TABLE
Name Plan Name
Number

of
Years

Credited
Service
Present

value
of Accumulated
Benefit
Payments
During
Last

Fiscal
Year
Juan C.

Andrade
Retirement

Plan
N/A — —
Supplemental

Plan
— —
Mike

Karmilowicz
Retirement

Plan
N/A — —
Supplemental

Plan
— —
Mark

Kociancic
Retirement

Plan
N/A — —
Supplemental

Plan
— —
Sanjoy

Mukherjee
Retirement

Plan
22.5 1,065,291 —
Supplemental

Plan
2,955,364 —
Jim Williamson Retirement

Plan
N/A — —
Supplemental

Plan
— —
(1)
The

table

employs

the

discount

rate

of 5.25%

on December

31,

2022

and

2.86%

on December

31,

2021

for

the

Retirement

Plan
and

pre-retirement

Supplemental

Plan.

Post

retirement,

the

Supplemental

Plan

discount

rate

is 5%

for

both

years.
The Mortality Table used for 12/31/2022

is the Pri-2012 White Collar Table with Scale MP-2021 for the

Retirement Plan projected to
executive’s assumed retirement age. Updated Table 417(e) Mortality is used for the Supplemental Plan post-retirement projected to
executive’s

assumed

retirement

age.
For 12/31/2021, the Mortality Table used is the Pri-2012 White Collar Table with Scale MP-2021 for the Retirement Plan projected to
executive’s assumed retirement age. Updated Table 417(e) Mortality is used for the Supplemental Plan post-retirement projected to
executive’s

assumed

retirement

age.
The payment

form assumes

50% Joint

and Survivor

for the

Retirement

Plan

(wives

assumed

to be 4

years

younger

than their
husbands)

unless final

benefit election

has already

been made

and single

life annuity

for the Supplemental

Plan at earliest
unreduced retirement age.
The Assumptions

for the

2022 calculations

related to

Retirement Plan

and the pre

-retirement Supplemental

Plans are

the same

as
those

used

in the

FAS

ASC 715

disclosure

report

for year

ending

December

31,

2022.
The information above has

been developed assuming

that the participants will

retire at the earliest age at which

they would receive
an unreduced

benefit.

Mr. Mukherjee

is eligible

to receive

an unreduced

benefit

under the

Retirement

Plan at

age 63

and 10
months

and at

age 60

under

the Supplemental

Retirement

Plan.
Employees

hired

after

April

2010

do not

accrue

benefits

in the

Defined

Benefit

Plan.

As of

December

31, 2017,

accruals

in the
Supplemental

Retirement

Plan

were

frozen.

Participants

receive

a non-elective

contribution

in the

Supplemental

Savings

Plan.

Compensation of Executive Officers
2023 Proxy

Statement

75
2022 NON-QUALIFIED

DEFERRED COMPENSATION

TABLE
The 2022

Non-qualified

Deferred

Compensation

Table

shows

information

about

the Supplemental

Savings

Plan
(1)
and Deferred

Bonus and

Salary Contribution

Plan
Name
Executive
Contributions

in
Last Fiscal Year
(2)
Registrant
Contributions

in
Last Fiscal Year
(2)
Aggregate
Earnings in
Last Fiscal Year
Aggregate
Withdrawal/
Distributions
Aggregate
Balance at

Last
Fiscal Year-End
(3)
Juan C. Andrade
Everest

Re Supplemental
Savings Plan
28,350 343,950 14,054 — 967,477
Non-qualified

deferred
bonus and salary
contribution plan
Mike

Karmilowicz
Everest

Re Supplemental
Savings Plan
13,325 118,672 (29,704) — 299,365
Non-qualified

deferred
bonus and salary
contribution plan
Mark

Kociancic
Everest

Re Supplemental
Savings Plan
17,100 155,098 (30,009) — 266,661
Non-qualified

deferred
bonus and salary
contribution plan
227,640 27,661 255,301
Sanjoy Mukherjee
Everest

Re Supplemental
Savings Plan
10,350 115,950 (165,345) — 673,960
Non-qualified

deferred
bonus and salary
contribution plan
113,750 (5,047) 108,704
Jim

Williamson
Everest

Re Supplemental
Savings Plan
14,158 115,073 (20,581) — 192,197
Non-qualified

deferred
bonus and salary
contribution plan
288,616 78,392 367,007
(1)
The

Supplemental

Savings

Plan

has the

same

investment

elections

as the

Company’s

401(k)

plan

and is

designed

to allow

each
participant to contribute a percentage of his base salary and receive a company match beyond the contribution limits prescribed by the Code

with regard to

401(k) plans. When

the annual IRS

401(a) (17) compensation maximum is

reached under the

qualified
savings
plan,

eligible

employees

may

contribute

to

the

Supplemental

Savings

Plan

which

allows

for

up

to

a

3%

employee
contribution

and a 3%

company

match

plus

an additional

discretionary

contribution

by the

Company.

Withdrawal

is permitted
only upon cessation

of employment.
(2) All of the amounts reported in this column are included in the 2022 Summary Compensation Table as applicable.
(3) The amounts reported in this column represent the aggregate balances from the Everest Re Supplemental Savings Plan.

Pay Versus Performance Disclosure

2023 Proxy

Statement
PAY VERSUS PERFORMANCE DISCLOSURE
As required

by Section

953(a)

of the

Dodd-Frank

Wall
Street
Reform

and

Consumer

Protection

Act

and

Item

402(v)
of Regulation S-K,

we are providing the

following information

regarding the relationship

between compensation
actually

paid

to our

Named

Executive

Officers

and the

Company’s

financial

performance.
Pay

Versus

Performance

Table
The table

below

reflects

information

on compensation

both

as reported

in the Summary

Compensation

Table (“SCT
Total Pay”) and

as “compensation

actually

paid”

(or “CAP”)

for the

applicable

fiscal

year for our

principal

executive
officer

(“PEO”)

and

for all

of our

other

named

executive

officers

(“Non-PEO

NEOs”)

(as

an average

for such

year for
the Non-PEO NEOs),

accompanied

by total shareholder

return (TSR) and

Net Income metrics,

as well as Adjusted
Operating

ROE (the Company-selected

measure).

Adjusted Operating

ROE was selected

as the most

relevant and
important

measure

in the

relationship

of

compensation

actually

paid to

NEOs

relative

to

2022 Company

performance.
Adjusted Operating ROE is a

relevant measure in our short-term and long-term

incentive plans for our Named
Executive Officers.

Average
Summary
Compensation
Table
Total for
Non-PEO
NEOs ($) 22
Average
Compensation
Actually
Paid to
Non-PEO
NEOs ($)
Value for Initial Fixed $100
Investmetn13 Based on:
Year
Summary
Compensation
Table
Total for
PEO($) 11
Compensation
Actually
Paid to
PEO ($) 12
Total
Shareholder
Return ($) 15
Peer Group
Total
Shareholder
Return($) 16
Net
Income ($)
Adjusted
Operating
ROE (%) 14
2022
9,106,199
12,022,513
3,275,300
4,098,149
128.89
151.65
597,000,000
11.9
2021
8,866,126
10,939,500
3,185,203
3,763,486
104.19
127.58
1,379,000,000
14.3
2020
8,063,212
5,604,559
3,209,042
2,323,534
86.94
106.96
514,000,000
8
The following

table details

the adjustment

to the SCT

Total Pay for our PEO to

determine

the CAP

as computed

in
accordance

with

Item

402(v).

Amounts

do not

reflect

actual

compensation

earned

by or paid

to our

NEOs

during

the
applicable

year. The

PEO did

not participate

in any

defined

benefit

pension

plan.

11
Juan C. Andrade
served as the Principal Executive Officer (“PEO”) of Everest for all applicable years in this table.
12
The non-PEO

Named Executive

Officers (“NEOs”)

for 2020 include

John Doucette,

Craig Howie,

Mark Kociancic,

Sanjoy Mukherjee

and Jonathan

Zaffino; for
2021 include: John Doucette, Mike

Karmilowicz, Mark Kociancic, Sanjoy Mukherjee and Jim Williamson; and for

2022 include: Mike

Karmilowicz,

Mark
Kociancic,

Sanjoy

Mukherjee

and Jim

Williamson.
13 Assumes $100 invested on 12/31/19 in Everest common stock, including reinvestment of dividends.
14
Adjusted Operating ROE

adjusts actual operating ROE by limiting catastrophe activity to 40% of anticipated catastrophe losses in the annual operating plan and 60% of
actual catastrophe losses for the

current fiscal year.

For 2021 and 2022, the ratio for determining

Adjusted Operating ROE was 50%

anticipated

catastrophe

losses

in
the

operating

plan

and

50%

actual

catastrophe

losses

for the

respective

fiscal

years.
15
For purposes of Everest’s

Pay Versus Performance

Disclosure section, cumulative Total

Shareholder Return is defined

as the change in the total dollar

value

of a given
security

or entire

portfolio

of securities,

over

some

period

of time,

assuming

$100

dollars

of initial

investment. Total

returns

reflect
changes in stock price as well as
all distributions or dividends paid to shareholders. The procedure for calculating an index begins with calculating total returns for each individual company in the index.
The total return of each company in the index is

calculated by multiplying the closing price of a share
by the ending shares held, based on a

$100 initial investment.
Any
dividends paid are reinvested by

dividing the dividend per

share by the stock

price

on ex-dividend

date,

then

adding

the

additional

new

shares

to the

beginning

shares.
Each

company’s

total

return

is then

weighted

for each

period
based on its market capitalization at the beginning of the period, relative to the market capitalization of
the entire group. The market capitalization is

determined

by multiplying

the

price

by the

shares

outstanding

for

each

period. The

sum

of the

weighted

returns

results
in a weighted

average

total
return for each

period. Total

Shareholder Return

in all other sections

of
this proxy refers

to Everest’s

Investor Day

definition, defined as
annual growth

in Book

Value Per

Share

(excluding

Unrealized

Gains

and Losses

on Fixed

Maturity

investments)

plus

Dividends

Per Share.
16
The S&P Insurance (Property and Casualty) Index is used as Everest’s peer group for purposes of the pay versus performance disclosure
.

Pay Versus Performance Disclosure
2023 Proxy

Statement

77
PEO

SCT

TOTAL PAY TO

CAP

RECONCILIATION
Fiscal Year

2020

2021

2022

SCT Total
$8,063,212
$8,866,126
$9,106,199
– Grant Date Fair Value

of Stock Awards Granted in Fiscal Year
$(3,752,544)
$(4,001,805)
$(4,251,644)
+ Fair Value at Fiscal Year

-End of Outstanding Unvested Stock Awards
Granted in Fiscal Year
$3,169,579
$4,525,158
$4,670,907
± Change in Fair Value of Outstanding Unvested

Stock Awards Granted in
Prior Fiscal Years17
$(1,312,596)
$1,402,574
$2,354,332
± Change

in Fair

Value

as of

Vesting

Date of

Stock Awards

Granted

in Prior
Fiscal Years

for Which

Applicable Vesting

Conditions Were

Satisfied During
Fiscal Year18
$(563,092)
$147,447
$142,718
Compensation Actually Paid
$5,604,559
$10,939,500
$12,022,513
The following table details the adjustment

to the SCT

Total Pay

as the average for our other NEOs to

determine
“compensation

actually paid”

as computed

in accordance

with Item

402(v) for

the other

NEOs. Amounts

do not

reflect
actual

compensation

earned

by or

paid to

our NEOs

during

the applicable

year.
NEO

AVERAGE

SCT

TOTAL PAY TO CAP

RECONCILIATION
Fiscal Year

2020

2021

2022

Average SCT Total
$3,209,042
$3,185,203
$3,275,300
– Grant Date Fair Value

of Stock Awards Granted in Fiscal Year
$(1,799,573)
$(1,164,932)
$(1,276,247)
+ Fair Value at Fiscal Year

-End of Outstanding Unvested Stock
Awards Granted in Fiscal Year
$1,455,572
$1,317,281
$1,402,100
± Change in Fair Value of Outstanding Unvested

Stock Awards
Granted in Prior Fiscal Years19
$(236,502)
$362,214
$563,880
± Change in Fair Value

as of Vesting Date

of Stock Awards Granted
in Prior Fiscal Years

for Which Applicable Vesting

Conditions Were
Satisfied During Fiscal Year20
$(95,518)
$49,873
$114,067
– Change in Actuarial Present Value of Accumulated Benefit
Under Defined Benefit Pension Plan
$(235,821)
$(16,202)

21
N/A
+ Service cost and prior service cost
$26,334
$30,048
$19,050
Average Compensation Actually Paid
$2,323,534
$3,763,486
$4,098,149

17 Difference between Fair Value from End of Prior Year to End of Current Year
18
Difference between Fair Value from End of Prior Year to Vesting Date
19 Difference between Fair Value from End of Prior Year to End of Current Year
20 Difference between Fair Value from End of Prior Year to Vesting Date
21 In 2021, the change in actuarial present value was negative $11,030 for Mr. Doucette and $81,008 for Mr. Mukherjee. Under the rule, the change in actuarial

present
value

is

deducted

only

if the

value

is positive.

Thus,

only

Mr. Mukherjee’s

value

was

incorporated

into

the

calculation.
22
The change

in actuarial

present

value

for Mr.

Mukherjee

was negative

$600,167

in 2022.

Under

the rule,

the change

in actuarial

present

value

is deducted

only

if
the

value

is positive.

Thus,

this

value

was not

incorporated

into the

calculation.

Pay Versus Performance Disclosure

2023 Proxy

Statement
Relationship

Between

Compensation

Actually

Paid

and Financial

Performance

Measures
The

following

graphs

further

demonstrate

the

relationship

between

the

compensation

actually

paid

and

performance
measures

that

are included

in the

preceding

pay versus

performance

tabular

disclosure.
Comparison

of 3

Year Cumulative

TSR
Everest

Re Group,

Ltd.

versus

S&P Property

& Casualty

Insurance
Compensation Actually Paid (“CAP”) versus Cumulative Total Shareholder Return

(“TSR”)

Pay Versus Performance Disclosure
2023 Proxy

Statement

79
Compensation Actually Paid (“CAP”) versus Net Income
Compensation

Actually

Paid

(“CAP”)

versus

Adjusted

Operating

ROE
Tabular

Disclosure of

the Most

Important Measures Linking

Compensation Actually Paid

in 2022 to

Company
Performance
Below is an

unranked list

of the Company’s

most important

financial

performance

measures used

to link the

PEO
and NEOs’

compensation actually

paid to

Company performance

for 2022.

For further

information regarding
these financial

performance

measures

and their function

in our executive

compensation

program, please

see the
Compensation

Discussion

and

Analysis

section

above.

Pay Versus Performance Disclosure

2023 Proxy

Statement
Adjusted Operating ROE
Combined Ratio
Operating Expense Ratio
Total Shareholder Return (as defined at Everest’s Investor Day
23
)
Gross Written Premium Annual Growth Rate
CEO

PAY

RATIO

DISCLOSURE
Fiscal

Year
2022 2022
Employee
Median
Employee
CEO
Annual

Base Salary
$ 136,000
$

1,250,000
Bonus Paid
March

2023
$

12,000
$

2,900,000
Res

Share

Value

Granted
Feb. 2022
$

0
$

2,125,000
Perf

Share

Target

Value

Granted
Feb. 2022
$

0
$

2,125,000
Pension

Value

and

Nonqualified

Deferred

Comp

Earnings
PY 2022
$

0
$

0
All

Other

Compensation
PY 2022
$

15,052
$

704,555
Total Comp $ 163,052
$

9,104,555
In 2022,

the

ratio

of the

total

annual

compensation

of our

CEO

to the

median

compensation

of our

employees

was
55.83 to one.
Methodology
•
Date

selected

to determine

employee

population

for

purposes

of

identifying

the median

employee–

December

1,
2022.
•
Median

employee

identified

using

Total

Compensation,

which

includes

base

salary,

bonus

and

stock

awards

(if

any),

as
well as

any other

compensation.
• Employees from all Everest locations included in calculation to identify median.
• Salaries, bonuses and stock for non-US employees converted to USD (12/1/2022 conversion rates).
• Salaries for part-time employees annualized to a full-time equivalent.
•
Annual

salary,

bonus

and

stock

target

amounts

were

included

for

mid-year

hired

employees

who

were

not

otherwise
eligible

to participate

in the

full 2022

annual

compensation

review

process.
•
“All

Other

Compensation”

includes

insurance

premiums,

allowances,

employer

matching

contributions

(qualified

and
non-qualified),

dividends

on restricted

shares

and employer

discretionary

contributions.

23
Total

Shareholder

Return

as defined

at Everest’s

Investor

Day is

defined

as annual

growth

in Book

Value

Per Share

(excluding

Unrealized

Gains

and

Losses
on Fixed

Maturity

investments)

plus Dividends

Per Share.

Employment, Change of Control and Other Agreements
2023 Proxy

Statement

81
EMPLOYMENT, CHANGE

OF CONTROL

AND OTHER
AGREEMENTS
Employment

agreements

have been entered

into with Messrs.

Andrade,

Kociancic,

Karmilowicz,

Williamson

and
Mukherjee. Employment

agreements

are entered

into when

it is

determined

that an

employment

agreement assists

in
obtaining assurance

as to

the executive’s

continued employment

in light

of the

prevailing market

competition for

the
particular

position,

or where

the Compensation

Committee

believes that

an employment

agreement

is appropriate

to
attract an executive

in light of

market conditions and

the prior experience of

the executive. Employment agreements
with
key

executive

officers

further

provide

the

Company

protection

against

the

potential

loss

of business

that

could
result
from the departure of a key executive by including non-disclosure, non-compete and non-solicitation covenants in such agreements.

The

terms

of

the

agreement

take

into

consideration

the

executive’s

prior

background,

experience,
compensation,

competitive

conditions

and negotiations

with the

executive.

On February

23, 2022,

the Compensation
Committee

selected

Messrs.

Andrade,

Karmilowicz,

Kociancic,

Mukherjee

and Williamson

to become

participants

in
the Executive Incentive Plan. Messrs. Andrade, Karmilowicz, Kociancic, Mukherjee and Williamson are all participants in the

Senior

Executive

Change

of Control

Plan (See

“Change

of Control

Arrangements”).
Juan C. Andrade
. Effective

August 1, 2019,

the Company, Everest

Global and Everest

Holdings entered into

an
employment

agreement

with Mr.

Andrade to

serve as President

and CEO

of those companies.

On December

17,
2021,

Everest

announced

the extension

of Mr.

Andrade’s

employment

agreement

through the

end of

2023 with
automatic annual extensions following

this term. The agreement provides for an annual

salary of $1.25 million, subject
to increases,

if any,

as determined

and

approved

by the

Compensation

Committee

and

eligibility

for an

equity

grant
with

a target

value

of 360%

of his

salary.

The employment

agreement’s

material

terms

for a

termination

on death,
disability or a termination without cause or resignation for good reason are outlined in the sections and tables below.
Mike Karmilowicz
. Mr. Karmilowicz entered

into an employment agreement

with Everest National

Insurance
Company, a member of the Company

effective August 3, 2020 continuing

in effect up through and including

August 3,
2023

to serve

as Executive

Vice

President

and CEO

of the

Company.

Mr.

Karmilowicz’s

base

salary

is $650,000

per
year,

subject

to increases,

if any,

as determined

and

approved

by the

Compensation

Committee

of the

Group’s

Board
of Directors.

During the

term, he

is eligible

to participate

in an annual

incentive bonus

program established

by Group
with a

target

annual

incentive

bonus

of 130%

of his

base

salary.
Mark Kociancic
. Effective October 12, 2020, Everest

Global entered into

an employment agreement

with Mr.
Kociancic
under which he currently serves as Executive Vice

President and Chief Financial Officer of the Company. The
agreement,

which

terminates

on October

12,

2023,

provides

for an

annual

salary

of $875,000,

subject

to increases,
if any,

as determined

and

approved

by the

Compensation

Committee

and

eligibility

for an

equity

grant

with

a target
value

of 170%

of his

salary.

The employment

agreement’s

material

terms

for a

termination

on death,

disability

or a
termination

without

cause

or resignation

for good

reason

are

outlined

in the

sections

and

tables

below.
Sanjoy

Mukherjee
. On

January

1, 2017,

Everest

Global

entered

into

an employment

agreement

with

Mr. Mukherjee
under which

he is

to serve

as the

General Counsel,

Chief Compliance

Officer and

Secretary. The

agreement was
automatically renewed

following the agreement’s

initial expiration

date of January

1, 2020 (and

shall continue

in force
unless terminated in accordance with

the terms of
the agreement or as

otherwise agreed by the

parties) and provided
for
an annual salary of $500,000, subject to increases,

if any, as determined and approved by the Compensation
Committee. The employment agreement provides for Mr. Mukherjee’s continued

eligibility to receive PSU not
previously forfeited

subject to

his signing

a general

release and

waiver in

the event

of his

retirement at

age 65,
death

or disability

prior

to the

last

day of

the restricted

period.

In the

event

of his

termination

without

cause

or for
good reason, the PSU will continue to settle pursuant to their terms. The employment agreement’s material terms for a termination

on death,

disability

or a

termination

without

cause

or resignation

for

good

reason

are

outlined

in the
sections and tables below.
On

March

14,

2023,

Everest

announced

that

Sanjoy

Mukherjee

will

be leaving

the

Company

effective

April

21,

2023.
Subject

to the

terms

of the

transition

agreement

entered

into

by Mr.

Mukherjee

and

the Company

dated

March

10,
2023

(the

“Transition

Agreement”),

he will

serve

as an

advisor

to the

Company

from

April

22, 2023

through

July

3,
2023

(the

“Separation

Date”)

and,

for such

services,

he will

receive

a one-time

payment

of $50,000. Subject

to the
terms

of Mr.

Mukherjee’s

employment

agreement

and

the

Transition

Agreement,

Mr.

Mukherjee

will

receive

accrued
payments, vesting of

equity awards, insurance

benefits and a

separation allowance

in accordance with

the terms of his
employment

agreement,

a one-time

payment

of two

years

of his

base

annual

salary

payable

in January

2025

and a
cash

payment

in lieu

of a

tranche

of six

hundred

and

one

(601)

restricted

shares

that

would

otherwise

have

vested
on
November

19,

2024

(based

on the

market

price

of the

Company’s

stock

at the

close

of the

New

York

Stock

Exchange
on the Separation Date).

Employment, Change of Control and Other Agreements

2023 Proxy

Statement
Jim Williamson
. Mr. Williamson

entered into

an employment

agreement with

Everest Global

to serve as

Executive Vice
President

and Chief

Operating

Officer

effective

October

1, 2020

and to

continue

in effect

up through

and including
October

1, 2023.

During

the

term,

Mr.

Williamson’s

base

salary

is $700,000

per

annum,

subject

to increases,

if any,
as determined

and approved

by the

Compensation

Committee

of Group’s

Board

of Directors

with a

target

annual
incentive bonus of

130% of base

salary. Effective May 10,

2021, Mr.

Williamson assumed the additional

responsibilities
as
the Head

of the

Everest Reinsurance

Division.
Change

of Control

Arrangements
. The

Company’s

change of

control

arrangements,

embodied

within the

Senior
Executive Change

of Control

Plan, are

principally intended

to provide

continuity of management

by motivating
executive

officers to

remain with

the Company,

despite the

uncertainty

that arises

in the context

of a change

in
control.

The

Senior

Executive

Change

of Control

Plan

is designed

to be

compliant

with

§409A.

A violation

of §409A
may

subject

an executive

to recognition

of income

with

respect

to nonqualified

deferred

compensation

at the

time
such compensation

becomes vested

plus a

20 percent

tax and

interest.

Accordingly,

in order

to comply

with the
requirements

of §409A,

the Senior

Executive

Change of

Control

Plan requires

the participant

to wait

six months
following

a termination

of employment

due to

a change

of control

in order

to receive

any

payments

under

the plan.
The Change of
Control Plan is administered

by the Compensation Committee, which

selects participants from among
the
senior executives

of the

Company and

its subsidiaries.

Among others,

the Compensation

Committee has

selected
Mr.
Andrade,

Mr.

Karmilowicz,

Mr.

Kociancic,

Mr.

Williamson

and

Mr.

Mukherjee

to participate

in the

plan.
The Senior

Executive

Change of

Control Plan

provides

that if,

within two

years after

the occurrence

of a material
change

(as defined

in the

plan)

a participant

terminates

his or

her employment

for good

reason

(as defined

in the
plan)

or the

Company

terminates

the participant’s

employment

for any

reason

other

than

for due

cause

(as defined
in the plan),

then (a)

all of the

participant’s outstanding

share options

granted under

the Company’s

stock plans

shall
immediately vest

and remain

exercisable for

three months

following termination

of employment;

(b) all restrictions

on
the

participant’s

restricted

shares

awarded

under

the

Company’s

share

plans

shall

immediately

terminate

and

lapse,
(this

does

not

include

PSU

which

are

not

subject

to the

Senior

Executive

Change

of Control

Plan);

(c) the

participant
shall receive a

cash payment six

months after termination

equal to the

participant’s average salary

and annual
incentive

bonus

for the

three

most

recent

taxable

years

(or such

shorter

period

as may

be applicable)

multiplied

by
a number

between

2.00 and

2.99 as

determined

by the

Compensation

Committee

(for Mr.

Andrade,

the number
is 2.5;

for Messrs.

Karmilowicz,

Kociancic,

Williamson

and Mukherjee

the number

is 2.00);

(d) the

participant

shall
continue

to be

covered

under

the

Company’s

medical

and dental

insurance

plans

for a

period

of two

years

from

the
date of

termination;

and (e)

the participant

shall

receive

“special

retirement

benefits”

in an amount

that will

equal
the retirement

benefits

he or

she would

have received

under

the Everest

Reinsurance

Retirement

Plan and/or

the
Everest Reinsurance

Employee Saving

Plan and any

supplemental,

substitute

or successor

plans adopted

by the
Company had

he or

she continued

in the

employ of

the Company

for a

two year

period following

termination. Special
Retirement

benefits

shall

be paid

six months

after

termination.
The Senior

Executive

Change

of Control

Plan

includes

a “Best

Net”

provision

regarding

the determination

and
treatment

of parachute

payments.

Under

the

“Best

Net”

provision,

in lieu

of an

automatic

reduction

in benefits
in the

event of

an excess

parachute

payment that

triggers

the excise

tax, benefits

are reduced

to avoid

an
excess parachute payment only if

doing so results in a higher

after-tax benefit to the participant. The participant
and the Company

shall agree on

a national accounting

firm to perform the

calculations necessary to determine
the
amount of the parachute payment,

as well as the maximum amount the participant

would be entitled to
receive without being subject to the excise tax. The PSU award is not subject to the Change in Control Plan and is governed

by the

Performance

Stock

Unit

Award

Agreement

and any

pertinent

employment

agreement.
Potential

Payments

Upon

Termination

or Change

in Control
The

tables

below

give

a reasonable

estimate

of the

incremental

amount

of compensation

that

might

be paid

to each
of the

Named Executive

Officers in

the event

of termination

of his

employment on

December 31,

2022. The

amounts
shown

assume

that

such

termination,

change

in control,

death

or disability

was effective

as of

December

31, 2022
and

includes

estimates

of amounts

to which

the Named

Executive

Officer

might

be entitled

incremental

to what

he
earned

during

such

time.

The

actual

amounts

to be

paid

out

can

only

be determined

at the

time

of such

executive’s
separation

from

the Company

and may

be changed

at the

discretion

of the

Compensation

Committee.
Payments

Made Upon

Termination.
Regardless

of the manner

in which

a Named

Executive

Officer’s

employment
terminates,

he is

entitled

to

receive

amounts

earned

during

his

term

of employment.

Such

amounts

include:

accrued
salary,

amounts

contributed

under

the Employee

Savings

Plan

and

the Supplemental

Savings

Plan

(see

Non-qualified
Deferred

Compensation

Table)

and amounts

accrued

and vested

through

the Company’s

Retirement

Plan and

the
Supplemental Retirement

Plan. (See Pension

Benefits Table.) The

retirement plans offer

a survivor annuity,

if elected by
the participant. For a termination for good reason or without cause, each of Messrs. Andrade, Karmilowicz, Kociancic,

Employment, Change of Control and Other Agreements
2023 Proxy

Statement

83
Williamson

and

Mukherjee

would

be eligible

to earn

all

remaining

installments

of PSU

subject

to his

signing

a waiver
of all

claims,

and

certain

non-compete

agreements

under

the

terms

of the

employment

agreements

would

apply.

All
other PSU would be forfeited.
As noted

above,

on March

14,

2023,

Everest

announced

that

Sanjoy

Mukherjee

will

be leaving

the Company

effective
April

21, 2023.

Subject

to the

terms

of the

Transition

Agreement,

he will

serve

as an

advisor

to the

Company

from
April 22, 2023 through July 3, 2023 (the “Separation Date”) and, for such services, he will receive a one-time payment of
$50,000. Subject to the terms of Mr. Mukherjee’s employment agreement and the Transition Agreement,

Mr.
Mukherjee

will

receive accrued

payments,

vesting

of equity

awards, insurance

benefits

and a

separation

allowance

in
accordance

with

the

terms

of

his

employment

agreement,

a one-time

payment

of two

years

of his

base

annual

salary
payable

in January

2025

and

a cash

payment

in lieu

of a

tranche

of six

hundred

and

one

(601)

restricted

shares

that
would

otherwise

have

vested

on November

19,

2024

(based

on the

market

price

of the

Company’s

stock

at the
close
of the

New York

Stock Exchange

on the

Separation Date).
Payments

Made

Upon

Retirement.
In the

event

of retirement,

in addition

to the

items

above,

all

who are

eligible

will
receive

the pension

benefits

shown

in the

Pension

Benefits

Table

with a

reduction

for early

retirement.

Generally,
subject to

satisfaction of

the express

terms of

the pertinent

equity award

agreement that

defines retirement

as
reaching

the

age of

65 or

older

and a

voluntary

termination

of employment,

outstanding

restricted

shares

vest

as a
result

of retirement

with

the consent

of the

Compensation

Committee.

PSU are

forfeited

if retirement

occurs

prior
to age 65.

In the event

of retirement at

age 65 or

older but prior

to the conclusion

of the restricted

period (3rd
anniversary of grant

date), the participant

remains eligible

to receive all

remaining installments

of PSU. The settlement
date of

PSU for

completed installment

periods would

be the

60-day anniversary

of the

retirement. The

remaining

PSU
would

be settled

between

the certification

that

performance

criteria

have

been

met and

March

15th

of the calendar
year following

the last

performance period.
Payments Made Upon Death

or Disability.
In the event of death or disability,

in addition to the benefits

listed under the
headings

above,

the Named

Executive

Officer

will

receive

benefits

under

the

Company’s

disability

plan

or payments
under the

Company’s

life insurance

program,

as available

to employees

generally.

Pursuant

to the

terms of

their
employment

agreements,

in the

event

of

the

death

or

disability

of

Mr.

Andrade,

Mr.

Williamson,

Mr.

Karmilowicz,

Mr.
Kociancic, or Mr. Mukherjee, any incentive

bonus earned but not yet

paid for the completed full

fiscal year immediately
preceding

the

employment

termination

date

would

be paid.

So,

assuming

a hypothetical

death

or disability

of those
Named Executive Officers on December 31, 2022,

each would be entitled to any incentive bonus earned but not yet paid relating

to fiscal

2022

performance.

Such

bonus

amounts

would

have

been

$2,900,000

for Mr.

Andrade,

$1,070,750
for

Mr.

Karmilowicz,

$1,273,900

for

Mr.

Kociancic,

$900,000

for

Mr.

Mukherjee

and

$1,167,000

for

Mr.

Williamson

as
reported

in the

Summary

Compensation

Table.
In the event of the

death or disability of

any of the Named Executive

Officers, unvested share

options become
exercisable and the restrictions

on restricted shares

lapse. The following table lists

the value of

equity awards for

each
Named Executive

Officer

at the

NYSE closing

price of

$331.27

at 2022

year-end

as if

all vested

on December

30,
2022.

For

PSU,

in the

event

of death

or disability

prior

to the

conclusion

of the

restricted

period

(3rd

anniversary

of
grant

date),

the

participant

remains

eligible

to receive

all

remaining

installments

of PSU.

The

settlement

date

of PSU
for completed

installment

periods

would

be the

60-day

anniversary

of the

death

or disability.

The remaining

shares
would

be settled

between

the

certification

of the

performance

and

the

March

15th

of the

calendar

year

following

the
last performance period.
The number of
shares that would be

delivered in the event

of
an executive’s retirement at age

65 or death or

disability
is
valued as

of December

31, 2022

in the

table below.
Name PSU
Restricted
Shares Total
Juan C.

Andrade
$6,861,327 $10,955,761 $17,817,088
Mike

Karmilowicz
$1,069,123
$

2,277,150
$

3,346,273
Mark

Kociancic
$1,141,264
$

6,424,982
$

7,566,246
Sanjoy

Mukherjee
$1,276,790
$

2,426,553
$

3,703,343
Jim Williamson $ 853,116
$

2,790,950
$

3,644,066

Employment, Change of Control and Other Agreements

2023 Proxy

Statement
Termination

or

Change

of Control
As described above, each of the Named Executive Officers is a participant in the Company’s Senior Executive Change of
Control

Plan.

Payments

are made

under

the plan

to the respective

Named

Executive

Officer

if he suffers

a covered
termination of employment within two years following

a change in control. The table below gives a reasonable

estimate
of what

might

be paid

to each

Named

Executive

Officer

in the

event

of a covered

termination

of his

employment

on
December

31,

2022,

based

on the

plan

terms

in effect

at that

time.
Messrs.

Andrade,

Karmilowicz,

Kociancic,

Williamson

and Mukherjee’s

employment

agreements

separately

address
payments

that

may

be made

and

benefits

continued

in the

event

of a

termination

without

due

cause

or resignation
for good

reason,

outside

of a

change

in control,

as defined

in the

respective

agreements.
Name
Incremental

Benefit
Termination
Without
Cause or
Resignation
for Good

Reason
Termination
Following
Change

in
Control
Juan C.

Andrade
Cash

Payment
$ 5,400,000
(1)
8,915,065
(5)
Restricted Stock Value $ 5,085,657
(2)
10,955,761
(6)
PSU Value $ 3,741,757
(3)
6,861,327
(7)
Benefits

Continuation
$ 57,092
(4)
40,000
Pension

Enhancement
1,393,000
Total Value $ 14,284,506 28,165,153
(8)
Mike

Karmilowicz
Cash

Payment
$ 2,620,750
(1)
2,684,841
(5)
Restricted Stock Value $ 692,354
(2)
2,277,150
(6)
PSU Value $ 511,927
(3)
1,069,123
(7)
Benefits

Continuation
$ 28,888
(4)
40,000
Pension

Enhancement
443,000
Total Value $ 3,853,919 6,514,114
(8)
Mark

Kociancic
Cash

Payment
$ 3,023,900
(1)
3,350,934
(5)
Restricted Stock Value $ 1,895,858
(2)
6,424,982
(6)
PSU Value $ 367,086
(3)
1,141,264
(7)
Benefits

Continuation
$ 28,546
(4)
40,000
Pension

Enhancement
553,000
Total Value $ 5,315,390 11,510,180
(8)
Sanjoy

Mukherjee
Cash

Payment
$ 2,200,000
(1)
2,815,693
(5)
Restricted Stock Value $ 850,039
(2)
2,426,553
(6)
PSU Value $ 1,276,790
(3)
1,276,790
(7)
Benefits

Continuation
$ 18,465
(4)
26,000
Pension

Enhancement
801,000
Total Value $ 4,345,294 7,346,036
(8)
Jim Williamson
Cash

Payment
$ 2,767,000
(1)
2,824,616
(5)
Restricted Stock Value $ 741,382
(2)
2,790,950
(6)
PSU Value $ 265,444
(3)
853,116
(7)
Benefits

Continuation
$ 28,924
(4)
40,000
Pension

Enhancement
408,000
Total Value $ 3,802,750 6,916,682
(8)

Employment, Change of Control and Other Agreements
2023 Proxy

Statement

85
(1)
Pursuant

to the

terms

of the

Mr. Andrade’s

employment

agreement,

he would

be paid

a separation

allowance

in equal
installments

over

a 24-month period

equal

to two

times

his

base

salary.

Messrs.

Mukherjee,

Karmilowicz,

Kociancic

and
Williamson

would

each

be paid

two

times

his

base

salary

over

a 12-month

period.

All

would

receive

any

annual

incentive
bonus

earned

but

not

yet

paid

for

the

completed

full

fiscal

year

prior

to

termination.
(2)
Pursuant

to the

terms

of the

Named

Executive

Officer’s

employment

agreement,

unvested

restricted

stock

will

continue
to vest

in accordance

with its

terms

in the

12-month

period

following

termination

for Messrs.

Karmilowicz,

Kociancic,
Mukherjee

and

Williamson.

For

Mr. Andrade,

unvested

stock

would

continue

to vest

for only

the portions

related

to his
initial

$10 million

equity

grant.
(3) Under the terms of their respective employment agreements, Mr. Mukherjee would receive the PSU installments pursuant to
achieved

performance

goals

throughout

the

life

of the

PSU.

Messrs.

Andrade,

Kociancic

and

Williamson

would

receive

the
PSU

installments

pursuant

to

any

performance

goals

achieved

prior

to

departure

from

the

Company.

The

remaining

PSU
installments

will vest pursuant

to the Performance

Stock Unit

Award Agreement

terms and are valued

at the target
performance

(100%)

for purpose

of this

table.
(4)
Pursuant

to the

terms

of the

Named

Executive

Officer’s

employment

agreement,

he shall

continue

to participate

in the
disability

and

life

insurance

programs

until

the earlier

of a

certain

number

of months

or his

eligibility

to be

covered

by
comparable

benefits

of a

subsequent

employer

and

he will

receive

a cash

payment

to enable

him

to pay

for

medical

and
dental coverage

for a certain

number of

months. For

Mr. Andrade,

the number

is 24, for

Messrs. Mukherjee,

Karmilowicz,
Kociancic and

Williamson it

is 12.
(5) The Senior Executive Change

of Control Agreement

provides for a cash

payment that equals

the average of the executive’s
salary and bonus for the previous three years times a

factor assigned by the Board. The factor is 2.0 for

Messrs. Mukherjee,
Karmilowicz,

Kociancic

and

Williamson

and

2.5

for

Mr.

Andrade.
(6)
The unvested

equity

awards

for

each

Named

Executive

Officer

are valued

at the

NYSE

closing

price

of $331.27

at 2022
year-end

as if

all vested

on December

31,

2022.
(7)
In the

event

of a Change

in Control,

the Company

may elect

to continue

the Performance

Stock

Awards

subject

to the
2010 Stock

Incentive

Plan and

Performance

Stock Unit

Award

Agreement.

According

to the

award

agreement,

completed
installments are valued according to the actual achievement factor, and the remaining installments are valued at the target
performance (100%).
(8)
The

Senior

Executive

Change

of Control

Plan

includes

a “Best

Net”

provision

regarding

the determination

and treatment
of parachute payments that

could potentially result

in a reduced figure based

on each participant’s relevant

circumstances
as calculated

by an

accounting

firm agreed

to by the

participant

and the

Company.

Under

the provision,

in lieu

of an
automatic

reduction

in benefits

in the

event

of an

excess

parachute

payment

that triggers

the excise

tax,

benefits

are
reduced

to avoid

an excess

parachute

payment

only

if doing

so results

in a

higher

after-tax

benefit

to the

participant.

Compensation Committee Interlocks and Insider

Participation

2023 Proxy

Statement
COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION
During

2022,

the Compensation

Committee

was comprised

of John

J. Amore,

William

F. Galtney,

Jr., John

A. Graf,
Meryl Hartzband, Gerri Losquadro, Roger M.

Singer and John A. Weber

until his passing, all of whom

are Non-
Employee

Directors

of the

Company

and

none

of whom

is or

has

been

an officer

of the

Company.

No Compensation
Committee

interlocks

existed

during

2022.

Proposal No. 2—Appointment of Independent Auditors
2023 Proxy

Statement

87
PROPOSAL

NO.

2—APPOINTMENT

OF

INDEPENDENT
AUDITORS
The Board of

Directors recommends that you

vote FOR the

appointment of PricewaterhouseCoopers

LLP, an
independent registered public accounting firm, as

the Company’s independent auditor for the

year ending December
31,
2023 and

the authorization

of the Board

of Directors

acting

by the Audit

Committee

of the Board

of Directors

to
determine

the independent

auditor’s

remuneration.

Proxies

will

be so

voted

unless

shareholders

specify

otherwise
in their proxies.
PricewaterhouseCoopers

LLP

has

been

appointed

to serve

as the

Company’s

auditor

each

year

at the

Annual

General
Meeting of Shareholders

pursuant to the Board’s recommendation,

which is based on the

recommendation of the Audit
Committee. For

the 2022

Annual General

Meeting, and

in accordance

with the

Sarbanes-Oxley Act

of 2002

(“Sarbanes
Oxley”),

the Audit

Committee

has evaluated

the performance

and independence

of PricewaterhouseCoopers

LLP
and has

recommended

their appointment

as the

Company’s

independent

auditor

for the

year ending

December
31,

2023.

In making

its

recommendation,

the

Audit

Committee

reviews

both

the audit

scope

and

estimated

fees

for
professional

services

for the

coming year.

Representatives

of PricewaterhouseCoopers

LLP will

be present

at the
2023 Annual

General Meeting,

will have

the opportunity

to make

a statement

if they so

desire and

will be available

to
respond

to appropriate

questions

from shareholders.

Proposal No. 3—Non-Binding Advisory Vote on

Executive Compensation

2023 Proxy

Statement
PROPOSAL

NO.

3—NON-BINDING

ADVISORY

VOTE

ON
EXECUTIVE COMPENSATION
The Board

of Directors

recommends

that

you

vote FOR

the non-binding

advisory

approval

of the

Named

Executive
Officers’ compensation. Proxies will be

so voted unless shareholders

specify otherwise in their

proxies. Proxies given

by
beneficial holders to shareholders of record may not

be so voted unless beneficial holders specify

a vote for
approval in their proxies.
The Dodd-Frank Wall Street Reform

and Consumer Protection Act

of
2010, or the Dodd-Frank Act, enables shareholders
to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company’s Named Executive Officers as disclosed

in this

Proxy

Statement

in accordance

with

the rules

of the

SEC.
As described

in detail

under the

heading

“Executive

Compensation

– Compensation

Discussion

and Analysis”,

the
Company’s

executive

compensation

program

is designed

to attract,

reward

and retain

talented

executives

whose
abilities

are critical

to the

success

of the

Company

and its

long-term

goals of

profitability

and strong

shareholder
returns. Please

read the

“Compensation

Discussion and

Analysis” discussion

for additional

details about

our executive
compensation

programs,

including

information

about

the fiscal

year 2022

compensation

of our

Named

Executive
Officers.
Shareholders

are being

asked

to indicate

their

support

for the

Company’s

Named

Executive

Officer

compensation
as described

in this

Proxy

Statement,

which

includes

the “Compensation

Discussion

and

Analysis”

section

and the
compensation

tables

and related

narrative

disclosure.

This

proposal,

commonly

known

as a

“say-on-pay”

proposal,
gives shareholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is

not

intended

to address

any

specific

item

of compensation,

but

rather

the

overall

compensation

of the

Company’s
Named

Executive

Officers

and

the

philosophy,

policies

and practices

described

in this

Proxy

Statement.

Accordingly,
the

Board

recommends

that

you

vote

“FOR”

on

an

advisory

basis

the

compensation

of the

Named

Executive

Officers.
The

say-on-pay

vote

is advisory

and,

therefore,

not binding

on the

Company,

the Compensation

Committee

or the
Board of

Directors.

However,

the Board

of Directors

and the

Compensation

Committee

value the

opinions

of the
Company’s

shareholders

and will

review

the voting

results

and consider

shareholder

concerns.

Proposal No.

4—Non-Binding Advisory

Vote on

the Frequency of

the Advisory

Vote on

Executive Compensation
2023 Proxy

Statement

89
PROPOSAL

NO. 4—NON-BINDING

ADVISORY

VOTE
ON THE FREQUENCY

OF THE ADVISORY

VOTE ON
EXECUTIVE COMPENSATION
For the reasons set forth below, the

Board of Directors recommends a vote for frequency

of “EVERY YEAR” for
future

non-binding

shareholder

votes

on executive

compensation.

Proxies

will

be voted

unless

shareholders

specify
otherwise

in their

proxies.

Proxies

given

by beneficial

holders

to shareholders

of record

may

not

be so

voted

unless
beneficial

holders specify

a vote

for frequency

of “EVERY

YEAR” in

their proxies.
Pursuant to

Rule 14a-21 under

the Exchange Act,

we are

required to submit

to shareholders an

advisory, non-binding vote
asking them to indicate how frequently we should seek an advisory vote on the compensation of the Company’s Named
Executive

Officers,

as

disclosed

pursuant

to

the

SEC’s

compensation

disclosure

rules,

such

as

Proposal

No. 3

of

this
Proxy

Statement.

By voting

on this

Proposal

No.

4, shareholders

may

indicate

whether

they

would

prefer

an
advisory
vote on Named Executive Officer compensation once every one, two or three years, or they can abstain from
voting.
The advisory vote by

the Company’s shareholders

on frequency is distinct

from the advisory

vote on the compensation
of the Company’s Named Executive Officers. This deals with the issue of how frequently an advisory vote on
compensation

should be

presented

to shareholders

and, in

this regard,

shareholders

may provide

advice on

the
following resolution:
“Resolved

that

the compensation

of the

Company’s

Named

Executive

Officers

be submitted

to shareholders

for an
advisory vote:
1.
Every

year

(annual);
2.
Every

two

years

(biennial);

or
3.
Every

three

years

(triennial).”
You may vote for one of these three alternatives, or you may abstain from making a choice.
After careful

consideration of

this Proposal,

the Board

of Directors

has determined

that an

advisory vote

on executive
compensation that

occurs every

year (annually)

is the most

appropriate alternative

for the Company,

and therefore the
Board of Directors recommends that you vote for a one-year interval for the advisory vote on executive compensation.
In formulating

its recommendation,

the Board

of Directors

considered

the fact

that the

Compensation

Committee
and

the Board

evaluate,

adjust

and approve

Named

Executive

Officer

compensation

on an

annual

basis.

The

Board
believes

that having

an annual

advisory

vote on

executive

compensation

will allow

shareholders

to provide

timely
input

on our

compensation

philosophy,

policies

and

practices

as disclosed

in the

Proxy

Statement

every

year.
Additionally,

an annual

advisory

vote

on executive

compensation

is consistent

with

the Board’s

desire

to seek

input
from

shareholders

on our

executive

compensation

philosophy,

policies

and practices.
The

option

of one

year,

two

years,

or three

years

that

receives

the

highest

number

of votes

cast

by shareholders

will
be

the

frequency

for

the

advisory

vote

on executive

compensation

that

has

been

selected

by shareholders.

However,
because

this

vote

is advisory

and

not

binding

on the

Board

of Directors

in any

way,

the

Board

may

decide

that

it is

in
the best

interests of our

shareholders and the

Company to hold

an advisory vote

on executive compensation more

or
less
frequently

than the

option

approved

by shareholders.

Proposal
No.

5—
Change
the

Name
of the

Company
from Everest Re Group,
Ltd.

to
Everest Group,
Ltd.

and

to
Amend

our

Bye-Laws

Accordingly
90

2023 Proxy

Statement
PROPOSAL NO. 5—CHANGE

THE NAME OF THE
COMPANY FROM

EVEREST RE

GROUP, LTD.

TO
EVEREST

GROUP,

LTD.

AND

TO

AMEND

OUR

BYE-LAWS
ACCORDINGLY
The Board of Directors recommends

that you vote FOR

a resolution, pursuant to Section

10 of the Bermuda

Companies
Act 1981

(the “Act”),

to change

the name

of the

Company from

“Everest Re

Group, Ltd.”

to “Everest

Group, Ltd.”
and an

accompanying

amendment

to the

Company’s

Bye-laws,

Proxies

will

be so

voted

unless

shareholders

specify
otherwise

in their

proxies.

Proxies

given

by beneficial

holders

to shareholders

of record

may

not

be so

voted

unless
beneficial

holders

specify

a vote

for approval

in their

proxies.
Shareholders are being asked to

consider and approve the

resolution to change the

Company’s name and the
accompanying

Bye-law

amendment

as described

below.

Under

Sections

10(1),

13(5)

and 77

of the

Act and

Sections
44 and

98 of

our Bye-laws,

our shareholders

must

approve

the resolution

and accompanying

Bye-law

amendment
by the

affirmative

vote of

a majority

of the

votes

cast

at the

Annual

General

Meeting.

The Board

has unanimously
approved

the name

change

resolution

and accompanying

Bye-law

amendment

and recommends

their

approval

and
adoption by the shareholders.
The

name

change

proposal

reflects

Everest’s

positioning

and

commitment

to underwrite

opportunity

for

colleagues,
customers,

shareholders

and

communities

worldwide,

across

both

its

insurance

and

reinsurance

platforms.

We have
been

expanding

our

primary

insurance

business

to benefit

more

people

and

places

worldwide,

while

simultaneously
building on our position as a preeminent global reinsurance leader and preferred partner. Because of the association of
the word “Re” with reinsurance, the Board believes that the current name of Everest Re Group, Ltd. no longer accurately

reflects

the full

diversity

of operations

of the

Company,

and that

the proposed

name change

will better
align

with the

Company’s

refreshed

brand

and strategic

evolution.
The

name change

proposal,

if approved

by our

shareholders,

would

have the

effect

of changing

the legal

name

of
the Company.

The name

change will

be effectuated

by filing

a certified

copy of

the name

change resolution

with
the Bermuda

Registrar

of Companies.

The Company

intends

to file

the resolution

promptly

after

the shareholders
approve

the name

change

and to

specify

a future

effective

date

and

time

for the

name

change

in order

to allow

for
an orderly

transition.

The

Company

will

announce

the actual

effective

date

and

time

of the

name

change

via

a press
release.

If shareholders

approve

the

name

change,

we also

plan

to change

our

stock

ticker

symbol

from

“RE”

to “EG,”
effective

at the

same

time

as the

name

change

becomes

effective.

Our CUSIP

number

will

not

change

as a

result

of
the name change.
The name change

proposal, if

approved by

our shareholders,

would have

the effect

of changing

the legal name

of the
Company.

The

name

change

will

become

effective

upon

the filing

of a certified

copy

of the

name

change

resolution
with the Bermuda

Registrar of

Companies. The Company

intends to

file the resolution

promptly after

the shareholders
approve

the name

change

and to

specify

a future

effective

date

and

time

for the

name

change

in order

to allow

for
an orderly

transition.

The

Company

will

announce

the actual

effective

date

and

time

of the

name

change

via

a press
release.

If shareholders

approve

the

name

change,

we also

plan

to change

our

stock

ticker

symbol

from

“RE”

to “EG,”
effective

at the

same

time

as the

name

change

becomes

effective.

Our CUSIP

number

will

not

change

as a

result

of
the name change.
If the

name

change

is

not

approved,

the

Company’s

legal

name

will

continue

to

be Everest

Re Group,

Ltd.
The

change

in the

Company’s

name

will

not affect

the legal

status

of the

Company

or the

rights

of any

shareholder
in any

respect,

or the

transferability

of share

certificates

presently

outstanding.

The currently

outstanding

share
certificates evidencing

shares of the

Company’s securities

bearing the name

Everest Re Group,

Ltd. will

continue to be
valid and to represent shares

of Everest Re Group, Ltd. following

the name change. In the future,

new share certificates
will

be

issued

bearing

the

new

name,

but

this

will

not

affect

the

validity

of current

share

certificates.

Miscellaneous

—General
Matters
2023 Proxy

Statement

91
MISCELLANEOUS—GENERAL

MATTERS
Section

16(a)

Beneficial

Ownership

Reporting

Compliance
Section 16(a) of

the Exchange Act

requires the Company’s

executive officers and

directors and persons

who own more
than

ten

percent

of a

registered

class

of

the

Company’s

equity

securities,

to

file

reports

of

ownership

and

changes

in
ownership

on Forms

3, 4

and

5 with

the

SEC.

Executive

officers,

directors

and

greater

than

ten

percent

shareholders
are

required

by

SEC

regulation

to

furnish

the

Company

with

copies

of all

Forms

3,

4 and

5 they

file.
Based

solely

on the

Company’s

review

of the

copies

of the

forms

it has

received

and

representations

that

no other
reports

were

required,

the

Company

believes

that

all

of

its

executive

officers

and

directors

have

filed

with

the

SEC

on
a timely

basis

all

required

Forms

3,

4 and

5 with

respect

to transactions

during

fiscal

year

2022.
Shareholder

Proposals

for

the

2024

Annual

General

Meeting

of Shareholders
To be considered

for inclusion

in the Company’s

Proxy Statement

and Proxy Card

relating to the

2024 Annual

General
Meeting

of Shareholders,

a shareholder

proposal

must

be received

by the

Secretary

of the

Company

in proper

form
at the

Company’s

registered

office

at Clarendon

House,

2 Church

Street,

Hamilton

HM 11,

Bermuda,

no later

than
December

16, 2023.

If the shareholder

proposal

relates to

a nomination

for director,

then the

proposal

must be
made in

accordance

with the

procedures

set forth

in Bye-law

12 and discussed

in the section

titled “Nominating
and Governance

Committee.”

This Bye-law

is available

on the Company’s

website or

by mail

from the

Corporate
Secretary’s office.
Proxy Solicitations
The

expense

of this

proxy

solicitation

will

be borne

by the

Company.

In addition

to solicitation

by mail,

proxies

may
be solicited

in person

or by

telephone,

facsimile

or mail

by directors

or officers

who

are

employees

of the

Company
without

additional

compensation.

Georgeson

LLC will

provide

solicitation

services

to the

Company

for a

fee not

to
exceed

$9,000

plus

out-of-pocket

expenses.

The

firm

will

solicit

proxies

by personal

interview,

telephone,

facsimile
and

mail.

The

Company

will,

on request,

reimburse

shareholders

of record

who are

brokers,

dealers,

banks

or voting
trustees,

or their

nominees,

for their

reasonable

expenses in

sending proxy

materials

and annual

reports to

the
beneficial

owners

of the

shares

they hold

of record.
Transfer

Agent

and

Registrar
The

Company

has

appointed

Computershare

Trust

Company,

N.A.

to serve

as transfer

agent,

registrar

and

dividend
paying agent for the Common Shares.

Correspondence relating to any share accounts

or dividends should be
addressed to:
Computershare Investor Services
P.O.

BOX

43006
Providence, RI 02940-3006
Overnight

correspondence

should

be sent

to:
Computershare

Investor

Services
150 Royall St.,

Suite 101
Canton,

MA

02021
(877)

373-6374

(Shareholder

Services

–

Toll

Free)
(781) 575-2725

(Shareholder Services)
All transfers of certificates for Common Shares should also be mailed to the above address.
By

Order

of the

Board

of Directors
Juan C. Andrade
President

& CEO
April 14, 2023

[THIS PAGE INTENTIONALLY

LEFT BLANK.]

[THIS PAGE INTENTIONALLY

LEFT BLANK.]

jJ,
FSC
www.fsc.org
MIX
Paper
I
Supporting
responsible

forestry
FSC ® C127009

Everest vote ENDORSEMENT LINE SACKPACK -MR A SAMPLE DESIGNATION

(IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C123456789 000000000.000000 ext 000000000.000000

ext 000000000.000000 ext 000000000.000000 ext 000000000.000000

ext 000000000.000000 ext Your vote matters - here's how to vote!

You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by May 16.2023 at 1159 P.M.,

Eastern Time. Online Go to www.investorvote.com/RE or scan the

OR code - login details are located in the shaded bar below. Phone Call toll free

1-800-652-V0TE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.inve

storvote.com/RE Using a black ink pen. mart your votes with an X as shown in this example.

Please do not write outside the designated areas. 2023 Annual Meeting

Proxy Card ( 1234 5678 9012 345) IF WTING BY MAIL, SIGH, DETACH AND

RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. fl A Proposals

- The Board of Directors

recommend a vote FOR all the nominees listed and FOR Proposals 2,3 and

5 and for 1 YEAR on Proposal 4. t Election of Directors for a term to end in 2024.
01- John J. Amore 04-John A. Graf For Against Abstain 02 - Juan C. Andrade 05- Meryl

Hartzband 08 - Roger M. Singer 07 - Hazel McNeilage For Against Abstain

03 - William F. Galtney, Jr. 06 - Gerri Losquadro 09 - Joseph V.

Taranto For Against Abstain 3. For the approval, by non-binding advisory vote, of the 2022 compensation paid to the NEOs. 2. For the appointment of PricewaterhouseCoopers LLP as the Company's independent

registered public account in g firm to act as the Company's independent auditor for 2023 and authorize the Company's Board of Directors acting through its

Audit Committee to determine the independent auditor's remuneration.

For Against Abstain For Against Abstain 4. Advisory Vote on the frequency of future advisory votes on executif compensation. 1 Year 2 Years

3 Years Abstain 5. To consider and approve a resolution to

change the name of the Company from "Everest Re Group, Ltd." to "Everest

Group, Ltd." and to amend our Bye-laws accordingly. For Against

Abstain Q Authorized Signatures - This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney,

executor,
administrator, corporate officer, trustee, guardian, or custodian,

please give full title. Date (mm/dd/yyyy) - Please print date below. Signature

1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. C 1234567890 J NT 1 U P X 575648 MR A SAMPLE (THIS AREA tS SET

LP TO ACCOMMODATE 140 CHARACTERS) MR ASAM PLE AND MR A SAMPLE

AMD MR A SAMPLE AMD MR A SAMLE AND MR A SAMPLE AMD MR A SAMPLE AMD

MR A SAMLE AND MR A SAMPLE AMD

2023 Annual Meeting of Everest Re Group, Ltd. Shareholders Wednesday.

May 17.2023.10:00 A.M. Local Time Fairmont Hamilton Princess, 76 Pitts

Bay Road, Hamilton, Bermuda The proxy statement and annual report to shareholders are available at https://investors.everestre.com/shareholder

-proxy-materials Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.inves

torvote.com/RE IF VOTING BY MAIL, SIGH, DETACH AND

RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Everest

Re Group, Ltd. Notice of 2023 Annual Meeting of Shareholders Proxy

Solicited by Board of Directors for Annual Meeting - May 17,2023 The undersigned hereby appoints Juan C. Andrade and Mark Kociancic, and each of them, as proxies of the undersigned, each with full power to act without the others and with full power of substitution, to vote all the Common Shares of EVEREST

RE GROUP, LTD. held in the name of the undersigned at the close of business on March 20, 2023, at the Annual General Meeting of Shareholders

to be held on Wednesday, May 17, 2023, at Fairmont Hamilton

Princess, 76 Pitts Bay Road, Hamilton, Bermuda at 10:00 a.m. (local time), and at any
adjournment or postponement thereof, with all the powers the undersigned would have if personally present, on the matters set forth hereon in accordance with any directions given by the undersigned and, in their discretion,

on all other matters that may properly come before the Annual General

Meeting, all in accordance with the accompanying Notice and Proxy Statement,

receipt of which is acknowledged. IF THIS PROXY IS PROPERLY EXECUTED

AND RETURNED, THE SHARES REPRESENTED THEREBY WILL BE VOTED.

IF A CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE SHARES WILL BE VOTED

ACCORDINGLY. IF NOT OTHERWISE SPECIFIED,

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL THE

NOMINEES

LISTED AND FOR PROPOSALS 2,3 AND 5 AND FOR 1 YEAR ON PROPOSAL 4. THIS

PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Yo

u

are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDO, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations.

THE PROXIES

CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

(Items to be voted appear on reverse side) C Non-Voting Items
Change of Address - Please print new address below. Comments - Please print your comments below.